  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                          Registration No. 333-132905
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO.1 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 18 [X]
      John Hancock Life Insurance Company of New York SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                John Hancock Life Insurance Company of New York
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                John Hancock Life Insurance Company of New York
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2007

                               for interests in

                              Separate Account B

                      Interests are made available under

                 MAJESTIC PERFORMANCE VARIABLE UNIVERSAL LIFE

     a flexible premium variable universal life insurance policy issued by

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                              ("John Hancock NY")

 The policy provides fixed account options with fixed rates of return declared by John Hancock NY and the following investment accounts:

Science & Technology           Quantitative All Cap                  Managed
Emerging Markets Value         All Cap Core                          PIMCO VIT All Asset
Pacific Rim                    Total Stock Market Index              Global Allocation
Health Sciences                Blue Chip Growth                      High Yield
Emerging Growth                U.S. Large Cap                        U.S. High Yield Bond
Small Cap Growth               Core Equity                           Strategic Bond
Emerging Small Company         Large Cap Value                       Strategic Income
Small Cap                      Classic Value                         Global Bond
Small Cap Index                Utilities                             Investment Quality Bond
Dynamic Growth                 Real Estate Securities                Total Return
Mid Cap Stock                  Small Cap Opportunities               American Bond
Natural Resources              Small Cap Value                       Real Return Bond
All Cap Growth                 Small Company Value                   Bond Index B
Financial Services             Special Value                         Core Bond
International Opportunities    Mid Value                             Active Bond
International Small Cap        Mid Cap Value                         U.S. Government Securities
International Equity Index B   Value                                 Short-Term Bond
Overseas Equity                All Cap Value                         Money Market B
American International         Growth & Income                       Lifestyle Aggressive
International Value            500 Index B                           Lifestyle Growth
International Core             Fundamental Value                     Lifestyle Balanced
Quantitative Mid Cap           U.S. Core                             Lifestyle Moderate
Mid Cap Index                  Large Cap                             Lifestyle Conservative
Mid Cap Intersection           Quantitative Value                    Brandes International Equity
Global                         American Growth-Income                Turner Core Growth
Capital Appreciation           Equity-Income                         Frontier Capital Appreciation
American Growth                American Blue Chip Income and Growth  Business Opportunity Value
U.S. Global Leaders Growth     Income & Value

                            * * * * * * * * * * * *

   Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

    .  Starting on the next page is a Table of Contents for this prospectus.

    . The section after the Table of Contents is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

    . Behind the Summary of Benefits and Risks section is a section called "FeeTables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

    . Behind the Fee Tables section is a section called "Detailed Information". This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

    . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
SUMMARY OF BENEFITS AND RISKS.........................................     4
The nature of the policy..............................................     4
Summary of policy benefits............................................     4
   Death benefit......................................................     4
   Surrender of the policy............................................     4
   Withdrawals........................................................     4
   Policy loans.......................................................     4
   Optional supplementary benefit riders..............................     5
   Investment options.................................................     5
Summary of policy risks...............................................     5
   Lapse risk.........................................................     5
   Investment risk....................................................     5
   Transfer risk......................................................     5
   Early surrender risk...............................................     5
   Market timing risk.................................................     6
   Tax risks..........................................................     6
FEE TABLES............................................................     7
DETAILED INFORMATION..................................................    13
Table of Investment Options and Investment Subadvisers                    13
Description of John Hancock NY........................................    23
Description of Separate Account B.....................................    23
The fixed account options.............................................    24
The death benefit.....................................................    24
   Limitations on payment of death benefit............................    24
   Base Face Amount vs. Supplemental Face Amount......................    24
   The minimum death benefit..........................................    25
   When the insured person reaches 121................................    25
   Requesting an increase in coverage.................................    26
   Requesting a decrease in coverage..................................    26
   Change of death benefit option.....................................    26
   Tax consequences of coverage changes...............................    26
   Your beneficiary...................................................    26
   Ways in which we pay out policy proceeds...........................    26
   Changing a payment option..........................................    27
   Tax impact of payment option chosen................................    27
Premiums..............................................................    27
   Planned premiums...................................................    27
   Minimum initial premium............................................    27
   Maximum premium payments...........................................    27
   Processing premium payments........................................    27
   Ways to pay premiums...............................................    28
Lapse and reinstatement...............................................    28
   Lapse..............................................................    28
   No-lapse guarantee.................................................    28
   Cumulative premium test............................................    29
   Death during grace period..........................................    29
   Reinstatement......................................................    29
The policy value......................................................    29
   Allocation of future premium payments..............................    30
   Transfers of existing policy value.................................    30
Surrender and withdrawals.............................................    31
   Surrender..........................................................    31
   Withdrawals........................................................    31
Policy loans..........................................................    32
   Repayment of policy loans..........................................    32
   Effects of policy loans............................................    33
Description of charges at the policy level............................    33
   Deduction from premium payments....................................    33
   Deductions from policy value.......................................    33
   Additional information about how certain policy charges work.......    34
   Sales expenses and related charges.................................    34
   Effect of premium payment pattern..................................    34
   Method of deduction................................................    35
   Reduced charges for eligible classes...............................    35
   Other charges we could impose in the future........................    35
Description of charges at the portfolio level.........................    35
Other policy benefits, rights and limitations.........................    35
   Optional supplementary benefit riders you can add..................    35
   Variations in policy terms.........................................    39
   Procedures for issuance of a policy................................    39
   Commencement of insurance coverage.................................    39
   Backdating.........................................................    39
   Temporary coverage prior to policy delivery........................    40
   Monthly deduction dates............................................    40
   Changes that we can make as to your policy.........................    40
   The owner of the policy............................................    40
   Policy cancellation right..........................................    40
   Reports that you will receive......................................    41
   Assigning your policy..............................................    41
   When we pay policy proceeds........................................    41
   General............................................................    41
   Delay to challenge coverage........................................    41
   Delay for check clearance..........................................    41
   Delay of separate account proceeds.................................    41
   Delay of general account surrender proceeds........................    41
   How you communicate with us........................................    42
   General rules......................................................    42
   Telephone, facsimile and internet transactions.....................    42
Distribution of policies..............................................    43
   Compensation.......................................................    43
Tax considerations....................................................    44
   General............................................................    44
   Death benefit proceeds and other policy distributions..............    45
   Policy loans.......................................................    46
   Diversification rules and ownership of the Account.................    46
   7-pay premium limit and modified endowment contract status.........    46
   Corporate and H.R. 10 retirement plans.............................    47
   Withholding........................................................    47
   Life insurance purchases by residents of Puerto Rico...............    47
   Life insurance purchases by non-resident aliens ...................    47
Financial statements reference........................................    48
Registration statement filed with the SEC.............................    48
Independent registered public accounting firm.........................    48

                         SUMMARY OF BENEFITS AND RISKS

The nature of the policy

   The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics on your policy and the insured person. Except as noted in the "Detailed Information" section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Summary of policy benefits

Death benefit

   When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

    . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under "The minimum death benefit" provision in the "Detailed Information" section of this prospectus).

    . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

   You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender.

   If you have not taken a loan on your policy, the "policy value" of your policy will, on any given date, be equal to:

    .  the amount you invested,

    . gain or loss of the investment experience of the investment options you've chosen,

    .  minus all charges we deduct, and

    .  minus all withdrawals you have made.

   If you take a loan on your policy, your policy value will be computed somewhat differently. See "Effects of policy loans".

Withdrawals

   You may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

   If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

   When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value.

Investment options

   The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account B (the "Account" or "Separate Account"), a separate account operated by us under New York law. We currently offer two "fixed account" options - the standard fixed account option, and the enhanced yield fixed account option offered as a supplementary benefit rider. The rest of the options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as "investment accounts". The fixed accounts and the investment accounts are sometimes collectively referred to in this prospectus as the "accounts". The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly-traded mutual funds. On the plus side, you can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

   If the net cash surrender value is insufficient to pay the charges when due and the no-lapse guarantee is not in effect, your policy can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment accounts you've chosen has been poor or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. (See "Lapse and reinstatement".)

   Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

   As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

   There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider and seek an advance under that rider, you will be subject to special transfer restrictions (see "Acceleration of Death Benefit for Qualified Long-Term Care Services Rider").

Early surrender risk

   There are surrender charges assessed if you surrender your policy in the first 10 policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

   Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing policy value") and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

   Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. The tax laws are not clear on this point.

   In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

   There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a "modified endowment contract", surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                  FEE TABLES

   This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

   The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. We reserve the right to increase the premium charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatement of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

                               Transaction Fees
-------------------------------------------------------------------------------
Charge                    When Charge is Deducted         Amount Deducted
------                 -----------------------------  ------------------------
Maximum premium charge Upon payment of premium        8% of all premiums /(1)/

Maximum withdrawal fee Upon making a withdrawal       The lesser of 2% of
                                                      withdrawal amount or $
                                                      25 (currently $0)/(2)/

Surrender charge/(3)/  Upon surrender, policy lapse
                       or any reduction in Base Face
                       Amount

   Maximum surrender                                  $125.44 per thousand
     charge                                           dollars of Base Face
                                                      Amount

   Minimum surrender                                  $2.72 per thousand
     charge                                           dollars of Base Face
                                                      Amount

   Surrender charge
     for                                              $13.82 per thousand
     respresentative                                  dollars of Base Face
     insured person                                   Amount

Maximum transfer fee   Upon each transfer into or     $25 (currently $0)/(2)/
                       out of an investment account
                       beyond an annual limit of not
                       less than 12
--------
(1) The amount stated in the table is the maximum premium charge in all policy years. Currently, a premium charge of 6.4% is deducted from each premium paid up to the Target Premium in each of the first 5 policy years. A premium charge of 2% is deducted from each premium in excess of Target Premium for the first 5 policy years, and a charge of 2% is deducted from all premiums paid in policy years 6 and later. The "Target Premium" will appear in the "Policy Specifications" section of the policy.
(2) This fee is not currently imposed, but we reserve the right to do so in the policy.
(3) A surrender charge is applicable for up to 10 policy years from the Policy Date and is calculated as a percentage of the premium paid in policy year 1 up to the Target Premium stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The first year surrender charge percentage will vary based upon the particular policy specifications, but can be as high as 100%. The Target Premium varies by the sex, issue age and underwriting risk of the insured person. The maximum charge shown in the table is for a 90 year old male substandard smoker underwriting risk, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk.

   The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

              Periodic Charges Other Than Fund Operating Expenses

                                                                                              Amount
                                                                   -------------------------------------------------------------
Charge                                 When Charge is Applied             Guaranteed Rate                  Current Rate
------                              ------------------------------ -----------------------------   -----------------------------
Cost of insurance charge:/(1)/      Monthly
   Minimum charge                                                  $0.02 per $1,000 of NAR         $0.02 per $1,000 of NAR
   Maximum charge                                                  $83.33 per $1,000 of NAR        $83.33 per $1,000 of NAR
   Charge for representative                                       $0.20 per $1,000 of NAR         $0.10 per $1,000 of NAR
     insured person

Face Amount charge:/(2)/            Monthly for a duration
                                    varying with the age of the
                                    insured person (see footnote
                                    2)
   Minimum charge                                                  $0.02 per $1,000 of Base Face   $0.02 per $1,000 of Base Face
                                                                   Amount                          Amount
   Maximum charge                                                  $.79 per $1,000 of Base Face    $.79 per $1,000 of Base Face
                                                                   Amount                          Amount
   Charge for representative                                       $0.14 per $1,000 of Base Face   $0.14 per $1,000 of Base Face
     insured person                                                Amount                          Amount
Administrative charge               Monthly                        $15                             $15
Asset-based risk charge/(3)/        Monthly                        0.06% of policy value           0.05% of policy value
Maximum policy loan interest        Accrues daily Payable annually 4.25%                           4.25%
  rate/(4)/

--------
(1) The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 5 year old female preferred underwriting risk class. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock NY representative.
(2) The duration of the Face Amount charge varies based upon the age of the insured person as of the anniversary date nearest the policy date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; and age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age and risk class of the insured person. The "minimum" charge shown in the table is for a 0 year old female. The "maximum" rate shown is for a 90 year old male substandard smoker underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard risk.
(3) This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. The percentage amount indicated in the table are the amounts assessed in policy years 1-15. In policy years 16 and after, the guaranteed rate is 0.02%.
(4) 4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                Rider Charges
-------------------------------------------------------------------------------
                                 When Charge is
Charge                               Applied                  Amount
------                         -------------------  --------------------------
Extended No-Lapse Guarantee    Monthly
  Rider:/(1)/
   Minimum charge                                   $0.02 per $1,000 of Base
                                                    Face Amount
   Maximum charge                                   $0.08 per $1,000 of Base
                                                    Face Amount
   Charge for representative                        $0.03 per $1,000 of Base
     insured person                                 Face Amount
Acceleration of Death Benefit  Monthly
  for Qualified
Long-Term Care Services
  Rider:/(2)/
   Minimum charge                                   $0.01 per $1,000 of NAR
   Maximum charge                                   $1.80 per $1,000 of NAR
   Charge for representative                        $0.08 per $1,000 of NAR
     insured person
Enhanced Surrender Value Rider Upon payment of      2% of premiums paid in the
                               premium              first policy year up to
                                                    the Target Premium
Return of Premium Death        Monthly
  Benefit Rider:/(3)/
   Minimum charge                                   $0.02 per $1,000 of NAR
   Maximum charge                                   $83.33 per $,1000 of NAR
   Charge for representative                        $0.10 per $1,000 of NAR
     insured person
Change of Life Insured Rider   At exercise of       $250.00/(4)/
                               Benefit
Accelerated Benefit Rider      At exercise of       $150.00/(5)/
                               benefit
--------
(1) The charge for this rider is determined by multiplying the Base Face Amount by the applicable rate. The rates vary by sex, issue age, and underwriting risk class of the insured person. The "minimum" rate shown in the table is for a 0 year old female standard non-smoker underwriting risk. The "maximum" rate shown in the table is for a 90 year old male standard smoker underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2) The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The "maximum" rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3) The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a poicy issued to cover a 0 year old female standard non-smoker underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situtation.
(4) The charge for this benefit will be assessed separately and will not be deducted from the policy value.
(5) This charge is not currently imposed, but we reserve the right to do so in the policy.

   The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

           Total Annual Portfolio Operating Expenses           Minimum Maximum
  -----------------------------------------------------------  ------- -------
  Range of expenses, including management fees, distribution
    and/ or service (12b-1) fees, and other expenses            0.49%   1.49%

   The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                      Management 12b-1  Other        Total
 Portfolio                               Fees    Fees  Expenses Annual Expenses
 ---------                            ---------- ----- -------- ---------------
 Science & Technology/A/.............    1.05%   0.00%   0.10%       1.15%
 Emerging Markets Value/C/...........    0.96%   0.00%   0.16%       1.12%
 Pacific Rim.........................    0.80%   0.00%   0.21%       1.01%
 Health Sciences/A/..................    1.05%   0.00%   0.09%       1.14%
 Emerging Growth/B/..................    0.80%   0.00%   0.69%       1.49%
 Small Cap Growth....................    1.07%   0.00%   0.08%       1.15%
 Emerging Small Company/D/...........    0.97%   0.00%   0.06%       1.03%
 Small Cap...........................    0.85%   0.00%   0.05%       0.90%
 Small Cap Index.....................    0.48%   0.00%   0.04%       0.52%
 Dynamic Growth/D/...................    0.90%   0.00%   0.06%       0.96%
 Mid Cap Stock.......................    0.84%   0.00%   0.04%       0.88%
 Natural Resources...................    1.00%   0.00%   0.06%       1.06%
 All Cap Growth......................    0.85%   0.00%   0.05%       0.90%
 Financial Services..................    0.82%   0.00%   0.04%       0.86%
 International Opportunities.........    0.89%   0.00%   0.11%       1.00%
 International Small Cap.............    0.92%   0.00%   0.19%       1.11%
 International Equity Index B/B/E/...    0.54%   0.00%   0.04%       0.58%
 Overseas Equity/D/..................    0.99%   0.00%   0.13%       1.12%
 American International/F/...........    0.50%   0.60%   0.08%       1.18%
 International Value.................    0.82%   0.00%   0.11%       0.93%
 International Core..................    0.89%   0.00%   0.10%       0.99%
 Quantitative Mid Cap................    0.74%   0.00%   0.13%       0.87%
 Mid Cap Index.......................    0.48%   0.00%   0.04%       0.52%
 Mid Cap Intersection/C/.............    0.87%   0.00%   0.07%       0.94%
 Global/B/...........................    0.82%   0.00%   0.14%       0.96%
 Capital Appreciation................    0.75%   0.00%   0.03%       0.78%
 American Growth/F/..................    0.32%   0.60%   0.05%       0.97%
 U.S. Global Leaders Growth..........    0.69%   0.00%   0.03%       0.72%
 Quantitative All Cap................    0.71%   0.00%   0.05%       0.76%
 All Cap Core........................    0.78%   0.00%   0.05%       0.83%
 Total Stock Market Index............    0.49%   0.00%   0.03%       0.52%
 Blue Chip Growth/A/.................    0.81%   0.00%   0.02%       0.83%
 U.S. Large Cap......................    0.83%   0.00%   0.04%       0.87%
 Core Equity.........................    0.78%   0.00%   0.05%       0.83%
 Large Cap Value/D/..................    0.82%   0.00%   0.06%       0.88%
 Classic Value.......................    0.80%   0.00%   0.11%       0.91%
 Utilities...........................    0.83%   0.00%   0.12%       0.95%
 Real Estate Securities..............    0.70%   0.00%   0.03%       0.73%
 Small Cap Opportunities.............    0.99%   0.00%   0.03%       1.02%

                                      Management 12b-1  Other        Total
 Portfolio                               Fees    Fees  Expenses Annual Expenses
 ---------                            ---------- ----- -------- ---------------
 Small Cap Value.....................    1.06%   0.00%   0.05%       1.11%
 Small Company Value/A/..............    1.02%   0.00%   0.04%       1.06%
 Special Value/D/E/..................    0.97%   0.00%   0.07%       1.04%
 Mid Value/A/........................    0.98%   0.00%   0.08%       1.06%
 Mid Cap Value.......................    0.86%   0.00%   0.04%       0.90%
 Value...............................    0.74%   0.00%   0.05%       0.79%
 All Cap Value.......................    0.82%   0.00%   0.05%       0.87%
 Growth & Income.....................    0.67%   0.00%   0.01%       0.68%
 500 Index B/B/......................    0.46%   0.00%   0.03%       0.49%
 Fundamental Value...................    0.77%   0.00%   0.04%       0.81%
 U.S. Core...........................    0.76%   0.00%   0.06%       0.82%
 Large Cap/D/........................    0.72%   0.00%   0.04%       0.76%
 Quantitative Value..................    0.68%   0.00%   0.05%       0.73%
 American Growth-Income/F/...........    0.27%   0.60%   0.04%       0.91%
 Equity-Income/A/....................    0.81%   0.00%   0.03%       0.84%
 American Blue Chip Income &
   Growth/F/.........................    0.42%   0.60%   0.05%       1.07%
 Income & Value......................    0.79%   0.00%   0.07%       0.86%
 Managed.............................    0.69%   0.00%   0.03%       0.72%
 PIMCO VIT All Asset/G/..............    0.79%   0.25%   0.45%       1.49%
 Global Allocation...................    0.85%   0.00%   0.13%       0.98%
 High Yield..........................    0.66%   0.00%   0.05%       0.71%
 U.S. High Yield Bond................    0.73%   0.00%   0.06%       0.79%
 Strategic Bond......................    0.68%   0.00%   0.07%       0.75%
 Strategic Income....................    0.71%   0.00%   0.10%       0.81%
 Global Bond.........................    0.70%   0.00%   0.10%       0.80%
 Investment Quality Bond.............    0.60%   0.00%   0.07%       0.67%
 Total Return........................    0.70%   0.00%   0.06%       0.76%
 American Bond/F/....................    0.41%   0.60%   0.04%       1.05%
 Real Return Bond/I/.................    0.70%   0.00%   0.07%       0.77%
 Bond Index B/B/.....................    0.47%   0.00%   0.06%       0.53%
 Core Bond...........................    0.67%   0.00%   0.12%       0.79%
 Active Bond.........................    0.60%   0.00%   0.04%       0.64%
 U.S. Government Securities/D/.......    0.61%   0.00%   0.08%       0.69%
 Short-Term Bond.....................    0.58%   0.00%   0.04%       0.62%
 Money Market B/B/...................    0.50%   0.00%   0.01%       0.51%
 Lifestyle Aggressive/E/.............    0.94%   0.00%   0.02%       0.96%
 Lifestyle Growth/E/.................    0.91%   0.00%   0.01%       0.92%
 Lifestyle Balanced/E/...............    0.88%   0.00%   0.01%       0.89%
 Lifestyle Moderate/E/...............    0.85%   0.00%   0.02%       0.87%
 Lifestyle Conservative/E/...........    0.82%   0.00%   0.02%       0.84%
 Brandes International Equity/H/.....    0.68%   0.00%   0.20%       0.88%
 Turner Core Growth/H/...............    0.45%   0.00%   0.20%       0.65%
 Frontier Capital Appreciation/H/....    0.90%   0.00%   0.18%       1.08%
 Business Opportunity Value/H/.......    0.64%   0.00%   0.30%       0.94%
--------
/A/ The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value,
      Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

  Combined Average Daily Net                       Fee Reduction
  Assets of the T. Rowe Portfolios    (as a percentage of the management fee)
  --------------------------------    ---------------------------------------
  First $750 million.................                  0.00%
  Next $750 million..................                   5.0%
  Next $1.5 billion..................                   7.5%
  Over $3 billion....................                  10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

/B/ The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82%
      respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.
/C/ For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.
/D/ The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.
/E/ The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and
      0.06%, respectively.
/F/ The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios. /G /"Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.
/H/ For the period from May 1, 2007 to April 30, 2008, the portfolio manager has contractually agreed to reimburse each portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio's annualized daily average net assets.
/I/ The adviser has voluntarily agreed to waive a portion of its advisory fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of Aggregate Net Assets over $1 billion. This voluntary fee waiver may be terminated at any time by the adviser. For more information, please refer to the prospectus for the underlying portfolio.

                             DETAILED INFORMATION

   This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") or M Fund, Inc. (the "M Fund")), and hold the shares in a subaccount of the Separate Account. The FeeTables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. ("M Financial") is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as "Portfolio Managers" of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio's assets.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives.

   However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

   The portfolios available under the policies are as follows:

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

Science & Technology T. Rowe Price        Seeks long-term growth of capital by
                     Associates, Inc.     investing, under normal market
                     and RCM Capital      conditions, at least 80% of its net
                     Management LLC       assets (plus any borrowings for
                                          investment purposes) in common
                                          stocks of companies expected to
                                          benefit from the development,
                                          advancement, and use of science and
                                          technology. Current income is
                                          incidental to the portfolio's
                                          objective.

Emerging Markets     Dimensional Fund     Seeks long-term capital appreciation
Value                Advisors             by investing at least 80% of its net
                                          assets in companies associated with
                                          emerging markets.

Pacific Rim          MFC Global           Seeks long-term growth of capital by
                     Investment           investing in a diversified portfolio
                     Management (U.S.A.)  that is comprised primarily of
                     Limited              common stocks and equity-related
                                          securities of corporations domiciled
                                          in countries in the Pacific Rim
                                          region.

Health Sciences      T. Rowe Price        Seeks long-term capital appreciation
                     Associates, Inc.     by investing, under normal market
                                          conditions, at least 80% of its net
                                          assets (plus any borrowings for
                                          investment purposes) in common
                                          stocks of companies engaged in the
                                          research, development, production,
                                          or distribution of products or
                                          services related to health care,
                                          medicine, or the life sciences.

Emerging Growth      MFC Global           Seeks superior long-term rates of
                     Investment           return through capital appreciation
                     Management (U.S.),   by investing, under normal
                     LLC                  circumstances, primarily in high
                                          quality securities and convertible
                                          instruments of small-cap U.S.
                                          companies.

Small Cap Growth     Wellington           Seeks long-term capital appreciation
                     Management Company,  by investing, under normal market
                     LLP                  conditions, primarily in small-cap
                                          companies that are believed to offer
                                          above average potential for growth
                                          in revenues and earnings.

Emerging Small       RCM Capital          Seeks long-term growth of capital
Company              Management LLC       investing, under normal market
                                          conditions, at least 80% of its net
                                          assets (plus any borrowings for
                                          investment purposes) in common stock
                                          equity securities of companies with
                                          market capitalizations that
                                          approximately match the range of
                                          capitalization of the Russell 2000
                                          Index* at the time of purchase.

Small Cap            Independence         Seeks maximum capital appreciation
                     Investments LLC      consistent with reasonable risk to
                                          principal by investing, under normal
                                          market conditions, at least 80% of
                                          its net assets in equity securities
                                          of companies whose market
                                          capitalization is under $2 billion.

Small Cap Index      MFC Global           Seeks to approximate the aggregate
                     Investment           total return of a small-cap U.S.
                     Management (U.S.A.)  domestic equity market index by
                     Limited              attempting to track the performance
                                          of the Russell 2000 Index.*

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  -------------------------------------

Dynamic Growth       Deutsche Investment  Seeks long-term growth of capital by
                     Management           investing in stocks and other equity
                     Americas, Inc.       securities of medium-sized U.S.
                                          companies with strong growth
                                          potential.

Mid Cap Stock        Wellington           Seeks long-term growth of capital by
                     Management Company,  investing primarily in equity
                     LLP                  securities of mid-size companies
                                          with significant capital
                                          appreciation potential.

Natural Resources    Wellington           Seeks long-term total return by
                     Management Company,  investing, under normal market
                     LLP                  conditions, primarily in equity and
                                          equity-related securities of natural
                                          resource-related companies worldwide.

All Cap Growth       AIM Capital          Seeks long-term capital appreciation
                     Management, Inc.     by investing the portfolio's assets,
                                          under normal market conditions,
                                          principally in common stocks of
                                          companies that are likely to benefit
                                          from new or innovative products,
                                          services or processes, as well as
                                          those that have experienced above
                                          average, long-term growth in
                                          earnings and have excellent
                                          prospects for future growth.

Financial Services   Davis Selected       Seeks growth of capital by investing
                     Advisers, L.P.       primarily in common stocks of
                                          financial companies. During normal
                                          market conditions, at least 80% of
                                          the portfolio's net assets (plus any
                                          borrowings for investment purposes)
                                          are invested in companies that are
                                          principally engaged in financial
                                          services.

International        Marsico Capital      Seeks long-term growth of capital by
Opportunities        Management, LLC      investing, under normal market
                                          conditions, at least 65% of its
                                          assets in common stocks of foreign
                                          companies that are selected for
                                          their long-term growth potential.
                                          The portfolio may invest in
                                          companies of any size throughout the
                                          world. The portfolio normally
                                          invests in issuers from at least
                                          three different countries not
                                          including the U.S. The portfolio may
                                          invest in common stocks of companies
                                          operating in emerging markets.

International Small  Templeton            Seeks capital appreciation by
Cap                  Investment Counsel,  investing primarily in the common
                     LLC                  stock of companies located outside
                                          the U.S., which have total stock
                                          market capitalization or annual
                                          revenues of $4 billion or less.

International        SSgA Funds           Seeks to track the performance of
Equity Index B       Management, Inc.     broad-based equity indices of
                                          foreign companies in developed and
                                          emerging markets by attempting to
                                          track the performance of the MSCI
                                          All Country World ex-US Index*.
                                          (Series I shares are available for
                                          sale to contracts purchased prior to
                                          May 13, 2002; Series II shares are
                                          available for sale to contracts
                                          purchased on or after May 13, 2002).

Overseas Equity      Capital Guardian     Seeks long-term capital appreciation
                     Trust Company        by investing, under normal
                                          conditions, at least 80% of its
                                          assets in equity securities of a
                                          diversified mix of large established
                                          and medium-sized foreign companies
                                          located primarily in developed
                                          countries and, to a lesser extent,
                                          in emerging markets.

American             Capital Research     Seeks to make the shareholders'
International        Management Company   investment grow by investing all of
                     (adviser to the      its assets in the master fund, Class
                     American Funds       2 shares of the International Fund,
                     Insurance Series)    a series of American Funds Insurance
                                          Series. The International Fund
                                          invests primarily in common stocks
                                          of companies located outside the
                                          United States.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

International Value  Templeton            Seeks long-term growth of capital by
                     Investment Counsel,  investing, under normal market
                     LLC                  conditions, primarily in equity
                                          securities of companies located
                                          outside the U.S., including emerging
                                          markets.

International Core   Grantham, Mayo, Van  Seeks high total return by investing
                     Otterloo & Co. LLC   typically in a diversified portfolio
                                          of equity investments from developed
                                          markets other than the U.S.

Quantitative Mid Cap MFC Global           Seeks long-term growth of capital by
                     Investment           investing, under normal market
                     Management (U.S.A.)  conditions, at least 80% of its
                     Limited              total assets (plus any borrowings
                                          for investment purposes) in U.S.
                                          mid- ap stocks, convertible
                                          preferred stocks, convertible bonds
                                          and warrants.

Mid Cap Index        MFC Global           Seeks to approximate the aggregate
                     Investment           total return of a mid- cap U.S.
                     Management (U.S.A.)  domestic equity market index by
                     Limited              attempting to track the performance
                                          of the S&P Mid Cap 400 Index*.

Mid Cap Intersection Wellington           Seeks long-term growth of capital by
                     Management Company,  investing in equity securities of
                     LLP                  medium size companies with
                                          significant capital appreciation
                                          potential.

Global               Templeton Global     Seeks long-term capital appreciation
                     Advisors Limited     by investing, under normal market
                                          conditions, at least 80% of its net
                                          assets (plus any borrowings for
                                          investment purposes) in equity
                                          securities of companies located
                                          anywhere in the world, including
                                          emerging markets.

Capital Appreciation Jennison Associates  Seeks long-term capital growth by
                     LLC investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects.
                                          These companies are generally
                                          medium-to-large capitalization
                                          companies.

American Growth      Capital Research     Seeks to make the shareholders'
                     Management Company   investment grow by investing all of
                     (adviser to the      its assets in the master fund, Class
                     American Funds       2 shares of the Growth Fund, a
                     Insurance Series)    series of American Funds Insurance
                                          Series. The Growth Fund invests
                                          primarily in common stocks of
                                          companies that appear to offer
                                          superior opportunities for growth of
                                          capital. The Growth Fund may also
                                          invest up to 15% of its assets in
                                          equity securities of issuers
                                          domiciled outside the U.S. and
                                          Canada and not included in the S&P
                                          500 Index*.

U.S. Global Leaders  Sustainable Growth   Seeks long-term growth of capital by
Growth               Advisers, L.P.       investing, under normal market
                                          conditions, primarily in common
                                          stocks of "U.S. Global Leaders".

Quantitative All Cap MFC Global           Seeks long-term growth of capital by
                     Investment           investing, under normal
                     Management (U.S.A.)  circumstances, primarily in equity
                     Limited              securities of U.S. companies. The
                                          portfolio will generally focus on
                                          equity securities of U.S. companies
                                          across the three market
                                          capitalization ranges of large, mid
                                          and small.

All Cap Core         Deutsche Investment  Seeks long-term growth of capital by
                     Management Americas  investing primarily in common stocks
                     Inc.                 and other equity securities within
                                          all asset classes (small, mid and
                                          large cap) of those within the
                                          Russell 3000 Index*.

Total Stock Market   MFC Global           Seeks to approximate the aggregate
Index                Investment           total return of a broad U.S.
                     Management (U.S.A.)  domestic equity market index by
                     Limited              attempting to track the performance
                                          of the Dow Jones Wilshire 5000
                                          Index*.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  -------------------------------------

Blue Chip Growth     T. Rowe Price        Seeks to achieve long-term growth of
                     Associates, Inc.     capital (current income is a
                                          secondary objective) by investing,
                                          under normal market conditions, at
                                          least 80% of the portfolio's total
                                          assets in the common stocks of large
                                          and medium- sized blue chip growth
                                          companies.

U.S. Large Cap       Capital Guardian     Seeks long-term growth of capital
                     Trust Company        and income by investing the
                                          portfolio's assets, under normal
                                          market conditions,primarily in
                                          equity and equity-related securities
                                          of companies with market
                                          capitalization greater than $ 500
                                          million.

Core Equity          Legg Mason Capital   Seeks long-term capital growth by
                     Management, Inc.     investing, under normal market
                                          conditions, primarily in equity
                                          securities that, in the subadviser's
                                          opinion, offer the potential for
                                          capital growth. The subadviser seeks
                                          to purchase securities at large
                                          discounts to the subadviser's
                                          assessment of their intrinsic value.

Large Cap Value      Blackrock            Seeks long-term growth of capital by
                     Investment           investing, under normal market
                     Management, LLC      conditions, primarily in a
                                          diversified portfolio of equity
                                          securities of large-cap companies
                                          located in the U.S.

Classic Value        Pzena Investment     Seeks long-term growth of capital by
                     Management, LLC      investing, under normal market
                                          conditions, at least 80% of its net
                                          assets in domestic equity securities.

Utilities            Massachusetts        Seeks capital growth and current
                     Financial Services   income (income above that available
                     Company              from a portfolio invested entirely
                                          in equity securities) by investing,
                                          under normal market conditions, at
                                          least 80% of the portfolio's net
                                          assets (plus any borrowings for
                                          investment purposes) in equity and
                                          debt securities of domestic and
                                          foreign companies in the utilities
                                          industry.

Real Estate          Deutsche Investment  Seeks to achieve a combination of
Securities           Management           long-term capital appreciation and
                     Americas, Inc.       current income by investing, under
                                          normal market conditions, at least
                                          80% of its net assets (plus any
                                          borrowings for investment purposes)
                                          in equity securities of real estate
                                          investment trusts and real estate
                                          companies.

Small Cap            Munder Capital       Seeks long-term capital appreciation
Opportunities        Management           by investing, under normal
                                          circumstances, at least 80% of its
                                          assets in equity securities of
                                          companies with market
                                          capitalizations within the range of
                                          the companies in the Russell 2000
                                          Index*.

Small Cap Value      Wellington           Seeks long-term capital appreciation
                     Management Company,  by investing, under normal market
                     LLP                  conditions, at least 80% of its
                                          assets in small-cap companies that
                                          are believed to be undervalued by
                                          various measures and offer good
                                          prospects for capital appreciation.

Small Company Value  T. Rowe Price        Seeks long-term growth of capital by
                     Associates, Inc.     investing, under normal market
                                          conditions, primarily in small
                                          companies whose common stocks are
                                          believed to be undervalued. Under
                                          normal market conditions, the
                                          portfolio will invest at least 80%
                                          of its net assets (plus any
                                          borrowings for investment purposes)
                                          in companies with market
                                          capitalizations that do not exceed
                                          the maximum market capitalization of
                                          any security in the Russell 2000
                                          Index* at the time of purchase.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

Special Value        ClearBridge          Seeks long-term capital growth by
                     Advisors, LLC        investing, under normal
                                          circumstances, at least 80% of its
                                          net assets in common stocks and
                                          other equity securities of companies
                                          whose market capitalization at the
                                          time of investment is not greater
                                          than the market capitalization of
                                          companies in the Russell 2000 Value
                                          Index*.

Mid Value            T. Rowe Price        Seeks long-term capital appreciation
                     Associates, Inc.     by investing, under normal market
                                          conditions, primarily in a
                                          diversified mix of common stocks of
                                          mid-size U.S. companies that are
                                          believed to be undervalued by
                                          various measures and offer good
                                          prospects for capital appreciation.

Mid Cap Value        Lord, Abbett & Co.   Seeks capital appreciation by
                     LLC                  investing, under normal market
                                          conditions, at least 80% of the
                                          portfolio's net assets (plus any
                                          borrowings for investment purposes)
                                          in mid-sized companies.

Value                Van Kampen           Seeks to realize an above-average
                                          total return over a market cycle of
                                          three to five years, consistent with
                                          reasonable risk, by investing
                                          primarily in equity securities of
                                          companies with capitalizations
                                          similar to the market capitalization
                                          of companies in the Russell Midcap
                                          Value Index*.

All Cap Value        Lord, Abbett & Co.   Seeks capital appreciation by
                     LLC                  investing in equity securities
                                          of U.S. and multinational companies
                                          in all capitalization
                                          ranges that the subadviser believes
                                          are undervalued.

Growth & Income      Independence         Seeks income and long-term capital
                     Investments LLC      appreciation by investing, under
                                          normal market conditions, primarily
                                          in a diversified mix of common
                                          stocks of large U.S. companies.

500 Index B          MFC Global           Seeks to approximate the aggregate
                     Investment           total return of a broad U.S.
                     Management (U.S.A.)  domestic equity market index by
                     Limited              attempting to track the performance
                                          of the S&P 500 Composite Stock Price
                                          Index.*

Fundamental Value    Davis Selected       Seeks growth of capital by
                     Advisers, L.P.       investing, under normal market
                                          conditions, primarily in common
                                          stocks of U.S. companies with market
                                          capitalizations of at least $10
                                          billion. The portfolio may also
                                          invest in U.S. companies with
                                          smaller capitalizations.

U.S. Core            Grantham, Mayo, Van  Seeks a high total return by
                     Otterloo & Co. LLC   investing primarily in investments
                                          tied economically to the U.S.
                                          including equity investments in U.S.
                                          companies whose stocks are included
                                          in the S&P 500 Index* or in
                                          companies with size and growth
                                          characteristics similar to companies
                                          that issue stocks included in the
                                          Index.

Large Cap            UBS Global Asset     Seeks to maximize total return,
                     Management           consisting of capital appreciation
                     (Americas) Inc.      and current income, by investing,
                                          under normal circumstances, at least
                                          80% of its net assets (plus
                                          borrowings for investment purposes,
                                          if any) in equity securities of U.S.
                                          large-cap companies.

Quantitative Value   MFC Global           Seeks long-term capital appreciation
                     Investment           by investing primarily in large-cap
                     Management (U.S.A.)  U.S. securities with the potential
                     Limited              for long-term growth of capital.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

American             Capital Research     Seeks to make the shareholders'
Growth-Income        and Management       investment grow and provide the
                     Company (adviser to  shareholder with income over time by
                     the American Funds   investing all of its assets in the
                     Insurance Series)    master fund, Class 2 shares of the
                                          Growth-Income Fund, a series of
                                          American Funds Insurance Series. The
                                          Growth-Income Fund invests primarily
                                          in common stocks or other securities
                                          which demonstrate the potential for
                                          appreciation and/or dividends

Equity-Income        T. Rowe Price        Seeks to provide substantial
                     Associates, Inc.     dividend income and also long- term
                                          capital appreciation by investing
                                          primarily in dividend-paying common
                                          stocks, particularly of established
                                          companies with favorable prospects
                                          for both increasing dividends and
                                          capital appreciation.

American Blue Chip   Capital Research     Seeks to produce income exceeding
Income and Growth    and Management       the average yield on U.S. stocks
                     Company (adviser to  generally and to provide an
                     the American Funds   opportunity for growth of principal
                     Insurance Series)    by investing all of its assets in
                                          Class 2 shares of the Blue Chip
                                          Income and Growth Fund, a series of
                                          American Funds Insurance Series. The
                                          Blue Chip Income and Growth Fund
                                          invests primarily in common stocks
                                          of larger, more established
                                          companies based in the U.S. with
                                          market capitalizations of $4 billion
                                          and above.

Income & Value       Capital Guardian     Seeks the balanced accomplishment of
                     Trust Company        (a) conservation of principal and
                                          (b) long-term growth of capital and
                                          income by investing the portfolio's
                                          assets in both equity and fixed-
                                          income securities. The subadviser
                                          has full discretion to determine the
                                          allocation between equity and fixed
                                          income securities.

Managed              Grantham, Mayo, Van  Seeks income and long-term capital
                     Otterloo & Co. LLC   appreciation by investing primarily
                     and Declaration      in a diversified mix of common
                     Management &         stocks of large U.S. companies and
                     Research LLC         bonds with an overall intermediate
                                          term average maturity.

PIMCO VIT All Asset  Pacific Investment   The portfolio invests primarily in a
Portfolio (a series  Management Company,  diversified mix of (a) common stocks
of the PIMCO         LLC                  of large and mid-sized U.S.
Variable Insurance                        companies, and (b) bonds with an
Trust) (only Class                        overall intermediate term average
M is available for                        maturity.
sale)

Global Allocation    UBS Global Asset     Seeks total return, consisting of
                     Management           long-term capital appreciation and
                     (Americas) Inc.      current income, by investing in
                                          equity and fixed income securities
                                          of issuers located within and
                                          outside the U.S.

High Yield           Western Asset        Seeks to realize an above-average
                     Management Company   total return over a market cycle of
                                          three to five years, consistent with
                                          reasonable risk, by investing
                                          primarily in high-yield debt
                                          securities, including corporate
                                          bonds and other fixed-income
                                          securities.

U.S. High Yield Bond Wells Capital        Seeks total return with a high level
                     Management,          of current income by investing,
                     Incorporated         under normal market conditions,
                                          primarily in below investment-grade
                                          debt securities (sometimes referred
                                          to as "junk bonds" or high yield
                                          securities). The portfolio also
                                          invests in corporate debt securities
                                          and may buy preferred and other
                                          convertible securities and bank
                                          loans.

Strategic Bond       Western Asset        Seeks a high level of total return
                     Management Company   consistent with preservation of
                                          capital by investing at least 80% of
                                          its net assets in fixed income
                                          securities.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

Strategic Income     MFC Global           Seeks a high level of current income
                     Investment           by investing, under normal market
                     Management (U.S.),   conditions, primarily in foreign
                     LLC                  government and corporate debt
                                          securities from developed and
                                          emerging markets, U.S. Government
                                          and agency securities, and U.S. high
                                          yield bonds.

Global Bond          Pacific Investment   Seeks to realize maximum total
                     Management Company,  return, consistent with preservation
                     LLC                  of capital and prudent investment
                                          management, by investing the
                                          portfolio's assets primarily in
                                          fixed income securities. These fixed
                                          income instruments may be
                                          denominated in non-U.S. currencies
                                          or in U.S. dollars.

Investment Quality   Wellington           Seeks a high level of current income
Bond                 Management Company,  consistent with the maintenance of
                     LLP                  principal and liquidity, by
                                          investing in a diversified portfolio
                                          of investment grade bonds.
                                          Investments will tend to focus on
                                          corporate bonds and U.S. Government
                                          bonds with intermediate to longer
                                          term maturities.

Total Return         Pacific Investment   Seeks to realize maximum total
                     Management Company   return, consistent with preservation
                     LLC                  of capital and prudent investment
                                          management, by investing, under
                                          normal market conditions, at least
                                          65% of the portfolio's assets in a
                                          diversified portfolio of fixed
                                          income securities of varying
                                          maturities.

American Bond        Capital Research     Seeks to maximize current income and
                     and Management       preserve capital by investing all of
                     Company (adviser to  its assets in the master fund, Class
                     the American Funds   2 Shares of the Bond Fund, a series
                     Insurance Series)    of the American Funds Insurance
                                          Series. The Bond Fund normally
                                          invests at least 80% of its assets
                                          in bonds.

Real Return Bond     Pacific Investment   Seeks maximum return, consistent
                     Management Company,  with preservation of capital and
                     LLC                  prudent investment management, by
                                          investing, under normal market
                                          conditions, at least 80% of its net
                                          assets in inflation-indexed bonds of
                                          varying maturities issued by the
                                          U.S. and non-U.S. governments and by
                                          corporations.

Bond Index B         Declaration          Seeks to track the performance of
                     Management &         the Lehman Brothers Aggregate
                     Research LLC         Index** (which represents the U.S.
                                          investment grade bond market) by
                                          investing at least 80% of its assets
                                          in securities listed in the Lehman
                                          Brothers Aggregate Index.

Core Bond            Wells Capital        Seeks total return consisting of
                     Management,          income and capital appreciation by
                     Incorporated         investing, under normal market
                                          conditions, in a broad range of
                                          investment-grade debt securities.
                                          including U.S. Government
                                          obligations, corporate bonds,
                                          mortgage-backed and other asset
                                          backed securities and money market
                                          instruments.

Active Bond          Declaration          Seeks income and capital
                     Management &         appreciation by investing at least
                     Research LLC and     80% of its assets in a diversified
                     MFC Global           mix of debt securities and
                     Management (U.S.),   instruments.
                     LLC

U.S. Government      Western Asset        Seeks a high level of current income
Securities           Management Company   consistent with preservation of
                                          capital and maintenance of
                                          liquidity, by investing in debt
                                          obligations and mortgage-backed
                                          securities issued or guaranteed by
                                          the U.S. Government, its agencies or
                                          instrumentalities, and derivative
                                          securities such as collateralized
                                          mortgage obligations backed by such
                                          securities.

Portfolio             Portfolio Manager          Investment Description
---------            -------------------  ------------------------------------

Short-Term Bond      Declaration          Seeks income and capital
                     Management &         appreciation by investing at least
                     Research LLC         80% of its assets in a diversified
                                          mix of debt securities and
                                          instruments.

Money Market B       MFC Global           Seeks maximum current income
                     Investment           consistent with preservation of
                     Management (U.S.A.)  principal and liquidity by investing
                     Limited              in high quality money market
                                          instruments.

Lifestyle Aggressive MFC Global           Seeks to provide long-term growth of
                     Investment           capital (current income is not a
                     Management (U.S.A.)  consideration) by investing 100% of
                     Limited              the Lifestyle Trust's assets in
                                          other portfolios of the Trust which
                                          invest primarily in equity
                                          securities.

Lifestyle Growth     MFC Global           Seeks to provide long-term growth of
                     Investment           capital with consideration also
                     Management (U.S.A.)  given to current income by investing
                     Limited              approximately 20% of the Lifestyle
                                          Trust's assets in other portfolios
                                          of the Trust, which invest primarily
                                          in fixed income securities and
                                          approximately 80% of its assets in
                                          other portfolios of the Trust, which
                                          invest primarily in equity
                                          securities.

Lifestyle Balanced   MFC Global           Seeks to provide a balance between a
                     Investment           high level of current income and
                     Management (U.S.A.)  growth of capital with a greater
                     Limited              emphasis given to capital growth by
                                          investing approximately 40% of the
                                          Lifestyle Trust's assets in other
                                          portfolios of the Trust which invest
                                          primarily in fixed income securities
                                          and approximately 60% of its assets
                                          in other portfolios of the Trust
                                          which invest primarily in equity
                                          securities.

Lifestyle Moderate   MFC Global           Seeks to provide a balance between a
                     Investment           high level of current income and
                     Management (U.S.A.)  growth of capital with a greater
                     Limited              emphasis given to current income by
                                          investing approximately 60% of the
                                          Lifestyle Trust's assets in other
                                          portfolios of the Trust which invest
                                          primarily in fixed income securities
                                          and approximately 40% of its assets
                                          in other portfolios of the Trust
                                          which invest primarily in equity
                                          securities.

Lifestyle            MFC Global           Seeks to provide a high level of
Conservative         Investment           current income with some
                     Management (U.S.A.)  consideration also given to growth
                     Limited              of capital by investing
                                          approximately 80% of the Lifestyle
                                          Trust's assets in other portfolios
                                          of the Trust, which invest primarily
                                          in fixed income securities and
                                          approximately 20% of its assets in
                                          other portfolios of the Trust, which
                                          invest primarily in equity
                                          securities.

Brandes              Brandes Investment   Seeks long-term capital appreciation
International        Partners, LP         through investment in equity
Equity (a series of                       securities of foreign issuers,
M Fund, Inc.)                             including common stocks, and
                                          securities that are convertible into
                                          common stocks.

Turner Core Growth   Turner Investment    Seeks long-term capital appreciation
(a series of M       Partners, LLC        through investment mainly in common
Fund, Inc.)                               stocks of U.S. companies that the
                                          portfolio manager believes have
                                          strong earnings-growth potential.

Frontier Capital     Frontier Capital     Seeks maximum capital appreciation
Appreciation (a      Management Company,  through investment in common stock
series of M Fund,    LLC                  of U.S. companies of all states,
Inc.)                                     with emphasis on stocks with
                                          capitalizations consistent with the
                                          capitalizations of those companies
                                          found in the Russell 2500 Index*.

Business             Iridian Asset        Seeks long-term capital appreciation
Opportunity Value    Management, LLC      through investment primarily in
(a series of M                            equity securities of U.S. issuers in
Fund, Inc.)                               the large-to-medium capitalization
                                          segment of the U.S. stock market.

--------
* "S&P 500(R) and "S&P Mid Cap 400(R) are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" "Russell 2000 Value(R) "Russell 2500(R)," "Russell 3000(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.
** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

   The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index -- $200 million to $244 billion Russell 2000 Index -- $38.40 million to $3.72 billion
     Russell 2500 Index -- $38.49 million to $8.63 billion
     Russell 3000 Index -- $38.40 million to $411 billion
     Russell 2000 Value Index -- $39 million to $3.1 billion
     Russell Midcap Value Index -- $1.327 million to $21 billion
     S&P Mid Cap 400 Index -- $590 million to $12.5 billion
     S&P 500 Index -- $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index -- $38.49 million to $411 billion

   You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

   If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

   We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

   On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

   We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

   We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

   However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

   The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock NY

   John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Account.

   We have received the following ratings from independent rating agencies:

   A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
15

   AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

   AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

   These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock NY's ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

   The investment accounts shown on page 1 are in fact subaccounts of Separate Account B, a separate account operated by us under New York law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

   The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of the John Hancock NY's other assets.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

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

The fixed account options

   Our obligations under any fixed account options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed account options -- the standard fixed account, and the enhanced yield fixed account offered as a supplementary benefit rider. The effective annual rate we declare for the fixed account options will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account options, but we are under no obligation to do so.

   Because of exemptive and exclusionary provisions, interests in our fixed account options have not been and will not be registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below.

   When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

    . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

    . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

   For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

   If the insured person commits suicide within certain time periods, the amount payable will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Base Face Amount vs. Supplemental Face Amount

   As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

   For the same amount of premiums paid, the amount of the premium charge on premium payments and the face amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any

Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see "No-lapse guarantee"). Also, the amount of any Supplemental Face Amount coverage expires on the policy anniversary nearest the insured person's 121st birthday.

   If your priority is to reduce your Face Amount charges and the premium charge on your premiums, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the 2nd policy year or to maximize the death benefit when the insured person reaches 121, then you may wish to maximize the proportion of the Base Face Amount.

   If you want to purchase Supplemental Face Amount coverage, you may select either a level amount of coverage or an amount of coverage that increases each year up to a prescribed limit. If you elect to forego any scheduled increase in coverage, we reserve the right to discontinue scheduled increases for all following years.

The minimum death benefit

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law -- the "guideline premium test" and the "cash value accumulation test". You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

   Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

                Attained Age                   Applicable Factor
                ------------                   -----------------
                40 and under..................        250%
                45............................        215%
                50............................        185%
                55............................        150%
                60............................        130%
                65............................        120%
                70............................        115%
                75............................        105%
                90............................        105%
                95 and above..................        100%

A table showing the factor for each age will appear in the policy.

   Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

   The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium test may be preferable if you want the policy value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

   To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

   At and after the policy anniversary nearest the insured person's 121st birthday, the following will occur:

    . Any Supplemental Face Amount will be limited (see "Base Face Amount vs. Supplemental Face Amount").

    .  We will stop deducting any monthly deductions.

    .  We will stop accepting any premium payments.

Requesting an increase in coverage

   After the first policy year, we may approve an unscheduled increase in the Supplemental Face Amount at any time, subject to the maximum limit stated in the policy. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

Requesting a decrease in coverage

   After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

    . the remaining Total Face Amount and Base Face Amount will each be at least $100,000, and

    . the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see "Surrender charge"). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

   Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1, after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

   A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

   If you change the death benefit option, the Federal tax law test ("guideline premium test" or "cash value accumulation test") that you elected at issue will continue to apply. Please read "The minimum death benefit" for more information about these Federal tax law tests.

Tax consequences of coverage changes

   A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

   You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

   You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

   There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

   The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You will also choose how often to pay premiums -- annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see "Lapse and reinstatement").

Minimum initial premium

   The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person reaches age 121, subject to the limitations on premium amount described below.

Maximum premium payments

   Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under "Tax considerations".

   Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

   We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

   No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The "Allocation Date" of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.

   Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or any fixed account option as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see "Procedures for issuance of a policy" for the definition of "Contract Completion Date").

   Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

   If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock". We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.

   We will also accept premiums:

    .  by wire or by exchange from another insurance company, or

    . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

   Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax considerations". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., "lapse") with no value.

No-lapse guarantee

   In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance due to a withdrawal, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

   The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first 2 policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium rider, however, is limited to the first 2 policy years.

   While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

     (a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next 3 policy months, or

     (b) the amount necessary to bring the net cash surrender value to zero plus the monthly deductions due, plus the next 3 monthly deductions plus the applicable premium charge.

   If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

   The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.

Death during grace period

   If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

   You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

     (a) The insured person's risk classification is standard or preferred, and

     (b) The insured person's attained age is less than 46.

   By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

     (a) You must provide to us evidence of the insured person's insurability that is satisfactory to us; and

     (b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

   If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

   Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The policy value

   From each premium payment you make, we deduct the premium charge described under "Deduction from premium payments". We invest the rest (known as the "Net Premium") in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

   Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares; except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under "Description of charges at the policy level".

   We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

   The amount you've invested in a fixed account option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for a fixed account, just call or write to us. Amounts you invest in a fixed account will not be subject to the asset-based risk charge described under "Deductions from policy value". Otherwise, the policy level charges applicable to any fixed account are the same as those applicable to the investment accounts.

Allocation of future premium payments

   At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

   You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy is $1,000,000.

   The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

    .  within 18 months after the policy's Issue Date, or

    . within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions that we've specified, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

   Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market B investment account to any other investment accounts (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

   The most you can transfer at any one time out of the enhanced yield fixed account is the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary. Transfers out of the standard fixed account option are limited to the greater of (i) $2,000, or (ii) the standard fixed account maximum transfer percentage of 15% multiplied by the amount in the standard fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of a fixed account option may not involve a transfer to the Money Market B investment account.

   We reserve the right to impose a minimum amount limit on transfers out of a fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

   Dollar cost averaging. We may offer policy owners a dollar cost averaging ("DCA") program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from the Money Market B investment account into any other investment account(s) or any fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

   Asset allocation balancer transfers. Under the asset allocation balancer program the policy owner will designate an allocation of policy value among investment accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the investment accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

   You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

   You may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause

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

your surrender value to fall below 3 months' worth of monthly deductions (see "Deductions from policy value"). We also reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount or the Base Face Amount to fall below $100,000.

   Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see "The death benefit"). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. The Base Face Amount will be reduced only after the Supplemental Face Amount has been reduced to zero. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see "Surrender charge"). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

   For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

   You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as follows:

    .  We first determine the net cash surrender value of your policy.

    . We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

    . We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

    .  We then subtract the third item above from the second item above.

   The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.0% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

   You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as follows:

    . The same proportionate part of the loan as was borrowed from any fixed account option will be repaid to that fixed account.

    . The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

   If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

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Effects of policy loans

   The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value at and after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deduction from premium payments

    . Premium charge - A charge to help defray our sales costs and related taxes. The maximum premium charge is 8% in all policy years. Currently, however, we plan to assess a premium charge of 6.4% upon each premium paid up to the Target Premium in each of the first 5 policy years. A premium charge of 2% of premium will be deducted from each premium in excess of Target Premium for the first 5 policy years, and a charge of 2% will be deducted from all premiums paid in policy years 6 and later. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specification" section of the policy.

    . Enhanced Surrender Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums paid up to the Target Premium in the first policy year.

Deductions from policy value

    . Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.

    . Face Amount charge - A monthly charge to primarily help cover sales costs. The duration of the face amount charge varies upon the age of the insured person as of the anniversary date nearest the policy date, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rate will vary based upon the sex, age and risk class of the insured person.

    . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the underwriting risk class and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of
       (a) minus (b) where:

         (a) is the death benefit as of the first day of the policy month, divided by 1.0024663; and

         (b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

       Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

       If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

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

       For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

    . Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account options.

    . Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

    . Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The charge is the lesser of 2% of the withdrawal amount or $25. This charge is not currently imposed, but we reserve the right to do so.

    . Surrender charge - A charge we deduct if the policy lapses or is surrendered within the surrender charge period, which can be up to 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums received in the first policy year that do not exceed the Target Premium stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs. The surrender charge duration and percentages will vary based upon the particular policy specifications, but can be as high as 100% and as long as 10 policy years, as shown in the following table:

                  Policy Year               Percentage Applied
                  -----------               ------------------
                  1-4......................        100%
                  5-6......................         95%
                  7........................         90%
                  8........................         70%
                  9........................         50%
                  10.......................         30%
                  11 or later..............          0%

       If lapse or surrender occurs during the surrender charge period, the percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see "Withdrawals" and "Requesting a decrease in coverage"). The pro rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

   The premium charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

   You may structure the timing and amount of premium payments to minimize the premium charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total premium charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total premium charges of $4,200. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total premium charges of only $3,320. However, delaying the payment of

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

Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations".)

Method of deduction

   We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

   The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

   Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

   We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

   Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

   The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. We may also receive payments from a series fund or its affiliates at an annual rate of up to approximately 45% of the average net assets that holders of our variable life insurance policies and other products have invested in that portfolio. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

   When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

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

    . Extended No-Lapse Guarantee Rider--You may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of:
       (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations or
       (c) age 121 of the insured person. You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider.

       If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle Investment Accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.

       Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

       1) Extended Cumulative Premium Test. This test will be performed as of the beginning of any Policy Month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the Policy Date to the date of this test.

       2) Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the Policy Month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium.

          The Early Funding Extended Cumulative Premium Test will cease to apply if either of the following occurs:

           a) The Early Funding Extended Cumulative Premium Test is not satisfied at the end of Policy Year 10, or

           b) We approve a written request you make any time after Policy Year 1 for an increase in the Base Face Amount or in any Supplemental Face Amount.

       The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured person, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:

           a) the addition, termination or change of a Supplementary Benefit rider;

           b) a change of a Death Benefit Option;

           c) a decrease in the Base Face Amount or in any Supplemental Face Amount;

           d) an increase in the Base Face Amount or in any Supplemental Face Amount (in which case, the Early Funding Extended Cumulative Premium test will cease to apply as described above);

           e) a change in the life insured's risk classification.

       We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.

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

Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met.

If neither of the extended cumulative premium tests have been satisfied, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

    a) The amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge; or

    b) The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next 3 Policy Months; or

    c) The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the end of Policy Year 10 and the test has not ceased to apply.

If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any Supplementary Benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any Supplementary Benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

    a) the end of the Extended No-Lapse Guarantee Period shown in your policy;

    b) the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;

    c) the date your policy terminates;

    d) the date we receive written request from you to terminate this rider.

The rider may be terminated at any time, but cannot be reinstated once terminated.

    . Acceleration of Death Benefit for Qualified Long-Term Care Services Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

       Benefits under the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

       We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit", is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

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We restrict your policy value's exposure to market risk when benefits are paid under the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account described on page ???? will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.

If you purchase this rider:

    . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

    . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

   This rider is sometimes referred to as the "LifeCare Rider".

.. Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The rider also provides options to increase or decrease the benefit amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. This rider is only available to you if death benefit Option 1 is elected.

   The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.

   The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.

.. Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount at the change date.

.. Enhanced Surrender Value Rider - In the application for the policy, you may elect to purchase the Enhanced Surrender Value Rider. This rider provides an enhanced surrender value benefit (in addition to the surrender value) if you surrender the policy within the first ten policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

.. Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general

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

       account. We will credit interest at the rate we declare. Additional transfer restrictions apply to amounts in an enhanced yield fixed account (see "Transfers of existing policy value").

    . Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.

Variations in policy terms

   Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

   We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes". No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

   Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

   Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

   Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

   After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

   The policy will take effect only if all of the following conditions are satisfied:

    .  The policy is delivered to and received by the applicant.

    .  The minimum initial premium is received by us.

    . The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

   The date all of the above conditions are satisfied is referred to in this prospectus as the "Contract Completion Date". If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "Policy Date". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

   Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

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

Temporary coverage prior to policy delivery

   If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

   Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent Policy Month.

Changes that we can make as to your policy

   We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

   In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

    . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

    .  Combining or removing fixed accounts or investment accounts

    .  Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

   Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

   While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

    .  Determine when and how much you invest in the various accounts

    .  Borrow or withdraw amounts you have in the accounts

    .  Change the beneficiary who will receive the death benefit

    .  Change the amount of insurance

    . Turn in (i.e., "surrender") the policy for the full amount of its net cash surrender value

    . Choose the form in which we will pay out the death benefit or other proceeds

   It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

   You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

    . John Hancock NY at one of the addresses shown on the back cover of this prospectus, or

    .  the John Hancock NY representative who delivered the policy to you.

   The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your policy value on the date of cancellation.

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

Reports that you will receive

   At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

   Semiannually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

   You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

   We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

   We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

   We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

   We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

   State laws allow us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

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

How you communicate with us

General rules

   You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

   Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

    .  loans

    .  surrenders or withdrawals

    .  change of death benefit option

    .  increase or decrease in Face Amount

    .  change of beneficiary

    .  election of payment option for policy proceeds

    .  tax withholding elections

    .  election of telephone/internet transaction privilege.

   The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see "Telephone, facsimile and internet transactions" below):

    .  transfers of policy value among accounts

    .  change of allocation among accounts for new premium payments

   You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

   If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

   If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

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

   As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see "Transfers of existing policy value"). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

   John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

   The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

   Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

   Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

   You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

   Standard compensation. Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

   The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: policy year 1, 99% of the premium paid up to the first tier and 6.5% of any excess premiums; policy year 2, 26.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 3-5, 5.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

   Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Tax considerations

   This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

   We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

   The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.) We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

   If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code. In addition, if you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

   Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, as described in "Optional supplementary benefit riders you can add", you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

   We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

   The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

   Policies classified as modified endowment contracts are subject to the following tax rules:

    . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

    . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

    . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

       .  is made on or after the date on which the policy owner attains age
          59 1/2

       .  is attributable to the policy owner becoming disabled; or

       . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual. Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

   The financial statements of John Hancock NY and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies.

Registration statement filed with the SEC

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

   The consolidated financial statements of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

   In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

                                SERVICE OFFICE

           Express Delivery                   Mail Delivery
           ----------------                   -------------
          Specialty Products        Specialty Products & Distribution
       197 Clarendon Street, C-6              P.O. Box 192
           Boston, MA 02117                 Boston, MA 02117

                Phone:                            Fax:
                ------                            ----
            1-800-521-1234                    617-572-7008

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329 1933 Act File No. 333-132905

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
John Hancock Life Insurance Company of New York Separate Account B
                                 ("Registrant")

                      Interests are made available under

                  MAJESTIC PERFORMANCE VARIABLE UNIVERSAL LIFE

     a flexible premium variable universal life insurance policy issued by

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                      ("JOHN HANCOCK NY" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

                               TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

     John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the "Account"), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock NY.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The financial statements of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. Effective May 1, 2006, JH Distributors became the underwriter and distributor for variable life and annuity products issued by our affiliates, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in connection with the sale of variable life products in 2006, 2005, and 2004 was $140,721,141, $38,389,385, and $39,069,123, respectively. JH
Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: policy year 1, 99% of the premium paid up to the first tier and 6.5% of any excess premiums; policy year 2, 26.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 3-5, 5.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2006, 2005 and 2004

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................. F-2

Audited Financial Statements:

Balance Sheets as of December 31, 2006 and 2005.......................... F-3

Statements of Income for the years ended December 31, 2006, 2005, and
  2004................................................................... F-4

Statements of Changes in Shareholder's Equity and Comprehensive Income
  for the years ended December 31, 2006, 2005, and 2004.................. F-5

Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004............................................................... F-6

Notes to Financial Statements............................................ F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York ("The Company") as of December 31, 2006 and 2005, and the related statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                              December 31,
                                                          ---------------------
                                                             2006       2005
                                                          ---------- ----------
                                                             (in thousands)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value
     (cost: 2006 - $357,078, 2005 - $256,611)............ $  357,642 $  256,315
Investment in unconsolidated affiliate...................        800        800
Policy loans.............................................     28,345     21,564
Short-term investments...................................    153,598    169,414
                                                          ---------- ----------
   Total Investments.....................................    540,385    448,093

Cash and cash equivalents................................     25,448     24,144
Accrued investment income................................     16,610     12,549
Deferred acquisition costs...............................    299,620    248,817
Deferred sales inducements...............................     31,645     30,065
Federal income tax recoverable...........................         --        624
Reinsurance recoverable..................................     31,404     17,176
Other assets.............................................     12,141     13,363
Separate account assets..................................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Assets.......................................... $6,408,796 $4,898,511
                                                          ========== ==========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $  519,898 $  472,158
Unearned revenue.........................................     14,690     10,674
Unpaid claims and claim expense reserves.................      3,246      2,173
Amounts due to affiliates................................      6,341     10,060
Amounts payable for securities...........................         --      7,238
Deferred income tax liability............................     47,753     49,831
Federal income tax payable to affiliates.................     43,435         --
Other liabilities........................................     11,808      6,046
Separate account liabilities.............................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Liabilities.....................................  6,098,714  4,661,860

Shareholder's Equity:

Common stock.............................................      2,000      2,000
Additional paid in capital...............................    113,306    113,306
Retained earnings........................................    193,749    121,276
Accumulated other comprehensive income...................      1,027         69
                                                          ---------- ----------
   Total Shareholder's Equity............................    310,082    236,651
                                                          ---------- ----------
   Total Liabilities and Shareholder's Equity............ $6,408,796 $4,898,511
                                                          ========== ==========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF INCOME

                                                    For the years ended
                                                       December 31,
                                                ---------------------------
                                                  2006      2005     2004
                                                --------  --------  -------
                                                      (in thousands)
Revenues
   Premiums.................................... $    164  $    302  $   348
   Fee income..................................  110,718    73,647   46,988
   Net investment income.......................  136,194    80,856   48,965
   Net realized investment (losses) gains......   (2,657)     (263)   3,015
                                                --------  --------  -------
       Total revenues..........................  244,419   154,542   99,316

Benefits and expenses

   Benefits to policyholders...................   30,548    14,067   26,299
   Other operating costs and expenses..........   39,655    34,066   25,030
   Amortization of deferred acquisition costs
     and deferred sales inducements............   61,840    29,339    1,062
                                                --------  --------  -------
       Total benefits and expenses.............  132,043    77,472   52,391
                                                --------  --------  -------
Income before income taxes and cumulative
  effect of accounting changes.................  112,376    77,070   46,925
Income taxes...................................   39,903    24,515   15,422
                                                --------  --------  -------
Income before cumulative effect of accounting
  changes......................................   72,473    52,555   31,503

Cumulative effect of accounting changes, net
  of tax.......................................       --        --      287
                                                --------  --------  -------
Net income .................................... $ 72,473  $ 52,555  $31,790
                                                ========  ========  =======

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                               Accumulated
                                                          Additional              Other         Total
                                                   Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                   Stock   Capital   Earnings    Income        Equity       Shares
                                                   ------ ---------- -------- ------------- ------------- -----------
                                                                             (in thousands)
Balance at January 1, 2004........................ $2,000  $113,306  $ 36,931    $ 2,550      $154,787       2,000

Comprehensive income:
   Net income.....................................                     31,790                   31,790
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                (2,116)       (2,116)
                                                                                              --------
   Comprehensive income...........................                                              29,674
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2004...................... $2,000  $113,306  $ 68,721    $   434      $184,461       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     52,555                   52,555
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                  (365)         (365)
                                                                                              --------
   Comprehensive income...........................                                              52,190
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2005...................... $2,000  $113,306  $121,276    $    69      $236,651       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     72,473                   72,473
   Other comprehensive income, net of tax:........
       Net unrealized gains.......................                                   958           958
                                                                                              --------
   Comprehensive income...........................                                              73,431
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2006...................... $2,000  $113,306  $193,749    $ 1,027      $310,082       2,000
                                                   ======  ========  ========    =======      ========       =====

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                              For the years ended December 31,
                                                                                              -------------------------------
                                                                                                 2006       2005       2004
                                                                                              ---------  ---------  ---------
                                                                                                       (in thousands)
Cash flows provided by operating activities:
   Net income................................................................................ $  72,473  $  52,555  $  31,790
       Adjustments to reconcile net income to net cash provided by operating activities:
       Change in accounting principle........................................................        --         --       (287)
       Net realized investment losses/(gains)................................................     2,657        263     (3,015)
       Increase in reinsurance recoverable...................................................   (14,228)    (7,054)    (3,124)
       Deferral of acquisition costs and sales inducements...................................  (114,573)   (88,651)   (61,852)
       Amortization of deferred acquisition costs and deferred sales inducements.............    61,840     29,339      1,062
       Increase in accrued investment income.................................................    (4,061)    (3,654)      (283)
       Increase (decrease) in other assets and other liabilities, net........................    45,430     (4,444)    12,352
       Increase in policyholder liabilities and accruals, net................................    13,641     10,351     12,227
       (Decrease) increase in deferred income tax liability..................................    (2,594)    19,564     15,560
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................    60,585      8,269      4,430

Cash flows used in investing activities:
   Sales and maturities of fixed maturities available-for-sale...............................   139,818    132,430    111,928
   Purchases of fixed maturities available-for-sale..........................................  (243,091)  (181,590)  (175,841)
   Net purchases of short-term investments...................................................    16,675     (2,834)    39,437
   Policy loans advanced, net................................................................    (6,781)    (3,604)    (6,851)
   Net change in payable for undeliverable securities........................................        --      7,238         --
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities.................................................   (93,379)   (48,360)   (31,327)

Cash flows provided by financing activities:
   Deposits and interest credited to policyholder account balances...........................   224,127    174,846    112,541
   Net transfers to separate accounts from policyholders.....................................   (98,483)   (73,030)   (24,456)
   Return of policyholder funds..............................................................   (91,546)   (73,528)   (44,235)
                                                                                              ---------  ---------  ---------
   Net cash provided by financing activities.................................................    34,098     28,288     43,850
                                                                                              ---------  ---------  ---------
   Net increase (decrease) in cash and cash equivalents......................................     1,304    (11,803)    16,953

Cash and cash equivalents at beginning of year...............................................    24,144     35,947     18,994
                                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of year..................................................... $  25,448  $  24,144  $  35,947
                                                                                              =========  =========  =========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) ("JHUSA"). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

The Company was formerly known as The Manufacturers Life Insurance Company of New York. As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc. ("JHFS"), the Company changed its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

The Company offers and issues individual and group annuity contracts and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the company's ownership in JHIMS to 38%. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Investments

The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using a specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs and deferred sales inducements. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 5 -- Reinsurance for additional disclosures regarding this topic.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Separate Accounts

Separate account assets and liabilities reported in the Company's balance sheets represent funds that are administered for investment contracts related to group pension business, as well as for variable annuity and variable life contracts, and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenue of the Company.

Future Policy Benefits

For fixed and variable annuities, group pension contracts, variable life contracts and universal life contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation. Benefits for fixed and variable annuity, variable life contracts and for universal life contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

Revenue Recognition

Fee income from separate accounts, annuity contracts and group pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its financial position or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is still evaluating the impact SFAS 157 will have on its financial position or results of operations.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS155 is not expected to result in a material impact on the Company's financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders.

SOP 03-1 was effective for the Company's financial statements on January 1, 2004, and resulted in an increase in net income and shareholder's equity of $287 (net of tax of $154) and an increase in net income of $287 (net of tax $154).

Note 2 - Related Party Transactions

The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed administrative and investment service expenses of $38,088, $34,562 and $23,450, respectively, from the MLI group of affiliated companies. At December 31, 2006 and 2005, the Company had a net liability to the MLI group of affiliated companies of $6,230 and $9,743, respectively, for services provided.

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed underwriting commissions of $107,671, $79,589 and $53,748, respectively. The Company had a net liability for services provided of $111 and $317 at December 31, 2006 and 2005, respectively. In addition, the Company had a receivable from JHIMS relating to distributions of $9,332 and $7,011, which was included in accrued investment income at December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment (losses) gains:

                                     For the years ended December 31,
                                     -------------------------------
                                       2006        2005       2004
                                      --------    -------   -------
                                           (in thousands)
Net investment income
   Fixed maturities ................ $ 20,004    $12,864    $ 5,594
   Short-term investments...........    2,398      1,317      2,953
   Other invested assets ...........  114,601     67,060     40,759
                                      --------    -------   -------
   Gross investment income..........  137,003     81,241     49,306

       Less investment expenses.....      809        385        341
                                      --------    -------   -------
Net investment income .............. $136,194    $80,856    $48,965
                                      ========    =======   =======
Net realized investment (losses)
  gains
   Fixed maturities ................ $ (2,554)   $  (206)   $ 3,017
   Short-term investments ..........        0        (10)        (2)
   Other invested assets ...........     (103)       (47)         0
                                      --------    -------   -------
Net realized investment (losses)
  gains............................. $ (2,657)   $  (263)   $ 3,015
                                      ========    =======   =======

The Company includes income earned from its investment in JHIMS in the other invested assets category. Income earned from the Company's investment in JHIMS was $112,874, $65,793, and $39,907 for the years ended December 31, 2006, 2005, and 2004, respectively.

As of December 31, 2006 and 2005, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                 December 31, 2006
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $263,162    $2,083    $(1,098)   $264,147
Foreign governments.................   10,160        --       (166)      9,994
Corporate securities................   83,756        71       (326)     83,501
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $357,078    $2,154    $(1,590)   $357,642
                                     ========    ======    =======    ========

                                                 December 31, 2005
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $148,727    $1,154    $  (868)   $149,013
Foreign governments.................   96,559       206       (580)     96,185
Corporate securities................   11,325        --       (208)     11,117
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $256,611    $1,360    $(1,656)   $256,315
                                     ========    ======    =======    ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Proceeds from sales of fixed-maturity securities during 2006, 2005, and 2004 were $45,385, $31,293, and $58,924, respectively. Gross gains realized on the sale of available-for-sale securities were $0, $95 and $3,380 for the years ended December 31, 2006, 2005, and 2004, respectively. Gross losses realized on the sale of available-for-sale securities were $1,131, $301, and $365 for the years ended December 31, 2006, 2005 and 2004, respectively. During 2006, other-than-temporary impairments on fixed maturity securities of $1,562 (2005 - $0; 2004 - $0) were recognized in the statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, and the head of portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. The risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

At December 31, 2006, there were 53 fixed maturities that had a gross unrealized loss of $1,590. These securities had a fair value of $217,762 at December 31, 2006. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,447 on 23 securities with a fair value of $101,105 at December 31, 2006. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2006 are shown below.

                Unrealized Losses on Fixed Maturity Securities

                                                         As of December 31, 2006
                                    ----------------------------------------------------------------
                                     Less than 12 months    12 months or more           Total
                                    --------------------  --------------------  --------------------
                                     Carrying              Carrying              Carrying
                                     Value of              Value of              Value of
                                    Securities            Securities            Securities
                                    with Gross            with Gross            with Gross
                                    Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:             Loss      Losses      Loss      Losses      Loss      Losses
--------------------------          ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct
  obligations of U.S.government
  agencies.........................  $ 66,297    $(101)    $ 71,563   $  (997)   $137,860   $(1,098)
Corporate bonds....................    50,360      (42)      19,548      (284)     69,908      (326)
Debt securities issued by foreign
  governments......................                           9,994      (166)      9,994      (166)
                                     --------    -----     --------   -------    --------   -------
   Total...........................  $116,657    $(143)    $101,105   $(1,447)   $217,762   $(1,590)
                                     ========    =====     ========   =======    ========   =======

At December 31, 2005, there were 64 debt securities that had a gross unrealized loss of $1,656. These securities had a fair value of $211,273 at December 31, 2005. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,090 on 24 securities with a fair value of $78,789 at December 31, 2005.

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                           (in thousands)
Available-for-Sale:
Due in one year or less..............................    $108,164     $107,150
Due after one year through five years................     139,154      138,686
Due after five years through ten years...............      59,284       60,174
Due after ten years..................................      50,476       51,632
                                                         --------     --------
   Total.............................................    $357,078     $357,642
                                                         ========     ========

Fixed-maturity securities with a fair value of $476 and $495 at December 31, 2006 and 2005, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

Equity Method Investments

As of December 31, 2006 and 2005, total assets for JHIMS were $34,086 and $27,968, and total liabilities were $31,980 and $25,863. For the years ended December 31, 2006, 2005, and 2004, net income of JHIMS was $283,029, $164,500, and $99,769, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 4--Income Taxes

The Company will participate with its affiliates in a consolidated federal income tax return for the year ended December 31, 2006. The Company filed a separate federal income tax return for the years ended December 31, 2005 and 2004.

In accordance with the income tax-sharing agreements in effect for 2006, the Company's income tax provision (or benefit) is computed as if the Company filed a separate federal income tax return. The tax charge to the Company will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently,

The components of income taxes were as follows:

                                           For the Years Ended December 31,
                                           -------------------------------
                                            2006       2005        2004
                                            -------    -------    -------
                                                (in thousands)
            Current federal taxes......... $37,581    $ 4,952    $  (138)

            Deferred federal taxes........   2,322     19,563     15,560
                                            -------    -------    -------
            Total income taxes............ $39,903    $24,515    $15,422
                                            =======    =======    =======

Total expenses differ from the statutory rate due principally to the dividends received deduction.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2006     2005     2004
                                                     -------  -------  -------
                                                           (in thousands)
Tax at 35%.......................................... $39,331  $26,975  $16,424
Add (deduct):

   Prior year taxes.................................      (8)    (760)      --

   Dividends received deduction.....................  (1,909)  (1,707)  (1,019)

   Other............................................   2,489        7       17
                                                     -------  -------  -------
       Total income taxes........................... $39,903  $24,515  $15,422
                                                     =======  =======  =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                              (in thousands)
Deferred tax assets:
   Policy reserves adjustments............................. $ 45,879  $ 27,052
   Other...................................................    3,208        --
                                                            --------  --------
       Total deferred tax assets........................... $ 49,087  $ 27,052
                                                            --------  --------
Deferred tax liabilities:
   Deferred acquisition costs.............................. $(63,194) $(55,425)
   Unrealized (gains) losses on securities
     available-for-sale....................................     (473)      166
   Reinsurance.............................................  (33,173)  (19,994)
   Other...................................................       --    (1,630)
                                                            --------  --------
       Total deferred tax liabilities......................  (96,840)  (76,883)
                                                            --------  --------
       Net deferred tax liabilities........................ $(47,753) $(49,831)
                                                            ========  ========

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company received a tax refund of $492 in 2006 and paid taxes of $4,744 and $308 in 2005 and 2004, respectively.

Note 5 - Reinsurance

At December 31, 2006, the Company had treaties with twenty re-insurers, eighteen non-affiliated and two affiliated. The per policy life risk retained by the Company is 10% to 30% of a policy, up to a maximum of $100. In 2006, there were eight recoveries under these agreements totaling a recovery of $2,204 on $3,911 of death claims. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims. In 2004, there were three recoveries under these agreements totaling a recovery of $4,768 on $4,850 of death claims; of which a recovery of $200 on a $3,000 death claim related to an affiliated reinsurer.

At December 31, 2006, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $4,026, $3,828 and $3,492 in reinsurance premiums for the years ended
December 31, 2006, 2005, and 2004, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 6 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company participates in a non-contributory pension plan entitled "the Manulife Financial U.S. Cash Balance Plan ("The Plan"), which is sponsored by the Company's parent, JHUSA.

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields plus 0.25% and 5.25% per annum.

Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made for the years ended December 31, 2006, 2005, and 2004 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants of the Plan was $87.7 million and $85.0 million, and the accumulated benefit obligation was $76.6 million and $74.0 million respectively. This was based on a discount interest rate of 5.75% and 5.50% for December 31, 2006 and 2005, respectively. The fair value of the Plan assets totaled $74.8 million and $71.1 million as of December 31, 2006 and 2005. The expected return on plan assets was 8.25% in both 2006 and 2005, respectively. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

JHUSA adopted Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirment Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158") as of December 31, 2006. JHUSA recorded a loss of ($2) million net of tax benefit to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

The Company participates in a defined contribution 401(k) savings plan sponsored by JHUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

In addition to the retirement plans, the Company participates in a post-retirement benefit plan that is sponsored by JHUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, JHUSA. This plan is unfunded.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7 - Commitments and Contingencies

Commitments. The Company leases office space under various operating lease agreements, which will expire in March of 2009. For the years ended December 31, 2006, 2005, and 2004 the Company incurred rent expense of $94, $181, and $160, respectively.

The minimum lease payments associated with the office space under the operating lease agreement are as follows:

                                                      Minimum
                                                       Lease
                                                      Payments
                                                   --------------
                                                   (in thousands)
               2007...............................      $ 66
               2008...............................        70
               2009...............................        18
                                                        ----
               Total..............................      $154
                                                        ====

The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. As with many other companies in the financial industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial services companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8 - Shareholder's Equity

(a) Common Stock

The Company has one class of capital stock: common stock ($1 par value, 3,000,000 shares authorized and 2,000,001 shares issued and outstanding) at December 31, 2006 and 2005.

(b)Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                   Accumulated
                                                          Net         Other
                                                       Unrealized Comprehensive
                                                         Gains       Income
                                                       ---------- -------------
Balance at January 1, 2004............................  $ 2,550      $ 2,550
Gross unrealized losses (net of deferred income tax
  benefit of $248)....................................     (459)        (459)
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $1,055)........   (1,960)      (1,960)
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $185)................      343          343
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $21).................      (40)         (40)
                                                        -------      -------
Net unrealized losses.................................   (2,116)      (2,116)
                                                        -------      -------
Balance at December 31, 2004..........................      434          434
                                                        =======      =======
Gross unrealized losses (net of deferred income tax
  benefit of $602)....................................   (1,119)      (1,119)
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $72).......      134          134
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $286)................      531          531
Adjustment to deferred sales inducements (net of
  deferred income tax expense of $47).................       89           89
                                                        -------      -------
Net unrealized losses ................................     (365)        (365)
                                                        -------      -------
Balance at December 31, 2005..........................       69           69
                                                        =======      =======
Gross unrealized gains (net of deferred income tax
  expense of $242)....................................      451          451
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $396)......      735          735
Adjustment to deferred acquisition costs (net of
  deferred income tax benefit of $106)................     (198)        (198)
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $16).................      (30)         (30)
                                                        -------      -------
Net unrealized gains..................................      958          958
                                                        -------      -------
Balance at December 31, 2006..........................  $ 1,027      $ 1,027
                                                        =======      =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Net unrealized investment gains, included in the balance sheets as a component of shareholder's equity, are summarized as follows:

                                                          2006    2005   2004
                                                         ------  -----  ------
                                                             (in thousands)
Balance at end of year comprises:
   Fixed maturities..................................... $  564  $(296) $1,353
   Short-term and other investments.....................    786   (178)   (312)
                                                         ------  -----  ------
Total...................................................  1,350   (474)  1,041

Amounts of unrealized investment losses (gains)
  attributable to:
   Deferred acquisition costs...........................    201    505    (312)
   Deferred sales inducements...........................     29     75     (61)
   Deferred federal income taxes........................   (553)   (37)   (234)
                                                         ------  -----  ------
Total...................................................   (323)   543    (607)
                                                         ------  -----  ------
Net unrealized investment gains......................... $1,027  $  69  $  434
                                                         ======  =====  ======

(c) Statutory Results

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

                                                        2006     2005    2004
                                                      -------- -------- -------
                                                           (in thousands)
Statutory net income................................. $ 63,057 $ 13,230 $20,629
Statutory surplus....................................  166,325  100,870  50,980

The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

Note 9 - Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Wealth Management Segment. Offers variable annuities and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 - (Summary of Significant Accounting Policies). Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                Wealth
                                                   Protection Management  Corporate Consolidated
                                                   ---------- ----------  --------- ------------
                                                                  (in thousands)
Year ended December 31, 2006
Revenues:
   Revenue from external customers................  $ 35,299  $   75,583  $     --   $  110,882
   Net investment income..........................     4,497      25,611   106,086      136,194
   Net realized investment (losses) gains.........    (1,677)       (190)     (790)      (2,657)
                                                    --------  ----------  --------   ----------
   Revenues.......................................  $ 38,119  $  101,004  $105,296   $  244,419
                                                    ========  ==========  ========   ==========
   Net (loss) income:.............................  $ (2,510) $    6,724  $ 68,259   $   72,473
                                                    ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method.....................  $     98  $   17,034  $ 95,742   $  112,874
   Carrying value of investments accounted for by
     the equity method............................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements...................    24,353      37,487        --       61,840
   Income tax (benefit) expense...................      (964)      3,502    37,365       39,903
   Segment assets.................................  $261,106  $5,784,006  $363,684   $6,408,796

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2005
Revenues:
   Revenue from external customers.....................  $ 17,448  $   56,494  $      7   $   73,949
   Net investment income...............................     2,192      17,867    60,797       80,856
   Net realized investment (losses) gains..............      (329)         75        (9)        (263)
                                                         --------  ----------  --------   ----------
   Revenues............................................  $ 19,311  $   74,436  $ 60,795   $  154,542
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (431) $   15,397  $ 37,589   $   52,555
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $     70  $   11,629  $ 54,094   $   65,793
   Carrying value of investments accounted for by the
     equity method.....................................         0          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     9,367      19,972        --       29,339
   Income tax (benefit) expense........................      (619)      4,506    20,628       24,515
   Segment assets......................................  $164,902  $4,504,239  $229,370   $4,898,511

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2004
Revenues:
   Revenue from external customers.....................  $  7,538  $   39,493  $    305   $   47,336
   Net investment income...............................       774       9,898    38,293       48,965
   Net realized investment (losses) gains..............        35       1,529     1,451        3,015
                                                         --------  ----------  --------   ----------
   Revenues............................................  $  8,347  $   50,920  $ 40,049   $   99,316
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (661) $    7,968  $ 24,483   $   31,790
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $  1,742  $    5,489  $ 32,676   $   39,907
   Carrying value of investments accounted for by the
     equity method.....................................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     1,952        (890)       --        1,062
   Income tax (benefit) expense........................      (382)      2,114    13,690       15,422
   Segment assets......................................  $ 98,088  $3,461,994  $179,753   $3,739,835

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                              ---------------------------------------
                                                     2006                2005
                                              ------------------- -------------------
                                              Carrying            Carrying
                                               Value   Fair Value  Value   Fair Value
                                              -------- ---------- -------- ----------
                                                          (in thousands)
Assets:
   Fixed maturities.......................... $357,642  $357,642  $256,315  $256,315
   Policy loans..............................   28,345    28,345    21,564    21,564
   Short-term investments....................  153,598   153,598   169,414   169,414
   Cash and cash equivalents.................   25,448    25,448    24,144    24,144

Liabilities:
   Fixed rate deferred and immediate
     annuities............................... $285,563  $277,992  $323,103  $313,474

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statements of Income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 60% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 40% on a proportional basis.

In September 2001, the Company introduced a Guaranteed Income Benefit Rider ("GRIP"), which provides a guaranteed minimum annuity payout if the policy holder elects to annuitize after a waiting period of 10 years. In December 2002, the GRIP rider was replaced by a newer version - GRIP II, which provides a more generous benefit base but with a higher rider charge. The Company discontinued the sales of the GRIP and GRIP II riders in 2004.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of the GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Life Time Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring a key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the 30th. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced" PPFL rider to the PPFL family:

    . Principal Plus for Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage that the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Guaranteed minimum death benefit

Return of net deposits in the event of death
   Account value.....................................   $  770.8     $  392.8
   Net amount at risk - gross........................        0.4          0.6
   Net amount at risk - net..........................        0.1           --

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of death
   Account value.....................................   $3,215.2     $2,860.5
   Net amount at risk - gross........................       95.0        132.1
   Net amount at risk - net..........................       28.7         39.8

Guaranteed Minimum Income Benefit
   Account value.....................................   $  767.9     $  741.8
   Net amount at risk - gross........................        2.2          3.0
   Net amount at risk - net..........................         --           --

Guaranteed Minimum Withdrawal Benefit
   Account value.....................................   $1,740.1     $  918.9
   Net amount at risk - gross........................        0.1          0.3
   Net amount at risk - net..........................        0.1          0.3

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:



                                                                        December 31, December 31,
Asset Class                                  Index                          2006         2005
-----------               --------------------------------------------  ------------ ------------
                                                                              (in millions)
Large Cap Equity......... S&P 500                                         $1,063.9     $  901.1
High Quality Bond........ Ibbottson US Intermediate Term Gov't Bond          637.5        617.2
High Yield Bond.......... Ibbottson Domestic High Yield Bond                  54.6         56.0
Balanced................. 60% Large Cap Equity, 40% High Quality Bond      1,824.3      1,152.2
Small Cap Equity......... Ibbottson US Small Cap Stock                       239.5        255.7
International Equity..... MSCI EAFE                                          103.1         87.9
Global Equity............ MSCI World                                          46.9         40.6
Real Estate.............. NAREIT                                              31.8         25.1
                                                                          --------     --------
Total                                                                     $4,001.6     $3,135.8
                                                                          ========     ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 are as follows:

                                                                      Guaranteed
                                      Guaranteed     Guaranteed        Minimum
                                    Minimum Death  Minimum Income Withdrawal Benefit
                                    Benefit (GMDB) Benefit (GMIB)       (GMWB)       Totals
                                    -------------- -------------- ------------------ ------
                                                         (in millions)
Balance at January 1, 2006.........     $ 7.8          $(6.3)           $(1.5)       $  --
Incurred guarantee benefits........      (2.7)            --               --         (2.7)
Other reserve changes..............       4.6            8.6              7.9         21.1
                                        -----          -----            -----        -----
Balance at December 31, 2006.......       9.7            2.3              6.4         18.4
Reinsurance recoverable............      (0.2)          (5.5)              --         (5.7)
                                        -----          -----            -----        -----
Net Balance at December 31, 2006...       9.5           (3.2)             6.4         12.7
                                        =====          =====            =====        =====
Balance at January 1, 2005.........       6.2            1.5               --          7.7
Incurred guarantee benefits........      (3.6)            --               --         (3.6)
Other reserve changes..............       5.2            0.4             (1.5)         4.1
                                        -----          -----            -----        -----
Balance at December 31, 2005.......       7.8            1.9             (1.5)         8.2
Reinsurance recoverable............        --           (8.2)              --         (8.2)
                                        -----          -----            -----        -----
Net Balance at December 31, 2005...     $ 7.8          $(6.3)           $(1.5)       $  --
                                        =====          =====            =====        =====

The gross reserves and ceded assets for GMDB and the gross reserve for GMIB are determined using SOP 03-1, where as the ceded asset for GMIB and gross reserve for GMWB was determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts at December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business. For 2005, annuity mortality was assumed to be 90% of the Annuity 2000 table.

    . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 45 percent, adjusted by in-the-moneyness of guaranteed benefits if applicable.

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and for SFAS 133 calculations, 5.24% and 5% for the years ended December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $248,817  $191,464
Capitalization.............................................  108,097    81,652
Amortization...............................................  (56,990)  (25,116)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................     (304)      817
                                                            --------  --------
Balance, December 31....................................... $299,620  $248,817
                                                            ========  ========

The components of the change in Deferred Sales Inducements were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $ 30,065  $ 27,153
Capitalization.............................................    6,476     6,999
Amortization...............................................   (4,850)   (4,223)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................      (46)      136
                                                            --------  --------
Balance, December 31....................................... $ 31,645  $ 30,065
                                                            ========  ========

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

      John Hancock Life Insurance Company of New York Separate Account B

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

Report of Independent Registered Public Accounting Firm....................   3

Statements of Assets and Contract Owners' Equity...........................   6

Statements of Operations and Changes in Contract Owners' Equity............  10

Notes to Financial Statements..............................................  69

   Organization............................................................  69

   Significant Accounting Policies.........................................  70

   Contract Charges........................................................  71

   Purchases and Sales of Investments......................................  72

   Transactions with Affiliates............................................  75

   Diversification Requirements............................................  75

   Financial Highlights....................................................  76

   Details of Net Investment Income........................................ 147

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Life Insurance Company of New York Separate Account B (the "Account") comprised of the following sub-accounts;

500 Index Trust B Series 0                 Financial Services Trust Series 1
500 Index Trust Series 1                   Fundamental Value Trust Series 0
Active Bond Trust Series 0                 Fundamental Value Trust Series 1
Active Bond Trust Series 1                 Global Allocation Trust Series 0
All Asset Portfolio Series 1               Global Allocation Trust Series 1
All Cap Core Trust Series 1                Global Bond Trust Series 0
All Cap Growth Trust Series 0              Global Bond Trust Series 1
All Cap Growth Trust Series 1              Global Trust Series 0
All Cap Value Trust Series 0               Global Trust Series 1
All Cap Value Trust Series 1               Growth & Income Trust Series 0
American Blue Chip Income and Growth       Health Sciences Trust Series 0
  Trust Series 1                           Health Sciences Trust Series 1
American Bond Trust Series 1               High Yield Trust Series 0
American Growth Trust Series 1             High Yield Trust Series 1
American Growth-Income Trust Series 1      Income & Value Trust Series 1
American International Trust Series 1      International Core Trust Series 0
Blue Chip Growth Trust Series 0            International Core Trust Series 1
Blue Chip Growth Trust Series 1            International Equity Index Trust A Series 1
Bond Index Trust B Series 0                International Equity Index Trust B Series 0
Capital Appreciation Trust Series 0        International Opportunities Trust Series 0
Capital Appreciation Trust Series 1        International Opportunities Trust Series 1
Classic Value Trust Series 0               International Small Cap Trust Series 0
Classic Value Trust Series 1               International Small Cap Trust Series 1
Core Bond Trust Series 1                   International Value Trust Series 0
Core Equity Trust Series 0                 International Value Trust Series 1
Dynamic Growth Trust Series 1              Investment Quality Bond Trust Series 0
Emerging Growth Trust Series 0             Investment Quality Bond Trust Series 1
Emerging Growth Trust Series 1             Large Cap Growth Trust Series 0
Emerging Small Company Trust Series 0      Large Cap Growth Trust Series 1
Emerging Small Company Trust Series 1      Large Cap Trust Series 0
Equity-Income Trust Series 0               Large Cap Trust Series 1
Equity-Income Trust Series 1               Large Cap Value Trust Series 0
Financial Services Trust Series 0          Large Cap Value Trust Series 1

            Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series 0        Small Cap Index Trust Series 0
Lifestyle Aggressive Trust Series 1        Small Cap Index Trust Series 1
Lifestyle Balanced Trust Series 0          Small Cap Opportunities Trust Series 0
Lifestyle Balanced Trust Series 1          Small Cap Opportunities Trust Series 1
Lifestyle Conservative Trust Series 0      Small Cap Trust Series 0
Lifestyle Conservative Trust Series 1      Small Cap Trust Series 1
Lifestyle Growth Trust Series 0            Small Cap Value Trust Series 0
Lifestyle Growth Trust Series 1            Small Company Trust Series 1
Lifestyle Moderate Trust Series 0          Small Company Value Trust Series 0
Lifestyle Moderate Trust Series 1          Small Company Value Trust Series 1
Managed Trust Series 0                     Special Value Trust Series 0
Mid Cap Core Trust Series 0                Special Value Trust Series 1
Mid Cap Core Trust Series 1                Strategic Bond Trust Series 0
Mid Cap Index Trust Series 0               Strategic Bond Trust Series 1
Mid Cap Index Trust Series 1               Strategic Income Trust Series 0
Mid Cap Stock Trust Series 0               Strategic Income Trust Series 1
Mid Cap Stock Trust Series 1               Strategic Opportunities Trust Series 1
Mid Cap Value Trust Series 0               Strategic Value Trust Series 0
Mid Cap Value Trust Series 1               Strategic Value Trust Series 1
Mid Value Trust Series 0                   Total Return Trust Series 0
Money Market Trust B Series 0              Total Return Trust Series 1
Money Market Trust Series 1                Total Stock Market Index Trust Series 0
Natural Resources Trust Series 0           Total Stock Market Index Trust Series 1
Natural Resources Trust Series 1           U.S. Core Trust Series 0
Overseas Equity Trust Series 0             U.S. Core Trust Series 1
Pacific Rim Trust Series 0                 U.S. Global Leaders Growth Trust Series 0
Pacific Rim Trust Series 1                 U.S. Global Leaders Growth Trust Series 1
Quantitative All Cap Trust Series 1        U.S. Government Securities Trust Series 0
Quantitative Mid Cap Trust Series 1        U.S. Government Securities Trust Series 1
Quantitative Value Trust Series 0          U.S. High Yield Bond Trust Series 0
Real Estate Securities Trust Series 0      U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 1      U.S. Large Cap Trust Series 0
Real Return Bond Trust Series 0            U.S. Large Cap Trust Series 1
Real Return Bond Trust Series 1            Utilities Trust Series 0
Science & Technology Trust Series 0        Utilities Trust Series 1
Science & Technology Trust Series 1        Value Trust Series 0
Short-Term Bond Trust Series 0             Value Trust Series 1
Small Cap Growth Trust Series 0

of John Hancock Life Insurance Company of New York as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for each of the two years

            Report of Independent Registered Public Accounting Firm

in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5 2007

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       500 Index Trust B Series 0 - 10,229 shares (cost $171,408)      $185,449
       500 Index Trust Series 1 - 74,455 shares (cost $780,619)         918,027
       Active Bond Trust Series 0 - 16 shares (cost $152)                   155
       Active Bond Trust Series 1 - 35,504 shares (cost $341,367)       350,777
       All Cap Core Trust Series 1 - 6,819 shares (cost $95,077)        133,649
       All Cap Growth Trust Series 0 - 7 shares (cost $113)                 116
       All Cap Growth Trust Series 1 - 5,245 shares (cost
         $79,594)                                                        93,513
       All Cap Value Trust Series 0 - 766 shares (cost $9,853)            9,953
       All Cap Value Trust Series 1 - 11,716 shares (cost
         $125,981)                                                      152,657
       American Blue Chip Income and Growth Trust Series 1 -
         3,570 shares (cost $59,111)                                     65,286
       American Bond Trust Series 1 - 171 shares (cost $2,272)            2,284
       American Growth Trust Series 1 - 14,524 shares (cost
         $282,557)                                                      315,611
       American Growth-Income Trust Series 1 - 46,356 shares
         (cost $823,918)                                                935,931
       American International Trust Series 1 - 9,941 shares
         (cost $216,348)                                                247,724
       Blue Chip Growth Trust Series 0 - 612 shares (cost
         $11,302)                                                        11,843
       Blue Chip Growth Trust Series 1 - 36,472 shares (cost
         $561,945)                                                      707,195
       Bond Index Trust B Series 0 - 1 shares (cost $7)                       7
       Capital Appreciation Trust Series 0 - 180 shares (cost
         $1,538)                                                          1,636
       Capital Appreciation Trust Series 1 - 23,502 shares (cost
         $209,117)                                                      213,159
       Classic Value Trust Series 0 - 1,020 shares (cost $16,771)        16,538
       Classic Value Trust Series 1 - 119 shares (cost $1,853)            1,923
       Core Bond Trust Series 1 - 1,210 shares (cost $15,054)            15,356
       Core Equity Trust Series 0 - 11 shares (cost $153)                   166
       Dynamic Growth Trust Series 1 - 8,096 shares (cost
         $37,999)                                                        48,900
       Emerging Growth Trust Series 0 - 9,429 shares (cost
         $119,208)                                                      119,843
       Emerging Growth Trust Series 1 - 2,321 shares (cost
         $33,438)                                                        29,477
       Emerging Small Company Trust Series 0 - 26 shares (cost
         $725)                                                              764
       Emerging Small Company Trust Series 1 - 1,873 shares
         (cost $52,812)                                                  55,094
       Equity-Income Trust Series 0 - 575 shares (cost $10,006)          10,628
       Equity-Income Trust Series 1 - 26,514 shares (cost
         $432,621)                                                      491,041
       Financial Services Trust Series 0 - 46 shares (cost $831)            860
       Financial Services Trust Series 1 - 7,328 shares (cost
         $94,474)                                                       137,620
       Fundamental Value Trust Series 0 - 58 shares (cost $956)             975
       Fundamental Value Trust Series 1 - 17,494 shares (cost
         $255,863)                                                      294,245
       Global Allocation Trust Series 0 - 16 shares (cost $195)             204
       Global Allocation Trust Series 1 - 3,903 shares (cost
         $42,556)                                                        49,883
       Global Bond Trust Series 0 - 7,591 shares (cost $114,035)        113,181
       Global Bond Trust Series 1 - 18,571 shares (cost $273,721)       277,265
       Global Trust Series 0 - 1,912 shares (cost $34,887)               36,705
       Global Trust Series 1 - 12,142 shares (cost $171,312)            233,132
       Growth & Income Trust Series 0 - 452 shares (cost $6,121)          6,167
       Health Sciences Trust Series 0 - 1,178 shares (cost
         $18,516)                                                        18,523
       Health Sciences Trust Series 1 - 12,079 shares (cost
         $165,043)                                                      189,754
       High Yield Trust Series 0 - 12,982 shares (cost $137,589)        138,004
       High Yield Trust Series 1 - 13,248 shares (cost $132,459)        141,218

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

 Assets (continued)
 Investments at fair value:
    Sub-accounts invested in John Hancock Trust portfolios:
        Income & Value Trust Series 1 - 15,545 shares (cost
          $161,356)                                                  $  188,250
        International Core Trust Series 0 - 16 shares (cost
          $218)                                                             243
        International Core Trust Series 1 - 8,328 shares (cost
          $92,403)                                                      126,337
        International Equity Index Trust A Series 1 - 6,525
          shares (cost $102,148)                                        138,207
        International Equity Index Trust B Series 0 - 1,321
          shares (cost $26,197)                                          28,112
        International Opportunities Trust Series 0 - 6,311
          shares (cost $111,770)                                        114,679
        International Opportunities Trust Series 1 - 1,623
          shares (cost $26,112)                                          29,465
        International Small Cap Trust Series 0 - 727 shares
          (cost $16,876)                                                 17,638
        International Small Cap Trust Series 1 - 5,618 shares
          (cost $97,535)                                                136,582
        International Value Trust Series 0 - 1,878 shares (cost
          $34,308)                                                       36,267
        International Value Trust Series 1 - 21,865 shares
          (cost $328,490)                                               423,740
        Investment Quality Bond Trust Series 0 - 964 shares
          (cost $10,888)                                                 11,233
        Investment Quality Bond Trust Series 1 - 34,732 shares
          (cost $418,549)                                               404,971
        Large Cap Growth Trust Series 0                                      --
        Large Cap Growth Trust Series 1                                      --
        Large Cap Trust Series 0 - 1 shares (cost $10)                       10
        Large Cap Trust Series 1 - 1,148 shares (cost $17,376)           18,073
        Large Cap Value Trust Series 0 - 10,487 shares (cost
          $240,459)                                                     242,139
        Large Cap Value Trust Series 1 - 10,982 shares (cost
          $234,648)                                                     253,348
        Lifestyle Aggressive Trust Series 0 - 16,795 shares
          (cost $179,651)                                               189,453
        Lifestyle Aggressive Trust Series 1 - 19,322 shares
          (cost $211,291)                                               217,765
        Lifestyle Balanced Trust Series 0 - 122,983 shares
          (cost $1,696,478)                                           1,704,547
        Lifestyle Balanced Trust Series 1 - 319,225 shares
          (cost $4,044,016)                                           4,418,080
        Lifestyle Conservative Trust Series 0 - 4,182 shares
          (cost $56,371)                                                 56,248
        Lifestyle Conservative Trust Series 1 - 24,929 shares
          (cost $327,462)                                               334,795
        Lifestyle Growth Trust Series 0 - 187,023 shares (cost
          $2,575,411)                                                 2,610,838
        Lifestyle Growth Trust Series 1 - 131,855 shares (cost
          $1,743,465)                                                 1,838,058
        Lifestyle Moderate Trust Series 0 - 7,780 shares (cost
          $102,948)                                                     104,101
        Lifestyle Moderate Trust Series 1 - 49,661 shares (cost
          $652,651)                                                     663,962
        Managed Trust Series 0 - 19 shares (cost $254)                      256
        Mid Cap Core Trust Series 0                                          --
        Mid Cap Core Trust Series 1                                          --
        Mid Cap Index Trust Series 0 - 17,519 shares (cost
          $329,189)                                                     330,235
        Mid Cap Index Trust Series 1 - 6,763 shares (cost
          $106,386)                                                     127,416
        Mid Cap Stock Trust Series 0 - 3,337 shares (cost
          $53,705)                                                       56,755
        Mid Cap Stock Trust Series 1 - 17,654 shares (cost
          $234,633)                                                     299,587
        Mid Cap Value Trust Series 0 - 1,048 shares (cost
          $18,351)                                                       18,388
        Mid Cap Value Trust Series 1 - 16,864 shares (cost
          $276,438)                                                     296,130
        Mid Value Trust Series 0 - 252 shares (cost $3,166)               3,438
        Money Market Trust B Series 0 - 836,632 shares (cost
          $836,632)                                                     836,632
        Money Market Trust Series 1 - 201,888 shares (cost
          $2,018,882)                                                 2,018,882
        Natural Resources Trust Series 0 - 936 shares (cost
          $28,975)                                                       29,662
        Natural Resources Trust Series 1 - 5,965 shares (cost
          $178,977)                                                     189,869
        Overseas Equity Trust Series 0 - 421 shares (cost
          $5,952)                                                         6,048
        Pacific Rim Trust Series 0 - 520 shares (cost $6,553)             6,815

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Pacific Rim Trust Series 1 - 16,016 shares (cost $176,978)      $208,854
       Quantitative All Cap Trust Series 1 - 2,145 shares (cost
         $37,364)                                                        37,245
       Quantitative Mid Cap Trust Series 1 - 10,080 shares (cost
         $126,485)                                                      108,859
       Quantitative Value Trust Series 0 - 341 shares (cost
         $5,242)                                                          5,208
       Real Estate Securities Trust Series 0 - 6,400 shares
         (cost $170,150)                                                176,507
       Real Estate Securities Trust Series 1 - 16,658 shares
         (cost $350,479)                                                460,421
       Real Return Bond Trust Series 0 - 4,519 shares (cost
         $58,971)                                                        58,338
       Real Return Bond Trust Series 1 - 807 shares (cost
         $10,648)                                                        10,499
       Science & Technology Trust Series 0 - 9,031 shares (cost
         $111,677)                                                      112,341
       Science & Technology Trust Series 1 - 25,040 shares (cost
         $286,728)                                                      311,002
       Short-Term Bond Trust Series 0 - 361 shares (cost $3,640)          3,643
       Small Cap Growth Trust Series 0 - 70 shares (cost $738)              808
       Small Cap Index Trust Series 0 - 7,942 shares (cost
         $132,827)                                                      134,855
       Small Cap Index Trust Series 1 - 8,363 shares (cost
         $116,676)                                                      141,914
       Small Cap Opportunities Trust Series 0 - 4,714 shares
         (cost $113,963)                                                114,450
       Small Cap Opportunities Trust Series 1 - 3,952 shares
         (cost $82,840)                                                  96,430
       Small Cap Trust Series 0 - 220 shares (cost $3,116)                3,117
       Small Cap Trust Series 1 - 553 shares (cost $8,190)                7,820
       Small Cap Value Trust Series 0 - 1,606 shares (cost
         $30,600)                                                        33,041
       Small Company Trust Series 1 - 1,069 shares (cost $17,351)        15,507
       Small Company Value Trust Series 0 - 1,214 shares (cost
         $26,084)                                                        26,542
       Small Company Value Trust Series 1 - 22,007 shares (cost
         $434,642)                                                      481,732
       Special Value Trust Series 0 - 5 shares (cost $90)                    90
       Special Value Trust Series 1 - 779 shares (cost $14,781)          15,318
       Strategic Bond Trust Series 0 - 208 shares (cost $2,415)           2,487
       Strategic Bond Trust Series 1 - 22,335 shares (cost
         $261,828)                                                      268,472
       Strategic Income Trust Series 0 - 8 shares (cost $113)               111
       Strategic Income Trust Series 1 - 2,547 shares (cost
         $33,989)                                                        33,725
       Strategic Opportunities Trust Series 1 - 14,159 shares
         (cost $147,062)                                                189,585
       Strategic Value Trust Series 0                                        --
       Strategic Value Trust Series 1                                        --
       Total Return Trust Series 0 - 8,030 shares (cost $111,525)       110,819
       Total Return Trust Series 1 - 30,183 shares (cost
         $418,410)                                                      417,436
       Total Stock Market Index Trust Series 0 - 175 shares
         (cost $2,296)                                                    2,305
       Total Stock Market Index Trust Series 1 - 7,979 shares
         (cost $87,225)                                                 104,768
       U.S. Core Trust Series 0 - 5 shares (cost $101)                      111
       U.S. Core Trust Series 1 - 26,066 shares (cost $516,135)         564,068
       U.S. Global Leaders Growth Trust Series 0 - 41 shares
         (cost $539)                                                        542
       U.S. Global Leaders Growth Trust Series 1 - 2,179 shares
         (cost $26,694)                                                  28,655
       U.S. Government Securities Trust Series 0 - 7,440 shares
         (cost $98,364)                                                 100,361
       U.S. Government Securities Trust Series 1 - 40,351 shares
         (cost $548,327)                                                545,946
       U.S. High Yield Bond Trust Series 0 - 7,554 shares (cost
         $97,680)                                                       102,207
       U.S. High Yield Bond Trust Series 1 - 1,160 shares (cost
         $15,054)                                                        15,680
       U.S. Large Cap Trust Series 0 - 15,654 shares (cost
         $253,899)                                                      253,599
       U.S. Large Cap Trust Series 1 - 21,930 shares (cost
         $294,802)                                                      355,928

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Utilities Trust Series 0--3,050 shares (cost $ 41,169)          $    44,689
       Utilities Trust Series 1--6,467 shares (cost $ 80,176)               94,806
       Value Trust Series 0--138 shares (cost $ 2,783)                       3,141
       Value Trust Series 1--14,405 shares (cost $ 264,518)                327,277

   Sub-accounts invested in Outside Trust Portfolios:
       All Asset Portfolio Series 1--1,658 shares (cost $ 19,617)           19,361
                                                                       -----------
Total Assets                                                           $31,450,312
                                                                       ===========
Contract Owners' Equity
                                                                       -----------
Variable universal life insurance contracts                            $31,450,312
                                                                       ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity

                                                                    Sub-Account
                                                   ---------------------------------------------------
                                                   500 Index Trust B Series 0 500 Index Trust Series 1
                                                   -------------------------- ------------------------
                                                   Year Ended   Year Ended    Year Ended   Year Ended
                                                   Dec. 31/06  Dec. 31/05 ^^  Dec. 31/06   Dec. 31/05
                                                   ----------- -------------- ------------ -----------
Income:
   Net investment income                            $    224      $   224     $   6,374     $  9,933
   Net realized gain (loss)                              411           52        45,832       28,095
   Change in unrealized appreciation
     (depreciation) during the period                 12,729        1,312        58,010      (10,433)
                                                    --------      -------     ---------     --------
Net increase (decrease) in assets from operations     13,364        1,588       110,216       27,595
                                                    --------      -------     ---------     --------
Changes from principal transactions:
   Transfer of net premiums                            5,596        4,600       262,645      141,117
   Transfer on terminations                           (3,573)      (1,125)     (158,373)     (61,004)
   Transfer on policy loans                               --           --        (2,070)        (251)
   Net interfund transfers                           151,275       13,724         1,480      (62,058)
                                                    --------      -------     ---------     --------
Net increase (decrease) in assets from principal
  transactions                                       153,298       17,199       103,682       17,804
                                                    --------      -------     ---------     --------
Total increase (decrease) in assets                  166,662       18,787       213,898       45,399

Assets, beginning of period                           18,787           --       704,129      658,730
                                                    --------      -------     ---------     --------
Assets, end of period                               $185,449      $18,787     $ 918,027     $704,129
                                                    ========      =======     =========     ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
(a) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                    Active Bond         Active Bond        Aggressive Growth
                                                   Trust Series 0      Trust Series 1       Trust Series 1
                                                   -------------- ------------------------ -----------------
                                                     Year Ended   Year Ended  Year Ended      Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ^^  Dec. 31/05 (a)
                                                   -------------- ---------- ------------- -----------------
Income:
   Net investment income                                  --       $  9,041    $    684              --
   Net realized gain (loss)                                1            335         275           5,962
   Change in unrealized appreciation
     (depreciation) during the period                      3          5,657       3,754          (9,759)
                                                       -----       --------    --------         -------
Net increase (decrease) in assets from operations          4         15,033       4,713          (3,797)
                                                       -----       --------    --------         -------
Changes from principal transactions:
   Transfer of net premiums                              230         47,338      21,644           4,331
   Transfer on terminations                             (102)       (17,927)     (9,786)         (2,314)
   Transfer on policy loans                               --         (1,304)         --              --
   Net interfund transfers                                23        (10,004)    301,070         (53,532)
                                                       -----       --------    --------         -------
Net increase (decrease) in assets from principal
  transactions                                           151         18,103     312,928         (51,515)
                                                       -----       --------    --------         -------
Total increase (decrease) in assets                      155         33,136     317,641         (55,312)

Assets, beginning of period                               --        317,641          --          55,312
                                                       -----       --------    --------         -------
Assets, end of period                                  $ 155       $350,777    $317,641              --
                                                       =====       ========    ========         =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                      Sub-Account
                                                   --------------------------------------------------------
                                                   All Asset Portfolio Series 1 All Cap Core Trust Series 1
                                                   ---------------------------- ---------------------------
                                                            Year Ended          Year Ended    Year Ended
                                                          Dec. 31/06 ++         Dec. 31/06    Dec. 31/05
                                                   ---------------------------- ------------- -------------
Income:
   Net investment income                                     $   970             $    849      $  1,031
   Net realized gain (loss)                                       (9)              15,683         3,617
   Change in unrealized appreciation
     (depreciation) during the period                           (256)               2,370         7,630
                                                             -------             --------      --------
Net increase (decrease) in assets from operations                705               18,902        12,278
                                                             -------             --------      --------
Changes from principal transactions:
   Transfer of net premiums                                   20,400               10,575        20,284
   Transfer on terminations                                   (1,744)             (27,170)      (24,431)
   Transfer on policy loans                                       --                 (253)         (207)
   Net interfund transfers                                        --              (15,347)       (1,036)
                                                             -------             --------      --------
Net increase (decrease) in assets from principal
  transactions                                                18,656              (32,195)       (5,390)
                                                             -------             --------      --------
Total increase (decrease) in assets                           19,361              (13,293)        6,888

Assets, beginning of period                                       --              146,942       140,054
                                                             -------             --------      --------
Assets, end of period                                        $19,361             $133,649      $146,942
                                                             =======             ========      ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                   All Cap Growth    All Cap Growth     All Cap Value
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- --------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   -------------- ---------- ---------- --------------
Income:                                                   --            --          --          --
   Net investment income                                   3         2,251       9,043           2
   Net realized gain (loss)
   Change in unrealized appreciation
     (depreciation) during the period                      4         2,478      (2,312)        100
                                                       -----       -------    --------     -------
Net increase (decrease) in assets from operations          7         4,729       6,731         102
                                                       -----       -------    --------     -------
Changes from principal transactions:
   Transfer of net premiums                              182        16,873      16,410          --
   Transfer on terminations                             (107)       (6,748)    (16,494)       (186)
   Transfer on policy loans                               --            --          --          --
   Net interfund transfers                                34         4,993     (21,955)     10,037
                                                       -----       -------    --------     -------
Net increase (decrease) in assets from principal
  transactions                                           109        15,118     (22,039)      9,851
                                                       -----       -------    --------     -------
Total increase (decrease) in assets                      116        19,847     (15,308)      9,953

Assets, beginning of period                               --        73,666      88,974          --
                                                       -----       -------    --------     -------
Assets, end of period                                  $ 116       $93,513    $ 73,666     $ 9,953
                                                       =====       =======    ========     =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   -------------------------------------------
                                                                          American Blue Chip
                                                       All Cap Value       Income and Growth
                                                      Trust Series 1        Trust Series 1
                                                   --------------------- ---------------------
                                                   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ---------- ----------
Income:
   Net investment income                            $ 31,121   $  4,939   $   358    $   782
   Net realized gain (loss)                            1,169      1,107       277         36
   Change in unrealized appreciation
     (depreciation) during the period                (14,100)       435     5,749         16
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from operations     18,190      6,481     6,384        834
                                                    --------   --------   -------    -------
Changes from principal transactions:
   Transfer of net premiums                            7,666     16,637    13,823      3,260
   Transfer on terminations                           (4,942)    (4,223)   (3,404)    (1,665)
   Transfer on policy loans                               --         --        --         --
   Net interfund transfers                               (47)        (5)   33,497      5,936
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from principal
  transactions                                         2,677     12,409    43,916      7,531
                                                    --------   --------   -------    -------
Total increase (decrease) in assets                   20,867     18,890    50,300      8,365

Assets, beginning of period                          131,790    112,900    14,986      6,621
                                                    --------   --------   -------    -------
Assets, end of period                               $152,657   $131,790   $65,286    $14,986
                                                    ========   ========   =======    =======

--------
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   -------------------------------------------------------------
                                                   American Bond     American Growth      American Growth-Income
                                                   Trust Series 1    Trust Series 1         Trust Series 1
                                                   -------------- --------------------- ------------------------
                                                     Year Ended   Year Ended Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06   Dec. 31/05
                                                   -------------- ---------- ---------- ------------ -----------
Income:
   Net investment income                                   --      $  1,650   $     23   $  8,658     $  2,768
   Net realized gain (loss)                                 3         5,947      1,090      3,746        4,664
   Change in unrealized appreciation
     (depreciation) during the period                      12        16,635     14,919     84,865       14,974
                                                       ------      --------   --------   --------     --------
Net increase (decrease) in assets from operations          15        24,232     16,032     97,269       22,406
                                                       ------      --------   --------   --------     --------
Changes from principal transactions:
   Transfer of net premiums                               936       100,415     30,652    358,509      181,247
   Transfer on terminations                              (212)      (23,029)    (5,714)   (29,039)     (73,138)
   Transfer on policy loans                                --            --         --         --           --
   Net interfund transfers                              1,545        81,062     78,324     78,531       71,773
                                                       ------      --------   --------   --------     --------
Net increase (decrease) in assets from principal
  transactions                                          2,269       158,448    103,262    408,001      179,882
                                                       ------      --------   --------   --------     --------
Total increase (decrease) in assets                     2,284       182,680    119,294    505,270      202,288

Assets, beginning of period                                --       132,931     13,637    430,661      228,373
                                                       ------      --------   --------   --------     --------
Assets, end of period                                  $2,284      $315,611   $132,931   $935,931     $430,661
                                                       ======      ========   ========   ========     ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                   American International   Blue Chip Growth
                                                      Trust Series 1         Trust Series 0
                                                   ---------------------  ------------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                                   ----------  ---------- ------------------
Income:
   Net investment income                            $  3,862    $  2,560       $     2
   Net realized gain (loss)                           22,173         883            68
   Change in unrealized appreciation
     (depreciation) during the period                  9,543      19,160           541
                                                    --------    --------       -------
Net increase (decrease) in assets from operations     35,578      22,603           611
                                                    --------    --------       -------
Changes from principal transactions:
   Transfer of net premiums                           80,655      33,531        11,243
   Transfer on terminations                          (28,807)     (3,382)       (5,153)
   Transfer on policy loans                             (741)       (749)           --
   Net interfund transfers                            (5,072)     95,304         5,142
                                                    --------    --------       -------
Net increase (decrease) in assets from principal
  transactions                                        46,035     124,704        11,232
                                                    --------    --------       -------
Total increase (decrease) in assets                   81,613     147,307        11,843

Assets, beginning of period                          166,111      18,804            --
                                                    --------    --------       -------
Assets, end of period                               $247,724    $166,111       $11,843
                                                    ========    ========       =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                           Sub-Account
                                                   -----------------------------------------------------------
                                                     Blue Chip Growth       Bond Index    Capital Appreciation
                                                      Trust Series 1     Trust B Series 0    Trust Series 0
                                                   --------------------- ---------------- --------------------
                                                   Year Ended Year Ended    Year Ended         Year Ended
                                                   Dec. 31/06 Dec. 31/05  Dec. 31/06 ++      Dec. 31/06 ++
                                                   ---------- ---------- ---------------- --------------------
Income:
   Net investment income                            $  1,236   $  2,236         --                   --
   Net realized gain (loss)                           21,356      5,906         --                    7
   Change in unrealized appreciation
     (depreciation) during the period                 36,993     22,104         --                   98
                                                    --------   --------        ---               ------
Net increase (decrease) in assets from operations     59,585     30,246         --                  105
                                                    --------   --------        ---               ------
Changes from principal transactions:
   Transfer of net premiums                          103,152     89,848         --                  773
   Transfer on terminations                          (64,658)   (44,558)        --                 (480)
   Transfer on policy loans                          (11,540)       (19)        --                   --
   Net interfund transfers                            27,860    (52,582)         7                1,238
                                                    --------   --------        ---               ------
Net increase (decrease) in assets from principal
  transactions                                        54,814     (7,311)         7                1,531
                                                    --------   --------        ---               ------
Total increase (decrease) in assets                  114,399     22,935          7                1,636

Assets, beginning of period                          592,796    569,861         --                   --
                                                    --------   --------        ---               ------
Assets, end of period                               $707,195   $592,796        $ 7               $1,636
                                                    ========   ========        ===               ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                   Capital Appreciation  Classic Value
                                                      Trust Series 1     Trust Series 0
                                                   --------------------- --------------
                                                   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   ---------- ---------- --------------
Income:
   Net investment income                            $  1,602        --      $   282
   Net realized gain (loss)                               94       636           43
   Change in unrealized appreciation
     (depreciation) during the period                  1,116       923         (233)
                                                    --------   -------      -------
Net increase (decrease) in assets from operations      2,812     1,559           92
                                                    --------   -------      -------
Changes from principal transactions:
   Transfer of net premiums                           20,654     2,614        8,763
   Transfer on terminations                          (17,828)   (2,172)        (435)
   Transfer on policy loans                               --        --           --
   Net interfund transfers                           193,510      (523)       8,118
                                                    --------   -------      -------
Net increase (decrease) in assets from principal
  transactions                                       196,336       (81)      16,446
                                                    --------   -------      -------
Total increase (decrease) in assets                  199,148     1,478       16,538

Assets, beginning of period                           14,011    12,533           --
                                                    --------   -------      -------
Assets, end of period                               $213,159   $14,011      $16,538
                                                    ========   =======      =======

--------
++  Fund available in prior year but no activity.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                                   ----------------------------------------------------------
                                                                                  Core Bond     Core Equity
                                                   Classic Value Trust Series 1 Trust Series 1 Trust Series 0
                                                   ---------------------------- -------------- --------------
                                                   Year Ended    Year Ended       Year Ended     Year Ended
                                                   Dec. 31/06   Dec. 31/05 ^^   Dec. 31/06 ++  Dec. 31/06 ++
                                                   ------------ --------------- -------------- --------------
Income:
   Net investment income                             $   49         $  18               --            --
   Net realized gain (loss)                               3            --                3             2
   Change in unrealized appreciation
     (depreciation) during the period                    67             4              303            13
                                                     ------         -----          -------          ----
Net increase (decrease) in assets from operations       119            22              306            15
                                                     ------         -----          -------          ----
Changes from principal transactions:
   Transfer of net premiums                           1,111           443               --           120
   Transfer on terminations                            (214)         (146)            (209)          (54)
   Transfer on policy loans                              --            --               --            --
   Net interfund transfers                              558            30           15,259            85
                                                     ------         -----          -------          ----
Net increase (decrease) in assets from principal
  transactions                                        1,455           327           15,050           151
                                                     ------         -----          -------          ----
Total increase (decrease) in assets                   1,574           349           15,356           166

Assets, beginning of period                             349            --               --            --
                                                     ------         -----          -------          ----
Assets, end of period                                $1,923         $ 349          $15,356          $166
                                                     ======         =====          =======          ====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   --------------------------------------
                                                   Diversified Bond    Dynamic Growth
                                                    Trust Series 1     Trust Series 1
                                                   ---------------- ---------------------
                                                      Year Ended    Year Ended Year Ended
                                                    Dec. 31/05 (b)  Dec. 31/06 Dec. 31/05
                                                   ---------------- ---------- ----------
Income:
   Net investment income                              $  12,241            --         --
   Net realized gain (loss)                             (11,752)        5,412     11,077
   Change in unrealized appreciation
     (depreciation) during the period                     1,289          (276)    (2,960)
                                                      ---------      --------   --------
Net increase (decrease) in assets from operations     $   1,778         5,136      8,117
                                                      ---------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                              11,791         6,515     11,069
   Transfer on terminations                              (4,349)      (11,807)   (16,007)
   Transfer on policy loans                                  --          (148)      (135)
   Net interfund transfers                             (272,089)       (8,569)   (19,743)
                                                      ---------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         (264,647)      (14,009)   (24,816)
                                                      ---------      --------   --------
Total increase (decrease) in assets                    (262,869)       (8,873)   (16,699)

Assets, beginning of period                             262,869        57,773     74,472
                                                      ---------      --------   --------
Assets, end of period                                        --      $ 48,900   $ 57,773
                                                      =========      ========   ========

--------
(b) Terminated as an investment option and funds transferred to Active Bond Trust on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                           Sub-Account
                                                   ------------------------------------------------------------
                                                   Emerging Growth    Emerging Growth    Emerging Small Company
                                                   Trust Series 0     Trust Series 1         Trust Series 0
                                                   --------------- --------------------  ----------------------
                                                     Year Ended    Year Ended Year Ended       Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05     Dec. 31/06 ++
                                                   --------------- ---------- ---------- ----------------------
Income:
   Net investment income                              $     16      $ 5,452         --           $   1
   Net realized gain (loss)                                 (8)         111         13             (13)
   Change in unrealized appreciation
     (depreciation) during the period                      635       (4,700)       356              38
                                                      --------      -------     ------           -----
Net increase (decrease) in assets from operations          643          863        369              26
                                                      --------      -------     ------           -----
Changes from principal transactions:
   Transfer of net premiums                             88,878       15,918        670             718
   Transfer on terminations                               (929)      (1,408)      (336)           (216)
   Transfer on policy loans                                 --           --         --              --
   Net interfund transfers                              31,251        9,017      1,026             236
                                                      --------      -------     ------           -----
Net increase (decrease) in assets from principal
  transactions                                         119,200       23,527      1,360             738
                                                      --------      -------     ------           -----
Total increase (decrease) in assets                    119,843       24,390      1,729             764

Assets, beginning of period                                 --        5,087      3,358              --
                                                      --------      -------     ------           -----
Assets, end of period                                 $119,843      $29,477     $5,087           $ 764
                                                      ========      =======     ======           =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                                    Sub-Account
                                                                       --------------------------------------
                                                                       Emerging Small Company    Equity Index
                                                                          Trust Series 1        Trust Series 1
                                                                       ---------------------  ----------------
                                                                       Year Ended  Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05  Dec. 31/05 (c)
                                                                       ----------  ---------- ----------------
Income:
   Net investment income                                                $ 3,071          --       $    300
   Net realized gain (loss)                                               3,870       2,621            331
   Change in unrealized appreciation (depreciation) during the period    (5,283)     (1,004)        (1,221)
                                                                        -------     -------       --------
Net increase (decrease) in assets from operations                         1,658       1,617           (590)
                                                                        -------     -------       --------
Changes from principal transactions:
   Transfer of net premiums                                               4,316       4,413             --
   Transfer on terminations                                              (8,478)     (8,553)          (536)
   Transfer on policy loans                                              (1,749)        (51)            --
   Net interfund transfers                                                2,016      12,059        (13,724)
                                                                        -------     -------       --------
Net increase (decrease) in assets from principal transactions            (3,895)      7,868        (14,260)
                                                                        -------     -------       --------
Total increase (decrease) in assets                                      (2,237)      9,485        (14,850)

Assets, beginning of period                                              57,331      47,846         14,850
                                                                        -------     -------       --------
Assets, end of period                                                   $55,094     $57,331             --
                                                                        =======     =======       ========

--------
(c) Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                                             Sub-Account
                                                                       -------------------------------------------------------
                                                                       Equity-Income      Equity-Income     Financial Services
                                                                       Trust Series 0    Trust Series 1       Trust Series 0
                                                                       -------------- --------------------- ------------------
                                                                         Year Ended   Year Ended Year Ended     Year Ended
                                                                       Dec. 31/06 ++  Dec. 31/06 Dec. 31/05   Dec. 31/06 ++
                                                                       -------------- ---------- ---------- ------------------
Income:
   Net investment income                                                       --      $ 34,438   $ 18,044           --
   Net realized gain (loss)                                                    60        10,797     43,437           18
   Change in unrealized appreciation (depreciation) during the period         622        33,845    (46,768)          30
                                                                          -------      --------   --------        -----
Net increase (decrease) in assets from operations                             682        79,080     14,713           48
                                                                          -------      --------   --------        -----
Changes from principal transactions:
   Transfer of net premiums                                                    85       116,607     77,876          224
   Transfer on terminations                                                (1,047)      (39,789)   (52,876)        (184)
   Transfer on policy loans                                                    --            --         --           --
   Net interfund transfers                                                 10,908       (49,574)   (95,189)         772
                                                                          -------      --------   --------        -----
Net increase (decrease) in assets from principal transactions               9,946        27,244    (70,189)         812
                                                                          -------      --------   --------        -----
Total increase (decrease) in assets                                        10,628       106,324    (55,476)         860

Assets, beginning of period                                                    --       384,717    440,193           --
                                                                          -------      --------   --------        -----
Assets, end of period                                                     $10,628      $491,041   $384,717        $ 860
                                                                          =======      ========   ========        =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                    Financial Services   Fundamental Value
                                                      Trust Series 1      Trust Series 0
                                                   --------------------- -----------------
                                                   Year Ended Year Ended    Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++
                                                   ---------- ---------- -----------------
Income:
   Net investment income                            $    401   $    342           --
   Net realized gain (loss)                            2,788      1,158           25
   Change in unrealized appreciation
     (depreciation) during the period                 21,600      7,926           19
                                                    --------   --------       ------
Net increase (decrease) in assets from operations     24,789      9,426           44
                                                    --------   --------       ------
Changes from principal transactions:
   Transfer of net premiums                            6,228      3,893        1,100
   Transfer on terminations                           (8,066)    (4,358)        (602)
   Transfer on policy loans                               --         --           --
   Net interfund transfers                             9,386      4,224          433
                                                    --------   --------       ------
Net increase (decrease) in assets from principal
  transactions                                         7,548      3,759          931
                                                    --------   --------       ------
Total increase (decrease) in assets                   32,337     13,185          975

Assets, beginning of period                          105,283     92,098           --
                                                    --------   --------       ------
Assets, end of period                               $137,620   $105,283       $  975
                                                    ========   ========       ======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                            Sub-Account
                                                   -------------------------------------------------------------
                                                     Fundamental Value   Global Allocation   Global Allocation
                                                      Trust Series 1      Trust Series 0      Trust Series 1
                                                   --------------------- ----------------- ---------------------
                                                   Year Ended Year Ended    Year Ended     Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++   Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ----------------- ---------- ----------
Income:
   Net investment income                            $ 13,883   $    769           --        $   293    $   384
   Net realized gain (loss)                           28,057     10,727            1          6,098      1,125
   Change in unrealized appreciation
     (depreciation) during the period                 (2,911)    14,278            9         (1,240)     1,029
                                                    --------   --------        -----        -------    -------
Net increase (decrease) in assets from operations     39,029     25,774           10          5,151      2,538
                                                    --------   --------        -----        -------    -------
Changes from principal transactions:
   Transfer of net premiums                           57,460     46,766          258          5,147      6,158
   Transfer on terminations                          (24,555)   (27,678)        (122)        (1,998)    (2,111)
   Transfer on policy loans                             (319)      (349)          --             --         --
   Net interfund transfers                           (89,985)   103,609           58         (2,240)    (2,567)
                                                    --------   --------        -----        -------    -------
Net increase (decrease) in assets from principal
  transactions                                       (57,399)   122,348          194            909      1,480
                                                    --------   --------        -----        -------    -------
Total increase (decrease) in assets                  (18,370)   148,122          204          6,060      4,018

Assets, beginning of period                          312,615    164,493           --         43,823     39,805
                                                    --------   --------        -----        -------    -------
Assets, end of period                               $294,245   $312,615        $ 204        $49,883    $43,823
                                                    ========   ========        =====        =======    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                    Global Bond        Global Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                    --     $  3,118   $  8,633
   Net realized gain (loss)                                  8          (28)       235
   Change in unrealized appreciation
     (depreciation) during the period                     (854)       9,839    (20,407)
                                                      --------     --------   --------
Net increase (decrease) in assets from operations         (846)      12,929    (11,539)
                                                      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                             87,405       50,852     70,805
   Transfer on terminations                               (494)     (19,830)    (9,629)
   Transfer on policy loans                                 --            4          4
   Net interfund transfers                              27,116        7,256     23,604
                                                      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         114,027       38,282     84,784
                                                      --------     --------   --------
Total increase (decrease) in assets                    113,181       51,211     73,245

Assets, beginning of period                                 --      226,054    152,809
                                                      --------     --------   --------
Assets, end of period                                 $113,181     $277,265   $226,054
                                                      ========     ========   ========

--------
++  Fund available in prior year but no activity.
++~ Fund renamed on May 1, 2006. Previously known as Growth & Income II Trust.
    Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                       Global            Global         Growth & Income
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- ---------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++~
                                                   -------------- ---------- ---------- ---------------
Income:
   Net investment income                                   --      $  2,280   $  1,661          --
   Net realized gain (loss)                               150         7,958      2,987          11
   Change in unrealized appreciation
     (depreciation) during the period                   1,819        26,041     10,665          46
                                                      -------      --------   --------      ------
Net increase (decrease) in assets from Operations       1,969        36,279     15,313          57
                                                      -------      --------   --------      ------
Changes from principal transactions:
   Transfer of net premiums                                --        32,191     34,556         697
   Transfer on terminations                               401       (20,372)    (9,550)       (374)
   Transfer on policy loans                                --            --         --          --
   Net interfund transfers                             34,335        15,739     15,144       5,787
                                                      -------      --------   --------      ------
Net increase (decrease) in assets from principal
  transactions                                         34,736        27,558     40,150       6,110
                                                      -------      --------   --------      ------
Total increase (decrease) in assets                    36,705        63,837     55,463       6,167

Assets, beginning of period                                --       169,295    113,832          --
                                                      -------      --------   --------      ------
Assets, end of period                                 $36,705      $233,132   $169,295      $6,167
                                                      =======      ========   ========      ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   -------------------------------------
                                                   Health Sciences    Health Sciences
                                                   Trust Series 0     Trust Series 1
                                                   --------------- ---------------------
                                                     Year Ended    Year Ended Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   --------------- ---------- ----------
Income:
   Net investment income                               $     3      $ 15,373   $  8,744
   Net realized gain (loss)                                  4           941        862
   Change in unrealized appreciation
     (depreciation) during the period                        8        (3,004)     5,911
                                                       -------      --------   --------
Net increase (decrease) in assets from operations           15        13,310     15,517
                                                       -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                              1,082        26,328     12,699
   Transfer on terminations                               (303)       (9,986)    (7,692)
   Transfer on policy loans                                 --            --         --
   Net interfund transfers                              17,729        23,006      4,546
                                                       -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                          18,508        39,348      9,553
                                                       -------      --------   --------
Total increase (decrease) in assets                     18,523        52,658     25,070

Assets, beginning of period                                 --       137,096    112,026
                                                       -------      --------   --------
Assets, end of period                                  $18,523      $189,754   $137,096
                                                       =======      ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                     High Yield        High Yield          Income & Value
                                                   Trust Series 0    Trust Series 1        Trust Series 1
                                                   -------------- --------------------- ---------------------
                                                     Year Ended   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ---------- ---------- ----------
Income:
   Net investment income                                    --     $  9,258   $  7,772   $  3,336   $  2,307
   Net realized gain (loss)                                  3        1,806      9,922      2,331      2,399
   Change in unrealized appreciation
     (depreciation) during the period                      415        2,266    (12,514)     9,071      2,799
                                                      --------     --------   --------   --------   --------
Net increase (decrease) in assets from operations          418       13,330      5,180     14,738      7,505
                                                      --------     --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                             86,475       24,821     25,724     30,697     22,310
   Transfer on terminations                               (111)     (15,451)   (11,141)   (10,763)   (16,567)
   Transfer on policy loans                                 --           --         --         --         --
   Net interfund transfers                              51,222      (11,972)   (67,839)    (2,624)    (7,940)
                                                      --------     --------   --------   --------   --------
Net increase (decrease) in assets from principal
  transactions                                         137,586       (2,602)   (53,256)    17,310     (2,197)
                                                      --------     --------   --------   --------   --------
Total increase (decrease) in assets                    138,004       10,728    (48,076)    32,048      5,308

Assets, beginning of period                                 --      130,490    178,566    156,202    150,894
                                                      --------     --------   --------   --------   --------
Assets, end of period                                 $138,004     $141,218   $130,490   $188,250   $156,202
                                                      ========     ========   ========   ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                  Sub-Account
                                                   ------------------------------------------
                                                   International Core   International Core
                                                     Trust Series 0       Trust Series 1
                                                   ------------------ -----------------------
                                                       Year Ended      Year Ended  Year Ended
                                                    Dec. 31/06 ++ ^   Dec. 31/06 ^ Dec. 31/05
                                                   ------------------ ------------ ----------
Income:
   Net investment income                                    --          $  5,159    $    435
   Net realized gain (loss)                                  1             2,146       2,372
   Change in unrealized appreciation
     (depreciation) during the period                       25            15,279       7,145
                                                          ----          --------    --------
Net increase (decrease) in assets from operations           26            22,584       9,952
                                                          ----          --------    --------
Changes from principal transactions:
   Transfer of net premiums                                 79            14,304      15,595
   Transfer on terminations                                (37)           (8,857)    (17,442)
   Transfer on policy loans                                 --              (860)       (139)
   Net interfund transfers                                 175            28,801       1,384
                                                          ----          --------    --------
Net increase (decrease) in assets from principal
  transactions                                             217            33,388        (602)
                                                          ----          --------    --------
Total increase (decrease) in assets                        243            55,972       9,350

Assets, beginning of period                                 --            70,365      61,015
                                                          ----          --------    --------
Assets, end of period                                     $243          $126,337    $ 70,365
                                                          ====          ========    ========

--------
++^ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.
^   Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(h) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                         International        International   International
                                                         Equity Index          Equity Index   Opportunities
                                                       Trust A Series 1      Trust B Series 0 Trust Series 0
                                                   ------------------------- ---------------- --------------
                                                   Year Ended   Year Ended      Year Ended      Year Ended
                                                   Dec. 31/06 Dec. 31/05 (h)  Dec. 31/06 ++   Dec. 31/06 ++
                                                   ---------- -------------- ---------------- --------------
Income:
   Net investment income                            $  1,809     $  4,003             --               --
   Net realized gain (loss)                            2,887          404          1,093               19
   Change in unrealized appreciation
     (depreciation) during the period                 22,198        8,866          1,914            2,910
                                                    --------     --------        -------         --------
Net increase (decrease) in assets from operations     26,894       13,273          3,007            2,929
                                                    --------     --------        -------         --------
Changes from principal transactions:
   Transfer of net premiums                           12,516       47,580          6,002           86,839
   Transfer on terminations                          (10,035)      (2,015)          (493)            (256)
   Transfer on policy loans                             (107)          --             --               --
   Net interfund transfers                             6,770        7,332         19,596           25,167
                                                    --------     --------        -------         --------
Net increase (decrease) in assets from principal
  transactions                                         9,144       52,897         25,105          111,750
                                                    --------     --------        -------         --------
Total increase (decrease) in assets                   36,038       66,170         28,112          114,679

Assets, beginning of period                          102,169       35,999             --               --
                                                    --------     --------        -------         --------
Assets, end of period                               $138,207     $102,169        $28,112         $114,679
                                                    ========     ========        =======         ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                        International       International
                                                        Opportunities         Small Cap
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ --------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^ Dec. 31/06 ++
                                                   ---------- ------------- --------------
Income:
   Net investment income                            $   622          --             --
   Net realized gain (loss)                             366           5             21
   Change in unrealized appreciation
     (depreciation) during the period                 2,510         842            762
                                                    -------      ------        -------
Net increase (decrease) in assets from operations     3,498         847            783
                                                    -------      ------        -------
Changes from principal transactions:
   Transfer of net premiums                           4,994       1,077          3,303
   Transfer on terminations                          (1,417)       (162)          (480)
   Transfer on policy loans                              --          --             --
   Net interfund transfers                           13,897       6,731         14,032
                                                    -------      ------        -------
Net increase (decrease) in assets from principal
  transactions                                       17,474       7,646         16,855
                                                    -------      ------        -------
Total increase (decrease) in assets                  20,972       8,493         17,638

Assets, beginning of period                           8,493          --             --
                                                    -------      ------        -------
Assets, end of period                               $29,465      $8,493        $17,638
                                                    =======      ======        =======

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                       International
                                                         Small Cap       International Value  International Value
                                                      Trust Series 1       Trust Series 0       Trust Series 1
                                                   --------------------- ------------------- ---------------------
                                                   Year Ended Year Ended     Year Ended      Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05    Dec. 31/06 ++    Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ------------------- ---------- ----------
Income:
   Net investment income                            $  1,258   $    643        $   511        $ 17,683   $  4,029
   Net realized gain (loss)                            9,040      2,405           (446)          7,817      9,595
   Change in unrealized appreciation
     (depreciation) during the period                 18,957      5,234          1,960          61,003      9,490
                                                    --------   --------        -------        --------   --------
Net increase (decrease) in assets from operations     29,255      8,282          2,025          86,503     23,114
                                                    --------   --------        -------        --------   --------
Changes from principal transactions:
   Transfer of net premiums                            9,604     24,159         12,721          51,833     43,896
   Transfer on terminations                          (14,872)    (7,759)          (485)        (20,632)   (14,015)
   Transfer on policy loans                              (60)       (48)            --          (3,694)        --
   Net interfund transfers                             8,662     28,821         22,006          64,265     38,696
                                                    --------   --------        -------        --------   --------
Net increase (decrease) in assets from principal
  transactions                                         3,334     45,173         34,242          91,772     68,577
                                                    --------   --------        -------        --------   --------
Total increase (decrease) in assets                   32,589     53,455         36,267         178,275     91,691

Assets, beginning of period                          103,993     50,538             --         245,465    153,774
                                                    --------   --------        -------        --------   --------
Assets, end of period                               $136,582   $103,993        $36,267        $423,740   $245,465
                                                    ========   ========        =======        ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                     Investment        Investment
                                                    Quality Bond      Quality Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                              $     8      $ 24,361   $ 18,414
   Net realized gain (loss)                               722        (5,139)      (537)
   Change in unrealized appreciation
     (depreciation) during the period                     345        (5,263)   (10,182)
                                                      -------      --------   --------
Net increase (decrease) in assets from operations       1,075        13,959      7,695
                                                      -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                               367        70,679     43,971
   Transfer on terminations                            (1,942)      (12,820)   (13,190)
   Transfer on policy loans                                --       (14,410)        --
   Net interfund transfers                             11,733       (23,996)     4,483
                                                      -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         10,158        19,453     35,264
                                                      -------      --------   --------
Total increase (decrease) in assets                    11,233        33,412     42,959

Assets, beginning of period                                --       371,559    328,600
                                                      -------      --------   --------
Assets, end of period                                 $11,233      $404,971   $371,559
                                                      =======      ========   ========

--------
++   Fund available in prior year but no activity.
++xx Terminated as an investment option and funds transferred to Capital
     Appreciation Trust on May 1, 2006. Fund available in prior year but no activity.
xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

                                                                         Sub-Account
                                                   --------------------------------------------------------
                                                   Large Cap Growth     Large Cap Growth       Large Cap
                                                    Trust Series 0       Trust Series 1      Trust Series 0
                                                   ---------------- ------------------------ --------------
                                                      Year Ended     Year Ended   Year Ended   Year Ended
                                                   Dec. 31/06 ++ xx Dec. 31/06 xx Dec. 31/05 Dec. 31/06 ++
                                                   ---------------- ------------- ---------- --------------
Income:
   Net investment income                                  --          $     770    $  1,358         --
   Net realized gain (loss)                                1             17,019       9,430          1
   Change in unrealized appreciation
     (depreciation) during the period                     --            (13,165)    (10,498)        --
                                                         ---          ---------    --------       ----
Net increase (decrease) in assets from operations          1              4,624         290          1
                                                         ---          ---------    --------       ----
Changes from principal transactions:
   Transfer of net premiums                               --             19,371      34,798         32
   Transfer on terminations                              (28)            (8,172)    (25,573)       (31)
   Transfer on policy loans                               --                 --          --         --
   Net interfund transfers                                27           (200,881)     (6,948)         8
                                                         ---          ---------    --------       ----
Net increase (decrease) in assets from principal
  transactions                                            (1)          (189,682)      2,277          9
                                                         ---          ---------    --------       ----
Total increase (decrease) in assets                       --           (185,058)      2,567         10

Assets, beginning of period                               --            185,058     182,491         --
                                                         ---          ---------    --------       ----
Assets, end of period                                     --                 --    $185,058       $ 10
                                                         ===          =========    ========       ====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                          Large Cap         Large Cap Value
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ ---------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++
                                                   ---------- ------------- ---------------
Income:
   Net investment income                            $    87          --        $    664
   Net realized gain (loss)                              24           2            (739)
   Change in unrealized appreciation
     (depreciation) during the period                   605          92           1,680
                                                    -------      ------        --------
Net increase (decrease) in assets from operations       716          94           1,605
                                                    -------      ------        --------
Changes from principal transactions:
   Transfer of net premiums                           1,665         278         186,844
   Transfer on terminations                            (349)        (54)         (2,071)
   Transfer on policy loans                              --          --              --
   Net interfund transfers                           13,276       2,447          55,761
                                                    -------      ------        --------
Net increase (decrease) in assets from principal
  transactions                                       14,592       2,671         240,534
                                                    -------      ------        --------
Total increase (decrease) in assets                  15,308       2,765         242,139

Assets, beginning of period                           2,765          --              --
                                                    -------      ------        --------
Assets, end of period                               $18,073      $2,765        $242,139
                                                    =======      ======        ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

See accompanying notes.

                                                                              Sub-Account
                                                   ------------------------------------------------------------------
                                                      Large Cap Value    Lifestyle Aggressive  Lifestyle Aggressive
                                                      Trust Series 1        Trust Series 0        Trust Series 1
                                                   --------------------- -------------------- -----------------------
                                                   Year Ended Year Ended      Year Ended       Year Ended  Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++ i    Dec. 31/06 i Dec. 31/05
                                                   ---------- ---------- -------------------- ------------ ----------
Income:
   Net investment income                            $ 10,772         --        $     58         $ 21,628    $ 1,222
   Net realized gain (loss)                            1,308     14,761             668              212      4,141
   Change in unrealized appreciation
     (depreciation) during the period                 12,184     (6,180)          9,802             (240)      (272)
                                                    --------   --------        --------         --------    -------
Net increase (decrease) in assets from operations     24,264      8,581          10,528           21,600      5,091
                                                    --------   --------        --------         --------    -------
Changes from principal transactions:
   Transfer of net premiums                           55,597     90,682          34,961           41,128     19,946
   Transfer on terminations                          (11,605)    (6,572)        (13,561)         (10,141)    (6,073)
   Transfer on policy loans                              (58)      (446)             --               --         --
   Net interfund transfers                            96,650    (86,765)        157,525           91,781      6,283
                                                    --------   --------        --------         --------    -------
Net increase (decrease) in assets from principal
  transactions                                       140,584     (3,101)        178,925          122,768     20,156
                                                    --------   --------        --------         --------    -------
Total increase (decrease) in assets                  164,848      5,480         189,453          144,368     25,247

Assets, beginning of period                           88,500     83,020              --           73,397     48,150
                                                    --------   --------        --------         --------    -------
Assets, end of period                               $253,348   $ 88,500        $189,453         $217,765    $73,397
                                                    ========   ========        ========         ========    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   --------------------------------------------
                                                   Lifestyle Balanced    Lifestyle Balanced
                                                     Trust Series 0        Trust Series 1
                                                   ------------------ -------------------------
                                                       Year Ended      Year Ended   Year Ended
                                                    Dec. 31/06 ++ ii  Dec. 31/06 ii Dec. 31/05
                                                   ------------------ ------------- ----------
Income:
   Net investment income                               $    1,421      $  480,988   $  199,680
   Net realized gain (loss)                                 1,104          16,153       13,615
   Change in unrealized appreciation
     (depreciation) during the period                       8,069             221       32,914
                                                       ----------      ----------   ----------
Net increase (decrease) in assets from operations          10,594         497,362      246,209
                                                       ----------      ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                32,068          93,227       60,878
   Transfer on terminations                               (17,735)       (118,973)    (116,422)
   Transfer on policy loans                                    --              --           --
   Net interfund transfers                              1,679,620         101,261       50,335
                                                       ----------      ----------   ----------
Net increase (decrease) in assets from principal
  transactions                                          1,693,953          75,515       (5,209)
                                                       ----------      ----------   ----------
Total increase (decrease) in assets                     1,704,547         572,877      241,000

Assets, beginning of period                                    --       3,845,203    3,604,203
                                                       ----------      ----------   ----------
Assets, end of period                                  $1,704,547      $4,418,080   $3,845,203
                                                       ==========      ==========   ==========

--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.
ii    Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust.
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                              Sub-Account
                                                   -----------------------------------------------------------------
                                                   Lifestyle Conservative  Lifestyle Conservative   Lifestyle Growth
                                                       Trust Series 0          Trust Series 1        Trust Series 0
                                                   ---------------------- ------------------------- ----------------
                                                         Year Ended         Year Ended   Year Ended    Year Ended
                                                     Dec. 31/06 ++ iii    Dec. 31/06 iii Dec. 31/05 Dec. 31/06 ++ iv
                                                   ---------------------- -------------- ---------- ----------------
Income:
   Net investment income                                  $    50            $ 23,259     $ 19,541     $    2,737
   Net realized gain (loss)                                     8               1,465        1,207          1,891
   Change in unrealized appreciation
     (depreciation) during the period                        (122)              3,027      (13,536)        35,427
                                                          -------            --------     --------     ----------
Net increase (decrease) in assets from operations             (64)             27,751        7,212         40,055
                                                          -------            --------     --------     ----------
Changes from principal transactions:
   Transfer of net premiums                                   663              62,420       67,702        183,997
   Transfer on terminations                                  (789)            (26,991)     (17,224)       (53,430)
   Transfer on policy loans                                    --                  --           --        (10,000)
   Net interfund transfers                                 56,438             (33,757)       1,194      2,450,216
                                                          -------            --------     --------     ----------
Net increase (decrease) in assets from principal
  transactions                                             56,312               1,672       51,672      2,570,783
                                                          -------            --------     --------     ----------
Total increase (decrease) in assets                        56,248              29,423       58,884      2,610,838

Assets, beginning of period                                    --             305,372      246,488             --
                                                          -------            --------     --------     ----------
Assets, end of period                                     $56,248            $334,795     $305,372     $2,610,838
                                                          =======            ========     ========     ==========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   --------------------------------------------
                                                       Lifestyle Growth      Lifestyle Moderate
                                                        Trust Series 1         Trust Series 0
                                                   ------------------------- ------------------
                                                    Year Ended   Year Ended      Year Ended
                                                   Dec. 31/06 iv Dec. 31/05   Dec. 31/06 ++ v
                                                   ------------- ----------  ------------------
Income:
   Net investment income                            $  180,790   $   15,135       $    181
   Net realized gain (loss)                              1,861       21,575            (12)
   Change in unrealized appreciation
     (depreciation) during the period                   13,984       33,811          1,152
                                                    ----------   ----------       --------
Net increase (decrease) in assets from operations      196,635       70,521          1,321
                                                    ----------   ----------       --------
Changes from principal transactions:
   Transfer of net premiums                            250,379      722,838         12,313
   Transfer on terminations                            (54,263)     (31,732)        (3,604)
   Transfer on policy loans                                 --           --             --
   Net interfund transfers                             307,161        4,145         94,071
                                                    ----------   ----------       --------
Net increase (decrease) in assets from principal
  transactions                                         503,277      695,251        102,780
                                                    ----------   ----------       --------
Total increase (decrease) in assets                    699,912      765,772        104,101

Assets, beginning of period                          1,138,146      372,374             --
                                                    ----------   ----------       --------
Assets, end of period                               $1,838,058   $1,138,146       $104,101
                                                    ==========   ==========       ========

--------
iv    Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
      Trust.
++ v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
v     Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
      Trust.
++    Fund available in prior year but no activity.
++x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006. Fund available in prior year but no activity.

See accompanying notes.

                                                                        Sub-Account
                                                   ------------------------------------------------------
                                                     Lifestyle Moderate       Managed      Mid Cap Core
                                                       Trust Series 1      Trust Series 0 Trust Series 0
                                                   ----------------------- -------------- ---------------
                                                    Year Ended  Year Ended   Year Ended     Year Ended
                                                   Dec. 31/06 v Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 ++ x
                                                   ------------ ---------- -------------- ---------------
Income:
   Net investment income                             $ 57,417    $ 36,387         --           $ 114
   Net realized gain (loss)                              (754)     (2,124)        --             (79)
   Change in unrealized appreciation
     (depreciation) during the period                   5,980      (9,247)         2              --
                                                     --------    --------      -----           -----
Net increase (decrease) in assets from operations      62,643      25,016          2              35
                                                     --------    --------      -----           -----
Changes from principal transactions:
   Transfer of net premiums                            25,367      81,013         --             235
   Transfer on terminations                           (20,351)    (19,096)      (103)           (116)
   Transfer on policy loans                                --          --         --              --
   Net interfund transfers                             (3,623)         59        357            (154)
                                                     --------    --------      -----           -----
Net increase (decrease) in assets from principal
  transactions                                          1,393      61,976        254             (35)
                                                     --------    --------      -----           -----
Total increase (decrease) in assets                    64,036      86,992        256              --

Assets, beginning of period                           599,926     512,934         --              --
                                                     --------    --------      -----           -----
Assets, end of period                                $663,962    $599,926      $ 256              --
                                                     ========    ========      =====           =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   --------------------------------------
                                                        Mid Cap Core       Mid Cap Index
                                                       Trust Series 1      Trust Series 0
                                                   ----------------------- --------------
                                                    Year Ended  Year Ended   Year Ended
                                                   Dec. 31/06 x Dec. 31/05 Dec. 31/06 ++
                                                   ------------ ---------- --------------
Income:
   Net investment income                             $ 1,769     $   771            --
   Net realized gain (loss)                             (676)        196            50
   Change in unrealized appreciation
     (depreciation) during the period                   (448)       (464)        1,046
                                                     -------     -------      --------
Net increase (decrease) in assets from operations        645         503         1,096
                                                     -------     -------      --------
Changes from principal transactions:
   Transfer of net premiums                            1,895         877       258,978
   Transfer on terminations                           (4,037)     (1,372)       (1,767)
   Transfer on policy loans                             (162)       (462)           --
   Net interfund transfers                            (7,088)          7        71,928
                                                     -------     -------      --------
Net increase (decrease) in assets from principal
  transactions                                        (9,392)       (950)      329,139
                                                     -------     -------      --------
Total increase (decrease) in assets                   (8,747)       (447)      330,235

Assets, beginning of period                            8,747       9,194            --
                                                     -------     -------      --------
Assets, end of period                                     --     $ 8,747      $330,235
                                                     =======     =======      ========

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                       Mid Cap Index     Mid Cap Stock      Mid Cap Stock
                                                      Trust Series 1     Trust Series 0    Trust Series 1
                                                   --------------------- -------------- ---------------------
                                                   Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                            $  5,956   $  4,808          --      $ 11,468   $  6,645
   Net realized gain (loss)                           17,871      6,070         286        19,129     13,258
   Change in unrealized appreciation
     (depreciation) during the period                (11,793)     3,376       3,050         6,077     18,682
                                                    --------   --------     -------      --------   --------
Net increase (decrease) in assets from operations     12,034     14,254       3,336        36,674     38,585
                                                    --------   --------     -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                           14,511      9,354         122        32,437     36,658
   Transfer on terminations                          (42,782)   (18,187)        148       (54,114)   (34,695)
   Transfer on policy loans                           (1,948)    (2,065)         --           108        121
   Net interfund transfers                            11,441      3,629      53,149        19,796     43,555
                                                    --------   --------     -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                       (18,778)    (7,269)     53,419        (1,773)    45,639
                                                    --------   --------     -------      --------   --------
Total increase (decrease) in assets                   (6,744)     6,985      56,755        34,901     84,224

Assets, beginning of period                          134,160    127,175          --       264,686    180,462
                                                    --------   --------     -------      --------   --------
Assets, end of period                               $127,416   $134,160     $56,755      $299,587   $264,686
                                                    ========   ========     =======      ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                   Mid Cap Value      Mid Cap Value
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                              $     3      $ 42,606   $  7,022
   Net realized gain (loss)                                 4         9,484     13,775
   Change in unrealized appreciation
     (depreciation) during the period                      37       (19,599)    (4,090)
                                                      -------      --------   --------
Net increase (decrease) in assets from operations          44        32,491     16,707
                                                      -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                             1,670        60,684     64,628
   Transfer on terminations                              (202)      (15,855)   (21,874)
   Transfer on policy loans                                --          (315)      (361)
   Net interfund transfers                             16,876       (19,105)       314
                                                      -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         18,344        25,409     42,707
                                                      -------      --------   --------
Total increase (decrease) in assets                    18,388        57,900     59,414

Assets, beginning of period                                --       238,230    178,816
                                                      -------      --------   --------
Assets, end of period                                 $18,388      $296,130   $238,230
                                                      =======      ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                     Mid Value      Money Market         Money Market
                                                   Trust Series 0 Trust B Series 0      Trust Series 1
                                                   -------------- ---------------- -------------------------
                                                     Year Ended      Year Ended     Year Ended    Year Ended
                                                   Dec. 31/06 ++   Dec. 31/06 ++    Dec. 31/06    Dec. 31/05
                                                   -------------- ---------------- -----------  ------------
Income:
   Net investment income                                   --       $     9,965    $   130,233   $   71,012
   Net realized gain (loss)                                31                --             --           --
   Change in unrealized appreciation
     (depreciation) during the period                     272                --             --           --
                                                       ------       -----------    -----------   ----------
Net increase (decrease) in assets from operations         303             9,965        130,233       71,012
                                                       ------       -----------    -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                             1,313         6,386,431        399,734    1,488,146
   Transfer on terminations                              (173)          375,967     (1,286,877)    (247,098)
   Transfer on policy loans                                --                --         (1,001)      (1,137)
   Net interfund transfers                              1,995        (5,935,731)      (607,241)    (158,023)
                                                       ------       -----------    -----------   ----------
Net increase (decrease) in assets from principal
  transactions                                          3,135           826,667     (1,495,385)   1,081,888
                                                       ------       -----------    -----------   ----------
Total increase (decrease) in assets                     3,438           836,632     (1,365,152)   1,152,900

Assets, beginning of period                                --                --      3,384,034    2,231,134
                                                       ------       -----------    -----------   ----------
Assets, end of period                                  $3,438       $   836,632    $ 2,018,882   $3,384,034
                                                       ======       ===========    ===========   ==========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                   Natural Resources   Natural Resources
                                                    Trust Series 0      Trust Series 1
                                                   ----------------- ---------------------
                                                      Year Ended     Year Ended Year Ended
                                                     Dec. 31/06 ++   Dec. 31/06 Dec. 31/05
                                                   ----------------- ---------- ----------
Income:
   Net investment income                                $ 1,468       $ 24,767   $  1,350
   Net realized gain (loss)                              (1,042)        12,960     10,905
   Change in unrealized appreciation
     (depreciation) during the period                       687         (6,158)    14,889
                                                        -------       --------   --------
Net increase (decrease) in assets from operations         1,113         31,569     27,144
                                                        -------       --------   --------
Changes from principal transactions:
   Transfer of net premiums                              16,214         14,037     68,185
   Transfer on terminations                              (1,317)        (5,371)    (1,519)
   Transfer on policy loans                                  --             --         --
   Net interfund transfers                               13,652         28,815     14,415
                                                        -------       --------   --------
Net increase (decrease) in assets from principal
  transactions                                           28,549         37,481     81,081
                                                        -------       --------   --------
Total increase (decrease) in assets                      29,662         69,050    108,225

Assets, beginning of period                                  --        120,819     12,594
                                                        -------       --------   --------
Assets, end of period                                   $29,662       $189,869   $120,819
                                                        =======       ========   ========

--------
++  Fund available in prior year but no activity.
(d) Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.

See accompanying notes.

                                                                    Sub-Account
                                                   ---------------------------------------------
                                                   Overseas Equity    Overseas     Pacific Rim
                                                   Trust Series 0      Trust      Trust Series 0
                                                   --------------- -------------- --------------
                                                     Year Ended      Year Ended     Year Ended
                                                    Dec. 31/06 ++  Dec. 31/05 (d) Dec. 31/06 ++
                                                   --------------- -------------- --------------
Income:
   Net investment income                                   --         $    211            --
   Net realized gain (loss)                                 1           10,155          (184)
   Change in unrealized appreciation
     (depreciation) during the period                      96          (11,459)          262
                                                       ------         --------        ------
Net increase (decrease) in assets from operations          97         $ (1,093)           78
                                                       ------         --------        ------
Changes from principal transactions:
   Transfer of net premiums                               104            3,126         1,075
   Transfer on terminations                               (52)         (10,177)         (214)
   Transfer on policy loans                                --               --            --
   Net interfund transfers                              5,899          (55,910)        5,876
                                                       ------         --------        ------
Net increase (decrease) in assets from principal
  transactions                                          5,951          (62,961)        6,737
                                                       ------         --------        ------
Total increase (decrease) in assets                     6,048          (64,054)        6,815

Assets, beginning of period                                --           64,054            --
                                                       ------         --------        ------
Assets, end of period                                  $6,048               --        $6,815
                                                       ======         ========        ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   -------------------------------------------
                                                     Pacific Rim Trust   Quantitative All Cap
                                                         Series 1           Trust Series 1
                                                   --------------------- ---------------------
                                                   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ---------- ----------
Income:
   Net investment income                            $  1,360   $     87   $ 2,912    $ 1,511
   Net realized gain (loss)                            3,524        915      (131)         1
   Change in unrealized appreciation
     (depreciation) during the period                 13,709     15,084     1,598     (1,720)
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from operations     18,593     16,086     4,379       (208)
                                                    --------   --------   -------    -------
Changes from principal transactions:
   Transfer of net premiums                           18,663     45,305    11,706         51
   Transfer on terminations                           (6,220)    (1,298)   (2,208)       (14)
   Transfer on policy loans                               --         --        --         --
   Net interfund transfers                            76,001     31,950         2     23,495
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from principal
  transactions                                        88,444     75,957     9,500     23,532
                                                    --------   --------   -------    -------
Total increase (decrease) in assets                  107,037     92,043    13,879     23,324

Assets, beginning of period                          101,817      9,774    23,366         42
                                                    --------   --------   -------    -------
Assets, end of period                               $208,854   $101,817   $37,245    $23,366
                                                    ========   ========   =======    =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                   Quantitative Mid Cap  Quantitative Value Real Estate Securities
                                                      Trust Series 1       Trust Series 0       Trust Series 0
                                                   --------------------- ------------------ ----------------------
                                                   Year Ended Year Ended     Year Ended           Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++        Dec. 31/06 ++
                                                   ---------- ---------- ------------------ ----------------------
Income:
   Net investment income                            $ 28,861        --             --              $  1,497
   Net realized gain (loss)                              500     1,134             --                 1,707
   Change in unrealized appreciation
     (depreciation) during the period                (25,367)    4,644            (34)                6,358
                                                    --------   -------         ------              --------
Net increase (decrease) in assets from operations      3,994     5,778            (34)                9,562
                                                    --------   -------         ------              --------
Changes from principal transactions:
   Transfer of net premiums                           16,315     5,760             --               104,593
   Transfer on terminations                           (3,286)   (1,195)            --                (2,603)
   Transfer on policy loans                               --        --             --                    --
   Net interfund transfers                             7,108    55,035          5,242                64,955
                                                    --------   -------         ------              --------
Net increase (decrease) in assets from principal
  transactions                                        20,137    59,600          5,242               166,945
                                                    --------   -------         ------              --------
Total increase (decrease) in assets                   24,131    65,378          5,208               176,507

Assets, beginning of period                           84,728    19,350             --                    --
                                                    --------   -------         ------              --------
Assets, end of period                               $108,859   $84,728         $5,208              $176,507
                                                    ========   =======         ======              ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                                   ---------------------------------------------
                                                   Real Estate Securities Trust Real Return Bond
                                                          Series 1               Trust Series 0
                                                   ---------------------------- ----------------
                                                   Year Ended      Year Ended      Year Ended
                                                   Dec. 31/06      Dec. 31/05    Dec. 31/06 ++
                                                   ------------- -------------- ----------------
Income:
   Net investment income                            $ 73,296       $ 41,741              --
   Net realized gain (loss)                           13,239         15,253              --
   Change in unrealized appreciation
     (depreciation) during the period                 40,802        (25,629)           (633)
                                                    --------       --------         -------
Net increase (decrease) in assets from operations    127,337         31,365            (633)
                                                    --------       --------         -------
Changes from principal transactions:
   Transfer of net premiums                           32,790         60,188              --
   Transfer on terminations                          (18,285)       (30,395)            180
   Transfer on policy loans                               --             --              --
   Net interfund transfers                           (14,124)         6,115          58,791
                                                    --------       --------         -------
Net increase (decrease) in assets from principal
  transactions                                           381         35,908          58,971
                                                    --------       --------         -------
Total increase (decrease) in assets                  127,718         67,273          58,338

Assets, beginning of period                          332,703        265,430              --
                                                    --------       --------         -------
Assets, end of period                               $460,421       $332,703         $58,338
                                                    ========       ========         =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                                           Science &          Science &
                                                     Real Return Bond      Technology        Technology
                                                      Trust Series 1     Trust Series 0    Trust Series 1
                                                   --------------------- -------------- ---------------------
                                                   Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                            $   414     $  313            --           --         --
   Net realized gain (loss)                               1         16             9       19,093      3,805
   Change in unrealized appreciation
     (depreciation) during the period                  (356)      (236)          665       (5,400)       991
                                                    -------     ------      --------     --------   --------
Net increase (decrease) in assets from operations        59         93           674       13,693      4,796
                                                    -------     ------      --------     --------   --------
   Changes from principal transactions:
   Transfer of net premiums                           3,903      1,059        87,389       66,324     36,345
   Transfer on terminations                            (805)      (614)         (447)     (37,323)   (28,778)
   Transfer on policy loans                              --         --            --         (422)       226
   Net interfund transfers                               --         --        24,725       56,741     (9,247)
                                                    -------     ------      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                        3,098        445       111,667       85,320     (1,454)
                                                    -------     ------      --------     --------   --------
Total increase (decrease) in assets                   3,157        538       112,341       99,013      3,342

Assets, beginning of period                           7,342      6,804            --      211,989    208,647
                                                    -------     ------      --------     --------   --------
Assets, end of period                               $10,499     $7,342      $112,341     $311,002   $211,989
                                                    =======     ======      ========     ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                                   ---------------------------
                                                    Short-Term     Small Cap
                                                    Bond Trust   Growth Trust
                                                     Series 0      Series 0
                                                   ------------- -------------
                                                    Year Ended    Year Ended
                                                   Dec. 31/06 ++ Dec. 31/06 ++
                                                   ------------- -------------
Income:
   Net investment income                                  --            --
   Net realized gain (loss)                               --            (9)
   Change in unrealized appreciation
     (depreciation) during the period                      3            70
                                                      ------         -----
Net increase (decrease) in assets from operations          3            61
                                                      ------         -----
Changes from principal transactions:
   Transfer of net premiums                               27           772
   Transfer on terminations                               (8)         (251)
   Transfer on policy loans                               --            --
   Net interfund transfers                             3,621           226
                                                      ------         -----
Net increase (decrease) in assets from principal
  transactions                                         3,640           747
                                                      ------         -----
Total increase (decrease) in assets                    3,643           808

Assets, beginning of period                               --            --
                                                      ------         -----
Assets, end of period                                 $3,643         $ 808
                                                      ======         =====
--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                                                           Small Cap
                                                   Small Cap Index    Small Cap Index    Opportunities
                                                   Trust Series 0     Trust Series 1     Trust Series 0
                                                   --------------- --------------------- --------------
                                                     Year Ended    Year Ended Year Ended   Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   --------------- ---------- ---------- --------------
Income:
   Net investment income                                    --      $  4,217   $  4,556           --
   Net realized gain (loss)                              1,528        16,375      9,989           (3)
   Change in unrealized appreciation
     (depreciation) during the period                    2,028         2,053    (10,917)         487
                                                      --------      --------   --------     --------
Net increase (decrease) in assets from operations        3,556        22,645      3,628          484
                                                      --------      --------   --------     --------
Changes from principal transactions:
   Transfer of net premiums                             87,049        22,352     18,089       87,652
   Transfer on terminations                             (1,778)      (39,993)   (13,705)        (237)
   Transfer on policy loans                                 --        (1,445)    (1,427)          --
   Net interfund transfers                              46,028        13,625    (10,856)      26,551
                                                      --------      --------   --------     --------
Net increase (decrease) in assets from principal
  transactions                                         131,299        (5,461)    (7,899)     113,966
                                                      --------      --------   --------     --------
Total increase (decrease) in assets                    134,855        17,184     (4,271)     114,450

Assets, beginning of period                                 --       124,730    129,001           --
                                                      --------      --------   --------     --------
Assets, end of period                                 $134,855      $141,914   $124,730     $114,450
                                                      ========      ========   ========     ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                   Sub-Account
                                                                       --------------------------------------
                                                                       Small Cap Opportunities   Small Cap
                                                                          Trust Series 1       Trust Series 0
                                                                       ----------------------- --------------
                                                                       Year Ended  Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05  Dec. 31/06 ++
                                                                       ----------- ----------- --------------
Income:
   Net investment income                                                $ 2,872     $    47            --
   Net realized gain (loss)                                               1,089         454            12
   Change in unrealized appreciation (depreciation) during the period     4,436       8,816            --
                                                                        -------     -------        ------
Net increase (decrease) in assets from operations                         8,397       9,317            12
                                                                        -------     -------        ------
Changes from principal transactions:
   Transfer of net premiums                                              20,545      16,072         2,277
   Transfer on terminations                                              (6,526)     (4,031)         (149)
   Transfer on policy loans                                                   5          12            --
   Net interfund transfers                                                  231      49,851           977
                                                                        -------     -------        ------
Net increase (decrease) in assets from principal transactions            14,255      61,904         3,105
                                                                        -------     -------        ------
Total increase (decrease) in assets                                      22,652      71,221         3,117

Assets, beginning of period                                              73,778       2,557            --
                                                                        -------     -------        ------
Assets, end of period                                                   $96,430     $73,778        $3,117
                                                                        =======     =======        ======

--------
++  Fund available in prior year but no activity.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(g) Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on May 2, 2005.

See accompanying notes.

                                                                                        Sub-Account
                                                                ------------------------------------------------------------
                                                                       Small Cap         Small Cap Value Small Company Blend
                                                                     Trust Series 1      Trust Series 0    Trust Series 1
                                                                ------------------------ --------------- -------------------
                                                                Year Ended  Year Ended     Year Ended      Year Ended Dec.
                                                                Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++       31/05 (g)
                                                                ---------- ------------- --------------- -------------------
Income:
   Net investment income                                          $  642         --               --                --
   Net realized gain (loss)                                          (10)        --                3             2,719
   Change in unrealized appreciation (depreciation) during the
     period                                                         (373)         3            2,440            (9,106)
                                                                  ------       ----          -------          --------
Net increase (decrease) in assets from operations                    259          3            2,443          $ (6,387)
                                                                  ------       ----          -------          --------
Changes from principal transactions:
   Transfer of net premiums                                        2,109        841              229             3,949
   Transfer on terminations                                         (318)       (10)             426            (1,697)
   Transfer on policy loans                                           --         --               --                (3)
   Net interfund transfers                                         4,936         --           29,943           (49,044)
                                                                  ------       ----          -------          --------
Net increase (decrease) in assets from principal transactions      6,727        831           30,598           (46,795)
                                                                  ------       ----          -------          --------
Total increase (decrease) in assets                                6,986        834           33,041           (53,182)

Assets, beginning of period                                          834         --               --            53,182
                                                                  ------       ----          -------          --------
Assets, end of period                                             $7,820       $834          $33,041                --
                                                                  ======       ====          =======          ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                                       Sub-Account
                                                                       --------------------------------------------
                                                                            Small Company       Small Company Value
                                                                            Trust Series 1        Trust Series 0
                                                                       ------------------------ -------------------
                                                                       Year Ended  Year Ended       Year Ended
                                                                       Dec. 31/06 Dec. 31/05 ^^    Dec. 31/06 ++
                                                                       ---------- ------------- -------------------
Income:
   Net investment income                                                $ 1,729         --            $     4
   Net realized gain (loss)                                                 (83)         1                355
   Change in unrealized appreciation (depreciation) during the period    (1,844)         1                458
                                                                        -------       ----            -------
Net increase (decrease) in assets from operations                          (198)         2                817
                                                                        -------       ----            -------
Changes from principal transactions:
   Transfer of net premiums                                              15,706        113                651
   Transfer on terminations                                                (925)       (53)            (1,042)
   Transfer on policy loans                                                  --         --                 --
   Net interfund transfers                                                  853          9             26,116
                                                                        -------       ----            -------
Net increase (decrease) in assets from principal transactions            15,634         69             25,725
                                                                        -------       ----            -------
Total increase (decrease) in assets                                      15,436         71             26,542

Assets, beginning of period                                                  71         --                 --
                                                                        -------       ----            -------
Assets, end of period                                                   $15,507       $ 71            $26,542
                                                                        =======       ====            =======

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                                       Sub-Account
                                                                ----------------------------------------------------------
                                                                 Small Company Value  Special Value      Special Value
                                                                   Trust Series 1     Trust Series 0    Trust Series 1
                                                                --------------------- -------------- ---------------------
                                                                Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                                Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                                ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                                         $ 75,322   $  8,006         --       $ 1,696    $    25
   Net realized gain (loss)                                        36,067     45,058         --           526        213
   Change in unrealized appreciation (depreciation) during the
     period                                                       (44,511)   (17,733)        --          (725)       272
                                                                 --------   --------       ----       -------    -------
Net increase (decrease) in assets from operations                  66,878     35,331         --         1,497        510
                                                                 --------   --------       ----       -------    -------
Changes from principal transactions:
   Transfer of net premiums                                        69,190    105,781         64         3,145      8,465
   Transfer on terminations                                       (34,834)   (31,230)       (36)         (722)      (701)
   Transfer on policy loans                                       (18,319)       258         --            --         --
   Net interfund transfers                                        (44,822)   (80,816)        62        (3,687)        44
                                                                 --------   --------       ----       -------    -------
Net increase (decrease) in assets from principal transactions     (28,785)    (6,007)        90        (1,264)     7,808
                                                                 --------   --------       ----       -------    -------
Total increase (decrease) in assets                                38,093     29,324         90           233      8,318

Assets, beginning of period                                       443,639    414,315         --        15,085      6,767
                                                                 --------   --------       ----       -------    -------
Assets, end of period                                            $481,732   $443,639       $ 90       $15,318    $15,085
                                                                 ========   ========       ====       =======    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                                   ------------------------------------
                                                   Strategic Bond    Strategic Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                   --      $ 14,770   $  5,263
   Net realized gain (loss)                                 4         4,836      1,770
   Change in unrealized appreciation
     (depreciation) during the period                      71        (2,397)    (1,414)
                                                       ------      --------   --------
Net increase (decrease) in assets from operations          75        17,209      5,619
                                                       ------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                             1,277        45,756     41,212
   Transfer on terminations                              (216)      (20,998)   (24,794)
   Transfer on policy loans                                --           (95)      (112)
   Net interfund transfers                              1,351       (42,125)    59,191
                                                       ------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                          2,412       (17,462)    75,497
                                                       ------      --------   --------
Total increase (decrease) in assets                     2,487          (253)    81,116

Assets, beginning of period                                --       268,725    187,609
                                                       ------      --------   --------
Assets, end of period                                  $2,487      $268,472   $268,725
                                                       ======      ========   ========

--------
++  Fund available in prior year but no activity.
(f) Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                   Strategic Growth Strategic Income     Strategic Income
                                                    Trust Series 1   Trust Series 0       Trust Series 1
                                                   ---------------- ---------------- ------------------------
                                                      Year Ended       Year Ended    Year Ended  Year Ended
                                                    Dec. 31/05 (f)   Dec. 31/06 ++   Dec. 31/06 Dec. 31/05 ^^
                                                   ---------------- ---------------- ---------- -------------
Income:
   Net investment income                               $    219           $  3        $ 1,102      $  299
   Net realized gain (loss)                               2,752             --            (27)         --
   Change in unrealized appreciation
     (depreciation) during the period                    (4,244)            (2)            20        (284)
                                                       --------           ----        -------      ------
Net increase (decrease) in assets from operations      $ (1,273)             1          1,095          15
                                                       --------           ----        -------      ------
Changes from principal transactions:
   Transfer of net premiums                               1,038            127         26,241       7,735
   Transfer on terminations                             (20,662)           (44)        (2,513)       (127)
   Transfer on policy loans                                  --             --             --          --
   Net interfund transfers                              (15,813)            27          1,279          --
                                                       --------           ----        -------      ------
Net increase (decrease) in assets from principal
  transactions                                          (35,437)           110         25,007       7,608
                                                       --------           ----        -------      ------
Total increase (decrease) in assets                     (36,710)           111         26,102       7,623

Assets, beginning of period                              36,710             --          7,623          --
                                                       --------           ----        -------      ------
Assets, end of period                                        --           $111        $33,725      $7,623
                                                       ========           ====        =======      ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                                   --------------------------------------------
                                                   Strategic Opportunities    Strategic Value
                                                      Trust Series 1          Trust Series 0
                                                   ----------------------- -------------------
                                                   Year Ended  Year Ended       Year Ended
                                                   Dec. 31/06  Dec. 31/05    Dec. 31/06 ++ xxx
                                                   ----------- ----------- -------------------
Income:
   Net investment income                            $     21    $    859                 $   5
   Net realized gain (loss)                           16,382      12,449                    (4)
   Change in unrealized appreciation
     (depreciation) during the period                  5,267       4,963                    --
                                                    --------    --------                 -----
   Net increase (decrease) in assets from
     operations                                       21,670      18,271                     1
                                                    --------    --------                 -----
Changes from principal transactions:
   Transfer of net premiums                           32,365      32,748                    30
   Transfer on terminations                          (26,827)    (18,253)                  (12)
   Transfer on policy loans                          (12,269)        (24)                   --
   Net interfund transfers                           (11,027)    (43,936)                  (19)
                                                    --------    --------                 -----
   Net increase (decrease) in assets from
     principal transactions                          (17,758)    (29,465)                   (1)
                                                    --------    --------                 -----
Total increase (decrease) in assets                    3,912     (11,194)                   --

Assets, beginning of period                          185,673     196,867                    --
                                                    --------    --------                 -----
Assets, end of period                               $189,585    $185,673                    --
                                                    ========    ========                 =====

--------
++ xxx Terminated as an investment option and funds transferred to Large Cap
       Value Trust on December 4, 2006. Fund available in prior year but no activity.
xxx Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
++     Fund available in prior year but no activity.

See accompanying notes.

                                                                            Sub-Account
                                                   --------------------------------------------------------------
                                                        Strategic Value       Total Return      Total Return
                                                        Trust Series 1       Trust Series 0    Trust Series 1
                                                   ------------------------- -------------- ---------------------
                                                     Year Ended   Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 xxx Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- -------------- ---------- ----------
Income:
   Net investment income                              $  9,043     $ 1,549            --     $ 11,169   $ 14,152
   Net realized gain (loss)                             (4,631)        370             1       (1,891)      (315)
   Change in unrealized appreciation
     (depreciation) during the period                   (1,048)     (1,853)         (706)       3,468     (6,465)
                                                      --------     -------      --------     --------   --------
Net increase (decrease) in assets from operations        3,364          66          (705)      12,746      7,372
                                                      --------     -------      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                              7,393      13,864        86,424       65,843     61,732
   Transfer on terminations                             (1,776)     (1,699)         (128)     (33,428)   (42,351)
   Transfer on policy loans                                 --          --            --          (80)      (101)
   Net interfund transfers                             (33,660)         --        25,228       22,654     52,336
                                                      --------     -------      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         (28,043)     12,165       111,524       54,989     71,616
                                                      --------     -------      --------     --------   --------
Total increase (decrease) in assets                    (24,679)     12,231       110,819       67,735     78,988

Assets, beginning of period                             24,679      12,448            --      349,701    270,713
                                                      --------     -------      --------     --------   --------
Assets, end of period                                       --     $24,679      $110,819     $417,436   $349,701
                                                      ========     =======      ========     ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                                   ------------------------------------------
                                                    Total Stock Market   Total Stock Market
                                                   Index Trust Series 0 Index Trust Series 1
                                                   -------------------- ---------------------
                                                        Year Ended      Year Ended Year Ended
                                                      Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                                   -------------------- ---------- ----------
Income:
   Net investment income                                      --         $  1,456   $  1,592
   Net realized gain (loss)                                  906           25,624      3,455
   Change in unrealized appreciation
     (depreciation) during the period                          9          (10,758)     3,739
                                                          ------         --------   --------
Net increase (decrease) in assets from operations            915           16,322      8,786
                                                          ------         --------   --------
Changes from principal transactions:
   Transfer of net premiums                                   --           21,442     24,448
   Transfer on terminations                                 (906)          (9,742)   (24,465)
   Transfer on policy loans                                   --               --         --
   Net interfund transfers                                 2,296          (84,987)     6,954
                                                          ------         --------   --------
Net increase (decrease) in assets from principal
  transactions                                             1,390          (73,287)     6,937
                                                          ------         --------   --------
Total increase (decrease) in assets                        2,305          (56,965)    15,723

Assets, beginning of period                                   --          161,733    146,010
                                                          ------         --------   --------
Assets, end of period                                     $2,305         $104,768   $161,733
                                                          ======         ========   ========

--------
++  Fund available in prior year but no activity.
(j) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

                                                                         Sub-Account
                                                   -------------------------------------------------------
                                                                                             U.S. Global
                                                     U.S. Core            U.S. Core         Leaders Growth
                                                   Trust Series 0      Trust Series 1       Trust Series 0
                                                   -------------- ------------------------- --------------
                                                     Year Ended     Year Ended   Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 (j) Dec. 31/05 Dec. 31/06 ++
                                                   -------------- -------------- ---------- --------------
Income:
   Net investment income                               $   1         $ 67,633     $ 17,849         --
   Net realized gain (loss)                                3            5,196       15,124          6
   Change in unrealized appreciation
     (depreciation) during the period                     10          (26,104)     (23,496)         3
                                                       -----         --------     --------      -----
Net increase (decrease) in assets from operations         14           46,725        9,477          9
                                                       -----         --------     --------      -----
Changes from principal transactions:
   Transfer of net premiums                              199           62,281       52,106        470
   Transfer on terminations                             (118)         (49,090)     (49,736)      (210)
   Transfer on policy loans                               --               --           --         --
   Net interfund transfers                                16           (4,049)     (31,899)       273
                                                       -----         --------     --------      -----
Net increase (decrease) in assets from principal
  transactions                                            97            9,142      (29,529)       533
                                                       -----         --------     --------      -----
Total increase (decrease) in assets                      111           55,867      (20,052)       542

Assets, beginning of period                               --          508,201      528,253         --
                                                       -----         --------     --------      -----
Assets, end of period                                  $ 111         $564,068     $508,201      $ 542
                                                       =====         ========     ========      =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                         U.S. Global        U.S. Government
                                                        Leaders Growth        Securities
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ ---------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++
                                                   ---------- ------------- ---------------
Income:
   Net investment income                            $   199      $   186             --
   Net realized gain (loss)                             485          187             75
   Change in unrealized appreciation
     (depreciation) during the period                 1,373          588          1,997
                                                    -------      -------       --------
Net increase (decrease) in assets from operations     2,057          961          2,072
                                                    -------      -------       --------
Changes from principal transactions:
   Transfer of net premiums                           4,046        1,995            752
   Transfer on terminations                          (2,495)        (862)           763
   Transfer on policy loans                          (2,358)      (2,731)            --
   Net interfund transfers                           17,355       10,687         96,774
                                                    -------      -------       --------
Net increase (decrease) in assets from principal
  transactions                                       16,548        9,089         98,289
                                                    -------      -------       --------
Total increase (decrease) in assets                  18,605       10,050        100,361

Assets, beginning of period                          10,050           --             --
                                                    -------      -------       --------
Assets, end of period                               $28,655      $10,050       $100,361
                                                    =======      =======       ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                      U.S. Government      U.S. High      U.S. High
                                                        Securities         Yield Bond     Yield Bond
                                                      Trust Series 1     Trust Series 0 Trust Series 1
                                                   --------------------- -------------- --------------
                                                   Year Ended Year Ended   Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 ++
                                                   ---------- ---------- -------------- --------------
Income:
   Net investment income                            $ 26,622   $ 14,967           --            --
   Net realized gain (loss)                           (6,798)    (2,069)         228             4
   Change in unrealized appreciation
     (depreciation) during the period                  2,718     (6,057)       4,527           626
                                                    --------   --------     --------       -------
Net increase (decrease) in assets from operations     22,542      6,841        4,755           630
                                                    --------   --------     --------       -------
Changes from principal transactions:
   Transfer of net premiums                          106,267    115,235          181            --
   Transfer on terminations                          (59,000)   (24,855)         652          (209)
   Transfer on policy loans                          (13,863)        --           --            --
   Net interfund transfers                             9,694    (23,140)      96,619        15,259
                                                    --------   --------     --------       -------
Net increase (decrease) in assets from principal
  transactions                                        43,098     67,240       97,452        15,050
                                                    --------   --------     --------       -------
Total increase (decrease) in assets                   65,640     74,081      102,207        15,680

Assets, beginning of period                          480,306    406,225           --            --
                                                    --------   --------     --------       -------
Assets, end of period                               $545,946   $480,306     $102,207       $15,680
                                                    ========   ========     ========       =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                                   ------------------------------------
                                                   U.S. Large Cap    U.S. Large Cap
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                    --     $  1,781   $  1,114
   Net realized gain (loss)                                 --        9,944     18,271
   Change in unrealized appreciation
     (depreciation)during the period                      (301)      21,937     (2,602)
                                                      --------     --------   --------
Net increase (decrease) in assets from operations         (301)      33,662     16,783
                                                      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                            172,652       50,658     56,399
   Transfer on terminations                               (110)     (24,461)   (33,910)
   Transfer on policy loans                                 --       (3,337)        30
   Net interfund transfers                              81,358        1,328    (16,324)
                                                      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         253,900       24,188      6,195
                                                      --------     --------   --------
Total increase (decrease) in assets                    253,599       57,850     22,978

Assets, beginning of period                                 --      298,078    275,100
                                                      --------     --------   --------
Assets, end of period                                 $253,599     $355,928   $298,078
                                                      ========     ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                     Utilities          Utilities           Value
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- --------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   -------------- ---------- ---------- --------------
Income:
   Net investment income                              $ 1,143      $11,283    $ 2,333           --
   Net realized gain (loss)                              (993)       1,274        385          289
   Change in unrealized appreciation
     (depreciation)during the period                    3,520        8,580      2,730          357
                                                      -------      -------    -------       ------
Net increase (decrease) in assets from operations       3,670       21,137      5,448          646
                                                      -------      -------    -------       ------
Changes from principal transactions:
   Transfer of net premiums                            17,262        7,417      3,384        2,740
   Transfer on terminations                            (1,080)      (3,317)    (2,052)        (525)
   Transfer on policy loans                                --           --         --           --
   Net interfund transfers                             24,837       28,606     21,300          280
                                                      -------      -------    -------       ------
   Net increase (decrease) in assets from
     principal transactions                            41,019       32,706     22,632        2,495
                                                      -------      -------    -------       ------
   Total increase (decrease) in assets                 44,689       53,843     28,080        3,141

Assets, beginning of period                                --       40,963     12,883           --
                                                      -------      -------    -------       ------
Assets, end of period                                 $44,689      $94,806    $40,963       $3,141
                                                      =======      =======    =======       ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                     Sub-Account
                                                   -----------------------------------------------
                                                   Value Trust Series 1            Total
                                                   --------------------- -------------------------
                                                   Year Ended Year Ended  Year Ended    Year Ended
                                                   Dec. 31/06 Dec. 31/05  Dec. 31/06    Dec. 31/05
                                                   ---------- ---------- -----------  ------------
Income:
   Net investment income                            $ 42,919   $  1,459  $ 1,601,755  $   597,188
   Net realized gain (loss)                           19,080     15,035      470,157      414,690
   Change in unrealized appreciation
     (depreciation) during the period                 (4,627)    13,070      489,871       34,664
                                                    --------   --------  -----------  -----------
Net increase (decrease) in assets from operations     57,372     29,564    2,561,783    1,046,542
                                                    --------   --------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                           54,472     36,374   11,598,120    4,571,023
   Transfer on terminations                          (16,008)   (26,534)  (2,431,351)  (1,417,807)
   Transfer on policy loans                          (15,505)       204     (118,315)      (9,962)
   Net interfund transfers                           (14,915)   (18,315)         747      (16,648)
                                                    --------   --------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                         8,044     (8,271)   9,049,201    3,126,606
                                                    --------   --------  -----------  -----------
Total increase (decrease) in assets                   65,416     21,293   11,610,984    4,173,148

Assets, beginning of period                          261,861    240,568   19,839,328   15,666,180
                                                    --------   --------  -----------  -----------
Assets, end of period                               $327,277   $261,861  $31,450,312  $19,839,328
                                                    ========   ========  ===========  ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-one active investment sub-accounts that invest in shares of a particular John Hancock Trust (the "Trust") portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series I shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series I and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

      John Hancock Life Insurance Company of New York Separate Account B

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

         Previous Name                       New Name               Effective Date
         -------------                       --------               --------------
Growth & Income Trust            U.S. Core Trust                      May 1, 2006
Growth & Income II Trust         Growth & Income Trust                May 1, 2006
International Equity Index Fund  International Equity Index Trust A   May 2, 2005
International Stock Trust        International Core Trust             May 1, 2006
Lifestyle Aggressive 1000 Trust  Lifestyle Aggressive Trust           May 1, 2006
Lifestyle Balanced 640 Trust     Lifestyle Balanced Trust             May 1, 2006
Lifestyle Conservative 280 Trust Lifestyle Conservative Trust         May 1, 2006
Lifestyle Growth 820 Trust       Lifestyle Growth Trust               May 1, 2006
Lifestyle Moderate 460 Trust     Lifestyle Moderate Trust             May 1, 2006

Effective May 1, 2006 the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account fund as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
          Large Cap Growth Trust            Capital Appreciation Trust

Effective December 4, 2006 the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
            Mid Cap Core Trust                 Mid Cap Index Trust
          Strategic Value Trust               Large Cap Value Trust

Effective May 2, 2005 the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
         Aggressive Growth Trust               Mid Cap Stock Trust
          Diversified Bond Trust                Active Bond Trust
            Equity Index Trust                  500 Index Trust B
              Overseas Trust                International Value Trust
        Small Company Blend Trust         Small Cap Opportunities Trust
          Strategic Growth Trust         U.S. Global Leaders Growth Trust

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income

      John Hancock Life Insurance Company of New York Separate Account B from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

      John Hancock Life Insurance Company of New York Separate Account B

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                          Purchases  Sales
                                                          --------- --------
Sub-Accounts:
   500 Index Trust B Series 0                             $178,878  $ 25,356
   500 Index Trust Series 1                                279,553   169,497
   Active Bond Trust Series 0                                  216        64
   Active Bond Trust Series 1                               57,207    30,063
   All Asset Portfolio Series 1                             20,361       736
   All Cap Core Trust Series 1                              10,979    42,324
   All Cap Growth Trust Series 0                               171        61
   All Cap Growth Trust Series 1                            21,860     6,742
   All Cap Value Trust Series 0                             10,084       233
   All Cap Value Trust Series 1                             37,704     3,906
   American Blue Chip Income and Growth Trust Series 1      72,665    28,391
   American Bond Trust Series 1                              2,438       170
   American Growth Trust Series 1                          215,406    55,309
   American Growth-Income Trust Series 1                   469,813    53,154
   American International Trust Series 1                   164,890   114,993
   Blue Chip Growth Trust Series 0                          16,259     5,026
   Blue Chip Growth Trust Series 1                         127,822    71,772
   Bond Index Trust B Series 0                                   7        --
   Capital Appreciation Trust Series 0                       1,899       368
   Capital Appreciation Trust Series 1                     221,025    23,088
   Classic Value Trust Series 0                             19,494     2,766
   Classic Value Trust Series 1                              1,526        22
   Core Bond Trust Series 1                                 15,259       209
   Core Equity Trust Series 0                                  215        64
   Dynamic Growth Trust Series 1                             4,821    18,830
   Emerging Growth Trust Series 0                          119,914       698
   Emerging Growth Trust Series 1                           31,186     2,207
   Emerging Small Company Trust Series 0                       942       204
   Emerging Small Company Trust Series 1                    10,941    11,765
   Equity-Income Trust Series 0                             11,132     1,186
   Equity-Income Trust Series 1                            157,941    96,259
   Financial Services Trust Series 0                         1,054       241
   Financial Services Trust Series 1                        16,300     8,351
   Fundamental Value Trust Series 0                          1,634       703
   Fundamental Value Trust Series 1                         91,543   135,059
   Global Allocation Trust Series 0                            269        75
   Global Allocation Trust Series 1                         22,813    21,611
   Global Bond Trust Series 0                              114,568       541
   Global Bond Trust series 1                               71,267    29,868

      John Hancock Life Insurance Company of New York Separate Account B

                                                          Purchases   Sales
                                                          ---------- --------
Sub-Accounts:
   Global Trust Series 0                                  $   52,269 $ 17,533
   Global Trust Series 1                                      49,530   19,692
   Growth & Income Trust Series 0                              6,416      307
   Health Sciences Trust Series 0                             18,798      286
   Health Sciences Trust Series 1                             62,833    8,111
   High Yield Trust Series 0                                 137,681       95
   High Yield Trust Series 1                                  33,272   26,616
   Income & Value Trust Series 1                              34,903   14,257
   International Core Trust Series 0                             236       19
   International Core Trust Series 1                          45,599    7,052
   International Equity Index Trust A Series 1                21,737   10,784
   International Equity Index Trust B Series 0                92,126   67,021
   International Opportunities Trust Series 0                112,067      316
   International Opportunities Trust Series 1                 20,295    2,200
   International Small Cap Trust Series 0                     17,345      490
   International Small Cap Trust Series 1                     22,617   18,026
   International Value Trust Series 0                         50,032   15,278
   International Value Trust Series 1                        144,000   34,546
   Investment Quality Bond Trust Series 0                     96,617   86,452
   Investment Quality Bond Trust Series 1                     95,198   51,384
   Large Cap Growth Trust Series 0                                59       60
   Large Cap Growth Trust Series 1                            17,628  206,539
   Large Cap Trust Series 0                                       40       32
   Large Cap Trust Series 1                                   15,061      382
   Large Cap Value Trust Series 0                            257,444   16,247
   Large Cap Value Trust Series 1                            165,500   14,144
   Lifestyle Aggressive Trust Series 0                       196,578   17,595
   Lifestyle Aggressive Trust Series 1                       151,768    7,372
   Lifestyle Balanced Trust Series 0                       1,767,919   72,545
   Lifestyle Balanced Trust Series 1                         670,028  113,525
   Lifestyle Conservative Trust Series 0                      57,341      979
   Lifestyle Conservative Trust Series 1                     146,987  122,056
   Lifestyle Growth Trust Series 0                         2,707,510  133,990
   Lifestyle Growth Trust Series 1                           708,087   24,020
   Lifestyle Moderate Trust Series 0                         106,543    3,583
   Lifestyle Moderate Trust Series 1                          75,894   17,084
   Managed Trust Series 0                                        357      103
   Mid Cap Core Trust Series 0                                   725      646
   Mid Cap Core Trust Series 1                                 3,862   11,485
   Mid Cap Index Trust Series 0                              372,637   43,497
   Mid Cap Index Trust Series 1                               29,520   42,342
   Mid Cap Stock Trust Series 0                               76,308   22,889
   Mid Cap Stock Trust Series 1                               63,347   53,653
   Mid Cap Value Trust Series 0                               18,543      196
   Mid Cap Value Trust Series 1                               97,282   29,265

      John Hancock Life Insurance Company of New York Separate Account B

                                                          Purchases    Sales
                                                          ---------- ----------
Sub-Accounts:
   Mid Value Trust Series 0                               $    3,675 $      541
   Money Market Trust B Series 0                           9,145,403  8,308,771
   Money Market Trust Series 1                             1,027,128  2,392,280
   Natural Resources Trust Series 0                           47,439     17,421
   Natural Resources Trust Series 1                          141,050     78,803
   Overseas Equity Trust Series 0                              5,964         13
   Pacific Rim Trust Series 0                                 28,849     22,112
   Pacific Rim Trust Series 1                                 96,851      7,046
   Quantitative All Cap Trust Series 1                        14,633      2,221
   Quantitative Mid Cap Trust Series 1                        52,038      3,040
   Quantitative Value Trust Series 0                           5,242         --
   Real Estate Securities Trust Series 0                     247,288     78,845
   Real Estate Securities Trust Series 1                     111,747     38,070
   Real Return Bond Trust Series 0                            58,971         --
   Real Return Bond Trust Series 1                             4,132        620
   Science & Technology Trust Series 0                       112,052        383
   Science & Technology Trust Series 1                       157,585     72,266
   Short-Term Bond Trust Series 0                              3,643          3
   Small Cap Growth Trust Series 0                               971        223
   Small Cap Index Trust Series 0                            176,328     45,029
   Small Cap Index Trust Series 1                             40,158     41,402
   Small Cap Opportunities Trust Series 0                    114,158        192
   Small Cap Opportunities Trust Series 1                     23,103      5,976
   Small Cap Trust Series 0                                    3,269        165
   Small Cap Trust Series 1                                    7,603        234
   Small Cap Value Trust Series 0                             30,651         53
   Small Company Trust Series 1                               18,102        738
   Small Company Value Trust Series 0                         48,580     22,851
   Small Company Value Trust Series 1                        136,477     89,942
   Special Value Trust Series 0                                  122         32
   Special Value Trust Series 1                                4,815      4,383
   Strategic Bond Trust Series 0                               2,608        196
   Strategic Bond Trust Series 1                              76,548     79,240
   Strategic Income Trust Series 0                               128         15
   Strategic Income Trust Series 1                            27,184      1,075
   Strategic Opportunities Trust Series 1                     30,486     48,223
   Strategic Value Trust Series 0                                 34         29
   Strategic Value Trust Series 1                             16,021     35,022
   Total Return Trust Series 0                               111,643        119
   Total Return Trust Series 1                               115,132     48,974
   Total Stock Market Index Trust Series 0                   109,997    108,607
   Total Stock Market Index Trust Series 1                    22,313     94,145
   U.S. Core Trust Series 0                                      195         97
   U.S. Core Trust Series 1                                  125,258     48,483
   U.S. Global Leaders Growth Trust Series 0                     643        110

      John Hancock Life Insurance Company of New York Separate Account B

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   U.S. Global Leaders Growth Trust Series 1            $    33,470 $    16,723
   U.S. Government Securities Trust Series 0                195,999      97,711
   U.S. Government Securities Trust Series 1                183,637     113,916
   U.S. High Yield Bond Trust Series 0                      195,077      97,626
   U.S. High Yield Bond Trust Series 1                       15,259         210
   U.S. Large Cap Trust Series 0                            254,082         183
   U.S. Large Cap Trust Series 1                             57,933      31,966
   Utilities Trust Series 0                                  57,606      15,444
   Utilities Trust Series 1                                  47,611       3,622
   Value Trust Series 0                                      24,460      21,965
   Value Trust Series 1                                      97,925      46,962
                                                        ----------- -----------
                                                        $25,091,871 $14,440,924
                                                        =========== ===========

5. Transactions with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                  ------------------------------
                                    500 Index Trust B Series 0
                                  ------------------------------
                                     Year Ended     Year Ended
                                     Dec. 31/06    Dec. 31/05 ^^
                                  ---------------  -------------
Units, beginning of period                  1,378         --
Units issued                                7,702      1,443
Units redeemed                             (1,142)       (65)
                                  ---------------     ------
Units, end of period                        7,938      1,378
                                  ===============     ======
Unit value, end of period $        15.76 to 25.20      13.63
Assets, end of period $                   185,449     18,787
Investment income ratio*                     0.26%      0.00%
Total return, lowest to highest** 13.10% to 15.56%      9.07%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                       Sub-Account
                                  ------------------------------------------------------
                                                 500 Index Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          62,342     60,823     34,393     17,368      6,896
Units issued                        22,234     11,060     32,006     21,523     14,266
Units redeemed                     (14,056)    (9,541)    (5,576)    (4,498)    (3,794)
                                   -------    -------    -------    -------    -------
Units, end of period                70,520     62,342     60,823     34,393     17,368
                                   =======    =======    =======    =======    =======
Unit value, end of period $          13.02      11.30      10.83       9.82       7.67
Assets, end of period $            918,027    704,129    658,730    337,825    133,278
Investment income ratio*              0.86%      1.50%      0.84%      0.71%      0.00%
Total return, lowest to highest**    15.27%      4.29%     10.26%     28.00%    (22.53)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                   Active Bond
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                                  5
Units redeemed                               (2)
                                  -------------
Units, end of period                          3
                                  =============
Unit value, end of period $               43.05
Assets, end of period $                     155
Investment income ratio*                   0.20%
Total return, lowest to highest** 4.54% to 5.10%
--------
++  Fund available in prior year but no activity.

                                        Sub-Account
                                  --------------------------
                                  Active Bond Trust Series 1
                                  --------------------------
                                  Year Ended   Year Ended
                                  Dec. 31/06  Dec. 31/05 ^^
                                  ----------- --------------
Units, beginning of period          25,013            --
Units issued                         3,756        27,106
Units redeemed                      (2,315)       (2,093)
                                   -------       -------
Units, end of period                26,454        25,013
                                   =======       =======
Unit value, end of period $          13.26         12.70
Assets, end of period $            350,777       317,641
Investment income ratio*              2.70%         0.00%
Total return, lowest to highest**     4.42%         1.59%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  -------------------
                                  All Asset Portfolio
                                       Series 1
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                  --
Units issued                             1,300
Units redeemed                             (49)
                                        ------
Units, end of period                     1,251
                                        ======
Unit value, end of period $              15.48
Assets, end of period $                 19,361
Investment income ratio*                  5.67%
Total return, lowest to highest**         4.36%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                               All Cap Core Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          15,363     15,972     22,110     18,944     41,935
Units issued                           983      1,909      3,535      6,116      5,791
Units redeemed                      (4,168)    (2,518)    (9,673)    (2,950)   (28,782)
                                   -------    -------    -------    -------    -------
Units, end of period                12,178     15,363     15,972     22,110     18,944
                                   =======    =======    =======    =======    =======
Unit value, end of period $          10.98       9.56       8.77       7.54       5.73
Assets, end of period $            133,649    146,942    140,054    166,666    108,556
Investment income ratio*              0.65%      0.75%      0.39%      0.00%      0.00%
Total return, lowest to highest**    14.75%      9.08%     16.32%     31.55%    (25.23)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  --------------------
                                  All Cap Growth Trust
                                        Series 0
                                  --------------------
                                       Year Ended
                                     Dec. 31/06 ++
                                  --------------------
Units, beginning of period                      --
Units issued                                    14
Units redeemed                                  (5)
                                     -------------
Units, end of period                             9
                                     =============
Unit value, end of period $                  12.42
Assets, end of period $                        116
Investment income ratio*                      0.00%
Total return, lowest to highest**    5.38% to 6.63%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                              All Cap Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           6,624      8,720     11,094      9,404     10,175
Units issued                         1,860      1,838      2,545      2,997      4,968
Units redeemed                        (594)    (3,934)    (4,919)    (1,307)    (5,739)
                                    ------     ------     ------    -------     ------
Units, end of period                 7,890      6,624      8,720     11,094      9,404
                                    ======     ======     ======    =======     ======
Unit value, end of period $          11.85      11.12      10.20       9.58       7.41
Assets, end of period $             93,513     73,666     88,974    106,273     69,701
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     6.57%      8.99%      6.52%     29.24%    (24.41)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  -------------------
                                  All Cap Value Trust
                                       Series 0
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                      --
Units issued                                   806
Units redeemed                                 (18)
                                    --------------
Units, end of period                           788
                                    ==============
Unit value, end of period $                  12.64
Assets, end of period $                      9,953
Investment income ratio*                      0.00%
Total return, lowest to highest**   6.65% to 13.82%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                               All Cap Value Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           8,538      7,732     22,808     24,771     11,356
Units issued                           394      1,030        256        418     18,634
Units redeemed                        (235)      (224)   (15,332)    (2,381)    (5,219)
                                   -------    -------    -------    -------    -------
Units, end of period                 8,697      8,538      7,732     22,808     24,771
                                   =======    =======    =======    =======    =======
Unit value, end of period $          17.55      15.44      14.60      12.59       9.10
Assets, end of period $            152,657    131,790    112,900    287,241    225,471
Investment income ratio*              0.93%      0.53%      0.36%      0.08%      0.00%
Total return, lowest to highest**    13.71%      5.71%     15.96%     38.36%    (27.83)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                 Sub-Account
                                  -----------------------------------------
                                    American Blue Chip Income and Growth
                                               Trust Series 1
                                  -----------------------------------------
                                     Year Ended    Year Ended  Year Ended
                                     Dec. 31/06    Dec. 31/05 Dec. 31/04 ++
                                  ---------------  ---------- -------------
Units, beginning of period                    904       426          --
Units issued                                5,756       698         439
Units redeemed                             (2,328)     (220)        (13)
                                  ---------------    ------       -----
Units, end of period                        4,332       904         426
                                  ===============    ======       =====
Unit value, end of period $        12.99 to 19.40     16.58       15.53
Assets, end of period $                    65,286    14,986       6,621
Investment income ratio*                     0.29%     0.20%       0.00%
Total return, lowest to highest** 13.18% to 16.99%     6.76%       9.32%
--------
++  Fund available in prior year but no activity.

                                      Sub-Account
                                  -------------------
                                  American Bond Trust
                                       Series 1
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                      --
Units issued                                   228
Units redeemed                                 (16)
                                    --------------
Units, end of period                           212
                                    ==============
Unit value, end of period $         10.78 to 13.47
Assets, end of period $                      2,284
Investment income ratio*                      0.00%
Total return, lowest to highest**    5.39% to 6.57%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                  --------------------------------------------------
                                            American Growth Trust Series 1
                                  --------------------------------------------------
                                    Year Ended    Year Ended Year Ended  Year Ended
                                    Dec. 31/06    Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  --------------  ---------- ---------- ------------
Units, beginning of period                 7,376       876        356         --
Units issued                              14,117     6,844        629        372
Units redeemed                            (3,741)     (344)      (109)       (16)
                                  --------------   -------     ------      -----
Units, end of period                      17,752     7,376        876        356
                                  ==============   =======     ======      =====
Unit value, end of period $       13.15 to 19.79     18.02      15.57      13.89
Assets, end of period $                  315,611   132,931     13,637      4,942
Investment income ratio*                    0.25%     0.00%      0.00%      0.00%
Total return, lowest to highest**  8.22% to 9.80%    15.79%     12.10%     11.09%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                      Sub-Account
                                  ---------------------------------------------------
                                         American Growth-Income Trust Series 1
                                  ---------------------------------------------------
                                     Year Ended     Year Ended Year Ended  Year Ended
                                     Dec. 31/06     Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  ----------------  ---------- ---------- ------------
Units, beginning of period                  26,256    14,681        469         --
Units issued                                31,289    16,824     14,683        490
Units redeemed                              (3,827)   (5,249)      (471)       (21)
                                  ----------------   -------    -------      -----
Units, end of period                        53,718    26,256     14,681        469
                                  ================   =======    =======      =====
Unit value, end of period $         12.61 to 18.83     16.40      15.56      14.15
Assets, end of period $                    935,931   430,661    228,373      6,640
Investment income ratio*                      1.12%     0.52%      0.47%      0.00%
Total return, lowest to highest** 11.61 % to 14.80%     5.44%      9.96%     13.18%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                      Sub-Account
                                  ---------------------------------------------------
                                         American International Trust Series 1
                                  ---------------------------------------------------
                                     Year Ended    Year Ended Year Ended  Year Ended
                                     Dec. 31/06    Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  ---------------  ---------- ---------- ------------
Units, beginning of period                  7,600     1,042        169         --
Units issued                                9,241     6,830        934        181
Units redeemed                             (5,440)     (272)       (61)       (12)
                                  ---------------   -------     ------      -----
Units, end of period                       11,401     7,600      1,042        169
                                  ===============   =======     ======      =====
Unit value, end of period $        14.72 to 25.91     21.86      18.05      15.19
Assets, end of period $                   247,724   166,111     18,804      2,559
Investment income ratio*                     0.86%     0.27%      0.18%      0.00%
Total return, lowest to highest** 10.32% to 18.54%    21.07%     18.88%     21.48%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                    Sub-Account
                                  ----------------
                                  Blue Chip Growth
                                   Trust Series 0
                                  ----------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ----------------
Units, beginning of period                     --
Units issued                                  281
Units redeemed                                (88)
                                   --------------
Units, end of period                          193
                                   ==============
Unit value, end of period $                 61.21
Assets, end of period $                    11,843
Investment income ratio*                     0.04%
Total return, lowest to highest**  9.59% to 10.44%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                             Blue Chip Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          54,238     55,058     44,396     30,144     16,940
Units issued                        11,264      9,424     13,515     19,258     21,518
Units redeemed                      (6,456)   (10,244)    (2,853)    (5,006)    (8,314)
                                   -------    -------    -------    -------    -------
Units, end of period                59,046     54,238     55,058     44,396     30,144
                                   =======    =======    =======    =======    =======
Unit value, end of period $          11.98      10.93      10.35       9.49       7.35
Assets, end of period $            707,195    592,796    569,861    421,441    221,532
Investment income ratio*              0.19%      0.40%      0.11%      0.04%      0.00%
Total return, lowest to highest**     9.58%      5.60%      9.03%     29.16%    (24.26)%

                                    Sub-Account
                                  ----------------
                                     Bond Index
                                  Trust B Series 0
                                  ----------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ----------------
Units, beginning of period                    --
Units issued                                  --
Units redeemed                                --
                                   -------------
Units, end of period                          --
                                   =============
Unit value, end of period $                15.89
Assets, end of period $                        7
Investment income ratio*                    0.00%
Total return, lowest to highest**  4.07% to 4.95%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                     Capital
                                   Appreciation
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                                163
Units redeemed                              (32)
                                  -------------
Units, end of period                        131
                                  =============
Unit value, end of period $               12.43
Assets, end of period $                   1,636
Investment income ratio*                   0.00%
Total return, lowest to highest** 2.38% to 7.46%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                           Capital Appreciation Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           1,128      1,150        602       325          --
Units issued                        17,599        199        595       333         352
Units redeemed                      (1,951)      (221)       (47)      (56)        (27)
                                   -------     ------     ------     -----      ------
Units, end of period                16,776      1,128      1,150       602         325
                                   =======     ======     ======     =====      ======
Unit value, end of period $          12.71      12.43      10.90      9.97        7.70
Assets, end of period $            213,159     14,011     12,533     6,007       2,502
Investment income ratio*              0.00%      0.00%      0.00%     0.00%       0.00%
Total return, lowest to highest**     2.26%     13.99%      9.33%    29.47%     (30.61)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                    Sub-Account
                                  ---------------
                                   Classic Value
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                1,479
Units redeemed                               (215)
                                  ---------------
Units, end of period                        1,264
                                  ===============
Unit value, end of period $                 13.09
Assets, end of period $                    16,538
Investment income ratio*                     8.62%
Total return, lowest to highest** 13.46% to 16.14%
--------
++  Fund available in prior year but no activity.

                                        Sub-Account
                                  ----------------------------
                                  Classic Value Trust Series 1
                                  ----------------------------
                                  Year Ended    Year Ended
                                  Dec. 31/06   Dec. 31/05 ^^
                                  ------------ ---------------
Units, beginning of period             23             --
Units issued                           87             23
Units redeemed                         (1)            --
                                    -----          -----
Units, end of period                  109             23
                                    =====          =====
Unit value, end of period $         17.67          15.22
Assets, end of period $             1,923            349
Investment income ratio*             2.20%          1.20%
Total return, lowest to highest**   16.04%          9.42%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                    Core Bond
                                  Trust Series 1
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                --
Units issued                           1,187
Units redeemed                           (16)
                                      ------
Units, end of period                   1,171
                                      ======
Unit value, end of period $            13.11
Assets, end of period $               15,356
Investment income ratio*                0.00%
Total return, lowest to highest**       3.79%
--------
++  Fund available in prior year but no activity.

                                   Sub-Account
                                  --------------
                                   Core Equity
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                    --
Units issued                                  19
Units redeemed                                (6)
                                  --------------
Units, end of period                          13
                                  ==============
Unit value, end of period $                12.31
Assets, end of period $                      166
Investment income ratio*                    0.00%
Total return, lowest to highest** 6.73% to 12.62%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                              Dynamic Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          10,609     15,366     56,383     11,187      7,054
Units issued                           835      1,666      4,592     48,352      5,737
Units redeemed                      (3,354)    (6,423)   (45,609)    (3,156)    (1,604)
                                    ------     ------    -------    -------     ------
Units, end of period                 8,090     10,609     15,366     56,383     11,187
                                    ======     ======    =======    =======     ======
Unit value, end of period $           6.05       5.45       4.85       4.41       3.42
Assets, end of period $             48,900     57,773     74,472    248,532     38,219
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**    11.02%     12.40%     10.01%     29.04%    (28.36)%

                                    Sub-Account
                                  ---------------
                                  Emerging Growth
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                    --
Units issued                               9,038
Units redeemed                               (55)
                                  --------------
Units, end of period                       8,983
                                  ==============
Unit value, end of period $                13.34
Assets, end of period $                  119,843
Investment income ratio*                    0.00%
Total return, lowest to highest** 2.01% to 11.59%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                    Sub-Account
                                  -----------------------------------------------
                                          Emerging Growth Trust Series 1
                                  -----------------------------------------------
                                  Year Ended Year Ended Year Ended   Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                  ---------- ---------- ---------- --------------
Units, beginning of period             270       192         31           --
Units issued                         1,240        97        174           31
Units redeemed                        (107)      (19)       (13)          --
                                    ------     -----      -----        -----
Units, end of period                 1,403       270        192           31
                                    ======     =====      =====        =====
Unit value, end of period $          21.00     18.82      17.48        16.35
Assets, end of period $             29,477     5,087      3,358          507
Investment income ratio*              0.00%     0.00%      0.00%        0.00%
Total return, lowest to highest**    11.59%     7.65%      6.90%       30.84%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                       Sub-Account
                                  ----------------------
                                  Emerging Small Company
                                      Trust Series 0
                                  ----------------------
                                        Year Ended
                                      Dec. 31/06 ++
                                  ----------------------
Units, beginning of period                        --
Units issued                                      82
Units redeemed                                  (18)
                                     ---------------
Units, end of period                              64
                                     ===============
Unit value, end of period $                    11.87
Assets, end of period $                          764
Investment income ratio*                        0.00%
Total return, lowest to highest**    (1.27)% to 2.44%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                          Emerging Small Company Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           3,818      3,347      5,076      4,723      8,455
Units issued                           533      1,469      1,042      1,128        958
Units redeemed                        (769)      (998)    (2,771)      (775)    (4,690)
                                    ------     ------     ------     ------     ------
Units, end of period                 3,582      3,818      3,347      5,076      4,723
                                    ======     ======     ======     ======     ======
Unit value, end of period $          15.38      15.01      14.29      12.82       9.17
Assets, end of period $             55,094     57,331     47,846     65,061     43,321
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     2.41%      5.05%     11.51%     39.73%    (29.20)%

                                    Sub-Account
                                  ---------------
                                   Equity-Income
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                  405
Units redeemed                                (42)
                                  ---------------
Units, end of period                          363
                                  ===============
Unit value, end of period $                 29.30
Assets, end of period $                    10,628
Investment income ratio*                     0.00%
Total return, lowest to highest** 14.00% to 19.05%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                               Equity-Income Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          25,710     30,571     23,364     23,882      7,078
Units issued                         7,808      7,052     16,065     22,005     26,518
Units redeemed                      (5,948)   (11,913)    (8,858)   (22,523)    (9,714)
                                   -------    -------    -------    -------    -------
Units, end of period                27,570     25,710     30,571     23,364     23,882
                                   =======    =======    =======    =======    =======
Unit value, end of period $          17.81      14.96      14.40      12.54       9.99
Assets, end of period $            491,041    384,717    440,193    293,022    238,524
Investment income ratio*              1.48%      1.21%      1.14%      1.39%      1.40%
Total return, lowest to highest**    19.02%      3.92%     14.81%     25.58%    (13.28)%

                                     Sub-Account
                                  ------------------
                                  Financial Services
                                    Trust Series 0
                                  ------------------
                                      Year Ended
                                    Dec. 31/06 ++
                                  ------------------
Units, beginning of period                      --
Units issued                                    49
Units redeemed                                 (11)
                                   ---------------
Units, end of period                            38
                                   ===============
Unit value, end of period $                  22.83
Assets, end of period $                        860
Investment income ratio*                      0.00%
Total return, lowest to highest**  19.86% to 23.16%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                            Financial Services Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           6,809      6,538      4,277        632        264
Units issued                           919        590      2,661      3,851        455
Units redeemed                        (499)      (319)      (400)      (206)       (87)
                                   -------    -------     ------     ------     ------
Units, end of period                 7,229      6,809      6,538      4,277        632
                                   =======    =======     ======     ======     ======
Unit value, end of period $          19.04      15.46      14.09      12.76       9.55
Assets, end of period $            137,620    105,283     92,098     54,574      6,038
Investment income ratio*              0.35%      0.37%      0.37%      0.05%      0.00%
Total return, lowest to highest**    23.11%      9.78%     10.38%     33.58%    (17.88)%

                                     Sub-Account
                                  -----------------
                                  Fundamental Value
                                   Trust Series 0
                                  -----------------
                                     Year Ended
                                    Dec. 31/06 ++
                                  -----------------
Units, beginning of period                      --
Units issued                                   136
Units redeemed                                 (59)
                                   ---------------
Units, end of period                            77
                                   ===============
Unit value, end of period $                  12.68
Assets, end of period $                        975
Investment income ratio*                      0.00%
Total return, lowest to highest**  12.76% to 14.55%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                             Fundamental Value Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          20,132     11,529      8,641      4,281        383
Units issued                         4,722     11,202      4,284      6,091      4,334
Units redeemed                      (8,306)    (2,599)    (1,396)    (1,731)      (436)
                                   -------    -------    -------    -------     ------
Units, end of period                16,548     20,132     11,529      8,641      4,281
                                   =======    =======    =======    =======     ======
Unit value, end of period $          17.78      15.53      14.27      12.76       9.83
Assets, end of period $            294,245    312,615    164,493    110,274     42,078
Investment income ratio*              0.86%      0.32%      0.47%      0.19%      0.04%
Total return, lowest to highest**    14.51%      8.85%     11.80%     29.83%    (16.20)%

                                     Sub-Account
                                  -----------------
                                  Global Allocation
                                   Trust Series 0
                                  -----------------
                                     Year Ended
                                    Dec. 31/06 ++
                                  -----------------
Units, beginning of period                     --
Units issued                                   23
Units redeemed                                 (7)
                                   --------------
Units, end of period                           16
                                   ==============
Unit value, end of period $                 12.31
Assets, end of period $                       204
Investment income ratio*                     0.46%
Total return, lowest to highest**  9.71% to 13.58%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                         Sub-Account
                                  ---------------------------------------------------------
                                              Global Allocation Trust Series 1
                                  ---------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended  Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                  ---------- ---------- ---------- ---------- -------------
Units, beginning of period           3,597      3,470      2,732        848          --
Units issued                         1,742        452        928      1,997         918
Units redeemed                      (1,731)      (325)      (190)      (113)        (70)
                                    ------     ------     ------     ------      ------
Units, end of period                 3,608      3,597      3,470      2,732         848
                                    ======     ======     ======     ======      ======
Unit value, end of period $          13.83      12.18      11.47      10.18        8.05
Assets, end of period $             49,883     43,823     39,805     27,793       6,825
Investment income ratio*              0.84%      0.93%      0.98%      0.22%       0.00%
Total return, lowest to highest**    13.50%      6.20%     12.73%     26.43%     (23.21)%

--------
++  Fund available in prior year but no activity.

                                   Sub-Account
                                  --------------
                                   Global Bond
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                              5,572
Units redeemed                              (27)
                                  -------------
Units, end of period                      5,545
                                  =============
Unit value, end of period $               20.41
Assets, end of period $                 113,181
Investment income ratio*                   0.00%
Total return, lowest to highest** 1.63% to 5.27%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                                Global Bond Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          16,616     10,497      2,551        308        24
Units issued                         4,861      6,724      8,329      3,520       318
Units redeemed                      (2,116)      (605)      (383)    (1,277)      (34)
                                   -------    -------    -------     ------     -----
Units, end of period                19,361     16,616     10,497      2,551       308
                                   =======    =======    =======     ======     =====
Unit value, end of period $          14.32      13.60      14.56      13.21     11.44
Assets, end of period $            277,265    226,054    152,809     33,688     3,526
Investment income ratio*              0.00%      4.02%      1.92%      1.86%     0.00%
Total return, lowest to highest**     5.26%     (6.54)%    10.24%     15.40%    20.12%

                                    Sub-Account
                                  ---------------
                                       Global
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                4,115
Units redeemed                             (1,410)
                                  ---------------
Units, end of period                        2,705
                                  ===============
Unit value, end of period $                 13.57
Assets, end of period $                    36,705
Investment income ratio*                     0.00%
Total return, lowest to highest** 12.88% to 20.42%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                                  Global Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          13,660     10,170      7,868      6,705     12,768
Units issued                         3,448      4,290      2,852     13,942      2,163
Units redeemed                      (1,475)      (800)      (550)   (12,779)    (8,226)
                                   -------    -------    -------    -------     ------
Units, end of period                15,633     13,660     10,170      7,868      6,705
                                   =======    =======    =======    =======     ======
Unit value, end of period $          14.91      12.39      11.19       9.75       7.65
Assets, end of period $            233,132    169,295    113,832     76,744     51,310
Investment income ratio*              1.20%      1.17%      1.62%      0.48%      1.44%
Total return, lowest to highest**    20.32%     10.72%     14.75%     27.46%    (19.11)%

                                    Sub-Account
                                  ---------------
                                  Growth & Income
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                  Dec. 31/06 ++~
                                  ---------------
Units, beginning of period                     --
Units issued                                   82
Units redeemed                                 (4)
                                  ---------------
Units, end of period                           78
                                  ===============
Unit value, end of period $                 78.98
Assets, end of period $                     6,167
Investment income ratio*                     0.00%
Total return, lowest to highest** 11.54% to 12.72%
--------
++~ Fund renamed on May 1, 2006. Previously known as Growth & Income II Trust.
    Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                    Sub-Account
                                  ---------------
                                  Health Sciences
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                    --
Units issued                               1,285
Units redeemed                               (21)
                                  --------------
Units, end of period                       1,264
                                  ==============
Unit value, end of period $                14.66
Assets, end of period $                   18,523
Investment income ratio*                    0.00%
Total return, lowest to highest** 8.44% to 13.10%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                              Health Sciences Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           7,865      7,240      6,320      4,548      3,544
Units issued                         2,638      1,182      1,376      2,304      5,105
Units redeemed                        (458)      (557)      (456)      (532)    (4,101)
                                   -------    -------    -------     ------     ------
Units, end of period                10,045      7,865      7,240      6,320      4,548
                                   =======    =======    =======     ======     ======
Unit value, end of period $          18.89      17.43      15.48      13.42       9.85
Assets, end of period $            189,754    137,096    112,026     84,810     44,812
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     8.37%     12.64%     15.31%     36.22%    (27.24)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                    High Yield
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                    --
Units issued                              10,771
Units redeemed                                (8)
                                  --------------
Units, end of period                      10,763
                                  ==============
Unit value, end of period $                12.82
Assets, end of period $                  138,004
Investment income ratio*                    0.00%
Total return, lowest to highest** 7.71% to 10.48%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                                High Yield Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          10,591     15,031     21,088     17,585      5,731
Units issued                         1,881      1,853      5,217     22,865     12,717
Units redeemed                      (2,087)    (6,293)   (11,274)   (19,362)      (863)
                                   -------    -------    -------    -------    -------
Units, end of period                10,385     10,591     15,031     21,088     17,585
                                   =======    =======    =======    =======    =======
Unit value, end of period $          13.59      12.31      11.88      10.69       8.59
Assets, end of period $            141,218    130,490    178,566    225,553    151,141
Investment income ratio*              6.77%      5.47%      5.11%      5.29%      6.26%
Total return, lowest to highest**    10.35%      3.69%     11.06%     24.41%     (6.87)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Income & Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 11,488     11,677      7,571      6,278        521
Units issued                                2,250      1,768      5,225      2,022      6,261
Units redeemed                               (997)    (1,957)    (1,119)      (729)      (504)
                                          -------    -------    -------     ------     ------
Units, end of period                       12,741     11,488     11,677      7,571      6,278
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 14.78      13.60      12.92      12.00       9.49
Assets, end of period $                   188,250    156,202    150,894     90,892     59,584
Investment income ratio*                     1.93%      1.60%      0.98%      1.85%      2.16%
Total return, lowest to highest**            8.66%      5.22%      7.65%     26.48%    (15.93)%

                                            Sub-Account
                                         ------------------
                                         International Core
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++^
                                         ------------------
Units, beginning of period                             --
Units issued                                           18
Units redeemed                                         (1)
                                          ---------------
Units, end of period                                   17
                                          ===============
Unit value, end of period $                         14.84
Assets, end of period $                               243
Investment income ratio*                             0.00%
Total return, lowest to highest**         12.48% to 24.81%

--------
++^ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                               Sub-Account
                                         --------------------------------------------------------
                                                    International Core Trust Series 1
                                         --------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 ^ Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------ ---------- ---------- ---------- ----------
Units, beginning of period                   6,260       6,294      8,503      8,214     13,999
Units issued                                 3,307       1,468      1,831      1,662      1,944
Units redeemed                                (559)     (1,502)    (4,040)    (1,373)    (7,729)
                                           -------      ------     ------     ------     ------
Units, end of period                         9,008       6,260      6,294      8,503      8,214
                                           =======      ======     ======     ======     ======
Unit value, end of period $                  14.02       11.24       9.69       8.39       6.44
Assets, end of period $                    126,337      70,365     61,015     71,313     52,879
Investment income ratio*                      0.57%       0.71%      0.66%      0.48%      0.51%
Total return, lowest to highest**            24.77%      15.94%     15.60%     30.27%    (21.69)%

--------
^  Fund renamed on May 1, 2006. Previously known as International Stock Trust.

                                                       Sub-Account
                                         -------------------------------------------
                                         International Equity Index Trust A Series 1
                                         -------------------------------------------
                                         Year Ended     Year Ended     Year Ended
                                         Dec. 31/06   Dec. 31/05 (h)  Dec. 31/04 ##
                                         ------------ --------------- --------------
Units, beginning of period                  5,918          2,431             --
Units issued                                1,015          3,675          2,492
Units redeemed                               (553)          (188)           (61)
                                          -------        -------         ------
Units, end of period                        6,380          5,918          2,431
                                          =======        =======         ======
Unit value, end of period $                 21.66          17.26          14.81
Assets, end of period $                   138,207        102,169         35,999
Investment income ratio*                     0.76%          0.58%          0.51%
Total return, lowest to highest**           25.48%         16.61%         18.44%

--------
(h) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         International Equity Index
                                              Trust B Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                 --
Units issued                                            2,503
Units redeemed                                         (1,820)
                                              ---------------
Units, end of period                                      683
                                              ===============
Unit value, end of period $                             41.18
Assets, end of period $                                28,112
Investment income ratio*                                 0.00%
Total return, lowest to highest**             15.34% to 27.11%

--------
++  Fund available in prior year but no activity.

                                                 Sub-Account
                                         ---------------------------
                                         International Opportunities
                                               Trust Series 0
                                         ---------------------------
                                                 Year Ended
                                                Dec. 31/06 ++
                                         ---------------------------
Units, beginning of period                                  --
Units issued                                             7,463
Units redeemed                                             (22)
                                               ---------------
Units, end of period                                     7,441
                                               ===============
Unit value, end of period $                              15.41
Assets, end of period $                                114,679
Investment income ratio*                                  0.00%
Total return, lowest to highest**              13.70% to 23.96%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ---------------------------
                                         International Opportunities
                                              Trust Series 1
                                         ---------------------------
                                         Year Ended    Year Ended
                                         Dec. 31/06   Dec. 31/05 ^^
                                         ------------ --------------
Units, beginning of period                    547            --
Units issued                                1,113           551
Units redeemed                               (128)           (4)
                                           ------         -----
Units, end of period                        1,532           547
                                           ======         =====
Unit value, end of period $                 19.23         15.53
Assets, end of period $                    29,465         8,493
Investment income ratio*                     0.47%         0.00%
Total return, lowest to highest**           23.84%        24.24%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                                         -----------------------
                                         International Small Cap
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                                --
Units issued                                           1,273
Units redeemed                                           (37)
                                             ---------------
Units, end of period                                   1,236
                                             ===============
Unit value, end of period $                            14.27
Assets, end of period $                               17,638
Investment income ratio*                                0.00%
Total return, lowest to highest**            13.15% to 27.73%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 International Small Cap Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  6,861      3,671      5,539      5,297      9,696
Units issued                                1,251      3,625      1,251      1,057        733
Units redeemed                             (1,057)      (435)    (3,119)      (815)    (5,132)
                                          -------    -------     ------     ------     ------
Units, end of period                        7,055      6,861      3,671      5,539      5,297
                                          =======    =======     ======     ======     ======
Unit value, end of period $                 19.36      15.16      13.77      11.37       7.34
Assets, end of period $                   136,582    103,993     50,538     62,981     38,874
Investment income ratio*                     1.06%      0.79%      0.09%      0.00%      0.00%
Total return, lowest to highest**           27.72%     10.10%     21.07%     54.95%    (16.73)%

                                             Sub-Account
                                         -------------------
                                         International Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of period                              --
Units issued                                         3,776
Units redeemed                                      (1,284)
                                           ---------------
Units, end of period                                 2,492
                                           ===============
Unit value, end of period $                          14.55
Assets, end of period $                             36,267
Investment income ratio*                              1.61%
Total return, lowest to highest**          17.67% to 29.61%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                   International Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 14,042      9,724      3,385      1,222        745
Units issued                                6,436      7,069      7,075      2,769      1,089
Units redeemed                             (1,773)    (2,751)      (736)      (606)      (612)
                                          -------    -------    -------     ------     ------
Units, end of period                       18,705     14,042      9,724      3,385      1,222
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 22.65      17.48      15.81      13.01       8.98
Assets, end of period $                   423,740    245,465    153,774     44,038     10,979
Investment income ratio*                     1.63%      0.86%      1.09%      0.69%      0.68%
Total return, lowest to highest**           29.60%     10.54%     21.55%     44.87%    (17.84)%

                                               Sub-Account
                                         -----------------------
                                         Investment Quality Bond
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                               --
Units issued                                          9,465
Units redeemed                                       (8,395)
                                              -------------
Units, end of period                                  1,070
                                              =============
Unit value, end of period $                           10.50
Assets, end of period $                              11,233
Investment income ratio*                               0.07%
Total return, lowest to highest**             3.64% to 4.76%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Investment Quality Bond Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 25,320     22,899     26,345     18,344      5,368
Units issued                                4,806      3,205      6,592     21,208     14,458
Units redeemed                             (3,479)      (784)   (10,038)   (13,207)    (1,482)
                                          -------    -------    -------    -------    -------
Units, end of period                       26,647     25,320     22,899     26,345     18,344
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 15.20      14.67      14.35      13.69      12.76
Assets, end of period $                   404,971    371,559    328,600    360,700    234,021
Investment income ratio*                     6.08%      5.46%      5.87%      4.53%      4.72%
Total return, lowest to highest**            3.57%      2.26%      4.81%      7.32%      9.94%

                                           Sub-Account
                                         ----------------
                                         Large Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                         Dec. 31/06 ++xx
                                         ----------------
Units, beginning of period                       --
Units issued                                      5
Units redeemed                                   (5)
                                              -----
Units, end of period                             --
                                              =====
Unit value, end of period $                   13.26
Assets, end of period $                          --
Investment income ratio*                       0.57%
Total return, lowest to highest**              2.31%

--------
++xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                      Large Cap Growth Trust Series 1
                                         ---------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 xx Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------- ---------- ---------- ---------- ----------
Units, beginning of period                   20,988      20,747     20,834     24,655     29,100
Units issued                                  1,894       5,642      8,615     27,739     23,497
Units redeemed                              (22,882)     (5,401)    (8,702)   (31,560)   (27,942)
                                            -------     -------    -------    -------    -------
Units, end of period                             --      20,988     20,747     20,834     24,655
                                            =======     =======    =======    =======    =======
Unit value, end of period $                    9.03        8.82       8.80       8.28       6.61
Assets, end of period $                          --     185,058    182,491    172,590    162,977
Investment income ratio*                       0.40%       0.74%      0.25%      0.26%      0.43%
Total return, lowest to highest**              2.38%       0.24%      6.18%     25.33%    (22.83)%

--------
xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

                                           Sub-Account
                                         ---------------
                                            Large Cap
                                         Trust Series 0
                                         ---------------
                                         Year Ended Dec.
                                            31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                           3
Units redeemed                                        (3)
                                         ---------------
Units, end of period                                  --
                                         ===============
Unit value, end of period $                        12.77
Assets, end of period $                               10
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.60% to 14.38%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                        Sub-Account
                                  ------------------------
                                  Large Cap Trust Series 1
                                  ------------------------
                                  Year Ended  Year Ended
                                  Dec. 31/06 Dec. 31/05 ^^
                                  ---------- -------------
Units, beginning of period             198          --
Units issued                           960         202
Units redeemed                         (26)         (4)
                                    ------       -----
Units, end of period                 1,132         198
                                    ======       =====
Unit value, end of period $          15.97       13.96
Assets, end of period $             18,073       2,765
Investment income ratio*              0.14%       0.00%
Total return, lowest to highest**    14.36%      11.70%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                    Sub-Account
                                  ---------------
                                  Large Cap Value
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                               19,377
Units redeemed                             (1,354)
                                  ---------------
Units, end of period                       18,023
                                  ===============
Unit value, end of period $                 13.43
Assets, end of period $                   242,139
Investment income ratio*                     0.19%
Total return, lowest to highest** 11.34% to 16.03%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                           Sub-Account
                                         -----------------------------------------------
                                                 Large Cap Value Trust Series 1
                                         -----------------------------------------------
                                         Year Ended Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ---------- ---------- ---------- --------------
Units, beginning of period                  3,943      4,272      2,868           --
Units issued                                6,387      4,868      1,737        2,893
Units redeemed                               (593)    (5,197)      (333)         (25)
                                          -------     ------     ------       ------
Units, end of period                        9,737      3,943      4,272        2,868
                                          =======     ======     ======       ======
Unit value, end of period $                 26.02      22.44      19.43        15.96
Assets, end of period $                   253,348     88,500     83,020       45,759
Investment income ratio*                     0.38%      0.00%      0.82%        0.00%
Total return, lowest to highest**           15.94%     15.48%     21.80%       27.65%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                             Sub-Account
                                         --------------------
                                         Lifestyle Aggressive
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++i
                                         --------------------
Units, beginning of period                              --
Units issued                                        15,635
Units redeemed                                      (1,437)
                                           ---------------
Units, end of period                                14,198
                                           ===============
Unit value, end of period $                          13.34
Assets, end of period $                            189,453
Investment income ratio*                              0.03%
Total return, lowest to highest**          10.16% to 15.48%

--------
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                     Lifestyle Aggressive Trust Series 1
                                         -----------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 i Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------ ---------- ---------- ---------- -------------
Units, beginning of period                   5,780       4,195      1,349      1,202          --
Units issued                                 9,617       2,974      3,203        325       2,474
Units redeemed                                (543)     (1,389)      (357)      (178)     (1,272)
                                           -------      ------     ------     ------      ------
Units, end of period                        14,854       5,780      4,195      1,349       1,202
                                           =======      ======     ======     ======      ======
Unit value, end of period $                  14.66       12.70      11.48       9.89        7.33
Assets, end of period $                    217,765      73,397     48,151     13,337       8,814
Investment income ratio*                      4.98%       1.49%      0.51%      0.41%       0.37%
Total return, lowest to highest**            15.45%      10.64%     16.06%     34.90%     (20.71)%

--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
++ Fund available in prior year but no activity.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Balanced
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ii
                                         ------------------
Units, beginning of period                             --
Units issued                                      143,814
Units redeemed                                     (6,028)
                                           --------------
Units, end of period                              137,786
                                           ==============
Unit value, end of period $                         12.37
Assets, end of period $                         1,704,547
Investment income ratio*                             0.66%
Total return, lowest to highest**          9.80% to 12.80%

--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
     Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         ------------------------------------------------------------
                                                      Lifestyle Balanced Trust Series 1
                                         ------------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 ii Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------- ---------- ---------- ---------- -------------
Units, beginning of period                   262,131     262,614     24,690     1,252          --
Units issued                                  12,412       6,625    243,586    24,089       1,392
Units redeemed                                (7,377)     (7,108)    (5,662)     (651)       (140)
                                           ---------   ---------  ---------   -------      ------
Units, end of period                         267,166     262,131    262,614    24,690       1,252
                                           =========   =========  =========   =======      ======
Unit value, end of period $                    16.54       14.67      13.73     12.09        9.76
Assets, end of period $                    4,418,080   3,845,203  3,604,203   298,594      12,212
Investment income ratio*                        5.33%       3.89%      2.78%     0.54%       0.55%
Total return, lowest to highest**              12.73%       6.88%     13.50%    23.97%      (9.95)%

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.
++  Fund available in prior year but no activity.

                                              Sub-Account
                                         ----------------------
                                         Lifestyle Conservative
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                            Dec. 31/06 ++iii
                                         ----------------------
Units, beginning of period                              --
Units issued                                         5,107
Units redeemed                                         (89)
                                             -------------
Units, end of period                                 5,018
                                             =============
Unit value, end of period $                          11.21
Assets, end of period $                             56,248
Investment income ratio*                              1.34%
Total return, lowest to highest**            7.10% to 8.44%

--------
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                            Sub-Account
                                         --------------------------------------------------
                                               Lifestyle Conservative Trust Series 1
                                         --------------------------------------------------
                                           Year Ended   Year Ended Year Ended  Year Ended
                                         Dec. 31/06 iii Dec. 31/05 Dec. 31/04 Dec. 31/03 ++
                                         -------------- ---------- ---------- -------------
Units, beginning of period                   20,917       17,371     12,746           --
Units issued                                  8,111        4,786      7,454       13,441
Units redeemed                               (7,880)      (1,240)    (2,829)        (695)
                                            -------      -------    -------      -------
Units, end of period                         21,148       20,917     17,371       12,746
                                            =======      =======    =======      =======
Unit value, end of period $                   15.83        14.60      14.19        13.07
Assets, end of period $                     334,795      305,372    246,488      166,561
Investment income ratio*                       4.36%        4.75%      2.74%        0.69%
Total return, lowest to highest**              8.43%        2.88%      8.60%       11.55%

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                         Lifestyle Growth
                                          Trust Series 0
                                         ----------------
                                         Year Ended Dec.
                                           31/06 ++ iv
                                         ----------------
Units, beginning of period                            --
Units issued                                     215,296
Units redeemed                                   (11,193)
                                          --------------
Units, end of period                             204,103
                                          ==============
Unit value, end of period $                        12.79
Assets, end of period $                        2,610,838
Investment income ratio*                            0.48%
Total return, lowest to highest**         9.70% to 13.58%

--------
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                      Lifestyle Growth Trust Series 1
                                         ---------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 iv Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------- ---------- ---------- ---------- ----------
Units, beginning of period                    82,918      29,479     8,740      5,150      5,603
Units issued                                  36,718      61,289    21,893      4,394      5,434
Units redeemed                                (1,655)     (7,850)   (1,154)      (804)    (5,887)
                                           ---------   ---------   -------     ------     ------
Units, end of period                         117,981      82,918    29,479      8,740      5,150
                                           =========   =========   =======     ======     ======
Unit value, end of period $                    15.58       13.73     12.63      11.02       8.51
Assets, end of period $                    1,838,058   1,138,146   372,374     96,340     43,822
Investment income ratio*                        5.50%       1.73%     1.12%      1.04%      2.28%
Total return, lowest to highest**              13.50%       8.66%    14.59%     29.56%    (15.85)%

--------
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Moderate
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++v
                                         ------------------
Units, beginning of period                             --
Units issued                                        9,210
Units redeemed                                       (318)
                                           --------------
Units, end of period                                8,892
                                           ==============
Unit value, end of period $                         11.71
Assets, end of period $                           104,101
Investment income ratio*                             0.82%
Total return, lowest to highest**          8.31% to 10.49%

--------
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                      Lifestyle Moderate Trust Series 1
                                         -----------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 v Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------ ---------- ---------- ---------- -------------
Units, beginning of period                  41,768      37,194        415       210           --
Units issued                                 1,240       9,679     36,972       221          223
Units redeemed                              (1,142)     (5,105)      (193)      (16)         (13)
                                           -------     -------    -------     -----        -----
Units, end of period                        41,866      41,768     37,194       415          210
                                           =======     =======    =======     =====        =====
Unit value, end of period $                  15.86       14.36      13.79     12.42        10.54
Assets, end of period $                    663,962     599,926    512,934     5,151        2,218
Investment income ratio*                      4.62%       3.84%      0.31%     2.51%        1.73%
Total return, lowest to highest**            10.42%       4.15%     11.04%    17.83%       (4.04)%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.
++  Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                            Managed
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                         6
Units redeemed                                      (2)
                                         -------------
Units, end of period                                 4
                                         =============
Unit value, end of period $                      56.17
Assets, end of period $                            256
Investment income ratio*                          0.00%
Total return, lowest to highest**        7.48% to 8.49%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Mid Cap Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++x
                                         --------------
Units, beginning of period                          --
Units issued                                        55
Units redeemed                                     (55)
                                         -------------
Units, end of period                                --
                                         =============
value, end of period $                           11.84
Assets, end of period $                             --
Investment income ratio*                          4.38%
return, lowest to highest**              5.83% to 9.05%

--------
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on December 4, 2006. Fund available in prior year but no activity.

                                                            Sub-Account
                                         -------------------------------------------------
                                                    Mid Cap Core Trust Series 1
                                         -------------------------------------------------
                                          Year Ended  Year Ended Year Ended   Year Ended
                                         Dec. 31/06 x Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ------------ ---------- ---------- --------------
Units, beginning of period                    470         525        425           --
Units issued                                  110          43        397          466
Units redeemed                               (580)        (98)      (297)         (41)
                                            -----       -----      -----        -----
Units, end of period                           --         470        525          425
                                            =====       =====      =====        =====
Unit value, end of period $                 20.26       18.59      17.51        15.32
Assets, end of period $                        --       8,747      9,194        6,514
Investment income ratio*                     1.50%       0.00%      0.00%        0.00%
Total return, lowest to highest**            8.97%       6.18%     14.31%       22.56%

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                         Mid Cap Index
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                    26,995
Units redeemed                                  (3,351)
                                         -------------
Units, end of period                            23,644
                                         =============
Unit value, end of period $                      13.97
Assets, end of period $                        330,235
Investment income ratio*                          0.00%
Total return, lowest to highest**        5.84% to 9.74%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  6,882      7,308      6,580      4,729      2,395
Units issued                                1,137        772      2,332      2,485      3,555
Units redeemed                             (2,061)    (1,198)    (1,604)      (634)    (1,221)
                                          -------    -------    -------     ------     ------
Units, end of period                        5,958      6,882      7,308      6,580      4,729
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 21.39      19.49      17.40      15.02      11.17
Assets, end of period $                   127,416    134,160    127,175     98,861     52,805
Investment income ratio*                     0.60%      0.51%      0.40%      0.00%      0.58%
Total return, lowest to highest**            9.72%     12.02%     15.83%     34.56%    (15.16%)

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                         Mid Cap Stock
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                      2,052
Units redeemed                                     (628)
                                         --------------
Units, end of period                              1,424
                                         ==============
Unit value, end of period $                       39.87
Assets, end of period $                          56,755
Investment income ratio*                           0.00%
Total return, lowest to highest**        8.69% to 13.66%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Stock Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 16,350     12,772      9,217      3,507      2,429
Units issued                                3,063      6,339      5,182      6,796      1,590
Units redeemed                             (3,115)    (2,761)    (1,627)    (1,086)      (512)
                                          -------    -------    -------    -------     ------
Units, end of period                       16,298     16,350     12,772      9,217      3,507
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 18.38      16.19      14.13      11.87       8.34
Assets, end of period $                   299,587    264,686    180,462    109,402     29,246
Investment income ratio*                     0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**           13.55%     14.57%     19.04%     42.33%    (22.56)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                          Mid Cap Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       1,468
Units redeemed                                       (16)
                                         ---------------
Units, end of period                               1,452
                                         ===============
Unit value, end of period $                        12.67
Assets, end of period $                           18,388
Investment income ratio*                            0.01%
Total return, lowest to highest**        11.71% to 12.30%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 12,015      9,740      6,181      4,035        264
Units issued                                2,715      4,457      4,382      3,223      4,069
Units redeemed                             (1,426)    (2,182)      (823)    (1,077)      (298)
                                          -------    -------    -------     ------     ------
Units, end of period                       13,304     12,015      9,740      6,181      4,035
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 22.26      19.83      18.36      14.75      11.77
Assets, end of period $                   296,130    238,230    178,816     91,171     47,482
Investment income ratio*                     0.65%      0.39%      0.50%      0.33%      0.00%
Total return, lowest to highest**           12.27%      8.00%     24.46%     25.36%    (10.11%)

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                            Mid Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         186
Units redeemed                                       (27)
                                         ---------------
Units, end of period                                 159
                                         ===============
Unit value, end of period $                        21.60
Assets, end of period $                            3,438
Investment income ratio*                            0.00%
Total return, lowest to highest**        14.99% to 20.34%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                           Money Market
                                         Trust B Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                    570,396
Units redeemed                                 (518,508)
                                          -------------
Units, end of period                             51,888
                                          =============
Unit value, end of period $                       16.12
Assets, end of period $                         836,632
Investment income ratio*                           3.67%
Total return, lowest to highest**         3.05% to 4.70%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Money Market Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 280,201    189,654    185,160    178,513     64,557
Units issued                                72,876    134,353    464,096    121,129    191,003
Units redeemed                            (193,018)   (43,806)  (459,602)  (114,482)   (77,047)
                                         ---------  ---------  ---------  ---------  ---------
Units, end of period                       160,059    280,201    189,654    185,160    178,513
                                         =========  =========  =========  =========  =========
Unit value, end of period $                  12.61      12.08      11.76      11.67      11.60
Assets, end of period $                  2,018,882  3,384,034  2,231,134  2,160,560  2,070,945
Investment income ratio*                      4.35%      2.68%      0.76%      0.58%      1.18%
Total return, lowest to highest**             4.45%      2.67%      0.76%      0.58%      1.18%

                                            Sub-Account
                                         -----------------
                                         Natural Resources
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                           Dec. 31/06 ++
                                         -----------------
Units, beginning of period                            --
Units issued                                       2,899
Units redeemed                                    (1,146)
                                          --------------
Units, end of period                               1,753
                                          ==============
Unit value, end of period $                        16.92
Assets, end of period $                           29,662
Investment income ratio*                            0.46%
Total return, lowest to highest**         9.31% to 22.32%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                          Natural Resources Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ++
                                         ---------- ---------- -------------
Units, beginning of period                  3,679        563          --
Units issued                                3,138      4,918         578
Units redeemed                             (2,089)    (1,802)        (15)
                                          -------    -------      ------
Units, end of period                        4,728      3,679         563
                                          =======    =======      ======
Unit value, end of period $                 40.16      32.84       22.38
Assets, end of period $                   189,869    120,819      12,594
Investment income ratio*                     0.43%      0.00%       0.01%
Total return, lowest to highest**           22.29%     46.78%      24.31%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Overseas Equity
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         318
Units redeemed                                        (1)
                                         ---------------
Units, end of period                                 317
                                         ===============
Unit value, end of period $                        19.04
Assets, end of period $                            6,048
Investment income ratio*                            0.00%
Total return, lowest to highest**        11.40% to 19.76%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Pacific Rim
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                      2,161
Units redeemed                                   (1,678)
                                         --------------
Units, end of period                                483
                                         ==============
Unit value, end of period $                       14.10
Assets, end of period $                           6,815
Investment income ratio*                           0.00%
Total return, lowest to highest**        2.51% to 11.22%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                       Pacific Rim Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  5,783        698     1,575       1,138         77
Units issued                                5,280      5,229        84         800      1,100
Units redeemed                               (380)      (144)     (961)       (363)       (39)
                                          -------    -------     -----      ------     ------
Units, end of period                       10,683      5,783       698       1,575      1,138
                                          =======    =======     =====      ======     ======
Unit value, end of period $                 19.55      17.60     14.00       11.98       8.51
Assets, end of period $                   208,854    101,817     9,774      18,867      9,682
Investment income ratio*                     0.83%      0.21%     0.71%       0.11%      0.04%
Total return, lowest to highest**           11.05%     25.75%    16.89%      40.70%    (12.53)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                         Quantitative All Cap Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ##
                                         ---------- ---------- -------------
Units, beginning of period                  1,203          2          --
Units issued                                  571      1,202           3
Units redeemed                               (109)        (1)         (1)
                                           ------     ------       -----
Units, end of period                        1,665      1,203           2
                                           ======     ======       =====
Unit value, end of period $                 22.36      19.42       17.88
Assets, end of period $                    37,245     23,366          42
Investment income ratio*                     1.14%     25.57%       0.74%
Total return, lowest to highest**           15.17%      8.58%      14.91%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                    Quantitative Mid Cap Trust Series 1
                                         ---------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ---------- ---------- ---------- ---------- -------------
Units, beginning of period                  5,772      1,498        470         1           --
Units issued                                1,554      4,504      1,086       551            8
Units redeemed                               (202)      (230)       (58)      (82)          (7)
                                          -------     ------     ------     -----       ------
Units, end of period                        7,124      5,772      1,498       470            1
                                          =======     ======     ======     =====       ======
Unit value, end of period $                 15.28      14.68      12.92     10.93         7.89
Assets, end of period $                   108,859     84,728     19,350     5,133            5
Investment income ratio*                     0.00%      0.00%      0.00%     0.00%        0.00%
Total return, lowest to highest**            4.09%     13.62%     18.21%    38.53%      (22.65)%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                            Sub-Account
                                         ------------------
                                         Quantitative Value
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++
                                         ------------------
Units, beginning of period                             --
Units issued                                          383
Units redeemed                                         --
                                          ---------------
Units, end of period                                  383
                                          ===============
Unit value, end of period $                         13.61
Assets, end of period $                             5,208
Investment income ratio*                             0.00%
Total return, lowest to highest**         17.56% to 21.36%

--------
++  Fund available in prior year but no activity.

                                              Sub-Account
                                         ----------------------
                                         Real Estate Securities
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                             Dec. 31/06 ++
                                         ----------------------
Units, beginning of period                               --
Units issued                                          2,804
Units redeemed                                         (952)
                                            ---------------
Units, end of period                                  1,852
                                            ===============
Unit value, end of period $                           95.27
Assets, end of period $                             176,507
Investment income ratio*                               0.50%
Total return, lowest to highest**           30.03% to 38.17%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Real Estate Securities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 13,302     11,870     10,506      9,703        561
Units issued                                1,344      3,175      2,018      1,436      9,389
Units redeemed                             (1,317)    (1,743)      (654)      (633)      (247)
                                          -------    -------    -------    -------    -------
Units, end of period                       13,329     13,302     11,870     10,506      9,703
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 34.54      25.01      22.36      16.94      12.17
Assets, end of period $                   460,421    332,703    265,430    177,934    118,093
Investment income ratio*                     1.76%      1.82%      2.24%      2.59%      3.30%
Total return, lowest to highest**           38.10%     11.85%     32.04%     39.14%      2.58%

                                           Sub-Account
                                         ----------------
                                         Real Return Bond
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                      5,831
Units redeemed                                       --
                                          -------------
Units, end of period                              5,831
                                          =============
Unit value, end of period $                       10.01
Assets, end of period $                          58,338
Investment income ratio*                           0.00%
Total return, lowest to highest**         0.43% to 1.65%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                           Real Return Bond Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ++
                                         ---------- ---------- -------------
Units, beginning of period                    506       476           --
Units issued                                  257        57          515
Units redeemed                                (43)      (27)         (39)
                                           ------     -----        -----
Units, end of period                          720       506          476
                                           ======     =====        =====
Unit value, end of period $                 14.56     14.50        14.30
Assets, end of period $                    10,499     7,342        6,804
Investment income ratio*                     2.40%     0.00%        0.00%
Total return, lowest to highest**            0.39%     1.43%        9.07%

--------
++  Fund available in prior year but no activity.

                                             Sub-Account
                                         --------------------
                                         Science & Technology
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                             --
Units issued                                        9,471
Units redeemed                                        (35)
                                            -------------
Units, end of period                                9,436
                                            =============
Unit value, end of period $                         11.90
Assets, end of period $                           112,341
Investment income ratio*                             0.00%
Total return, lowest to highest**           5.60% to 8.36%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                  Science & Technology Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 31,228     31,376     28,158     18,018     17,279
Units issued                               22,753      5,025     10,282     13,615      7,923
Units redeemed                            (10,564)    (5,173)    (7,064)    (3,475)    (7,184)
                                          -------    -------    -------    -------     ------
Units, end of period                       43,417     31,228     31,376     28,158     18,018
                                          =======    =======    =======    =======     ======
Unit value, end of period $                  7.16       6.79       6.65       6.59       4.38
Assets, end of period $                   311,002    211,989    208,647    185,631     78,981
Investment income ratio*                     0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**            5.52%      2.09%      0.86%     50.37%    (40.76)%

                                           Sub-Account
                                         ---------------
                                         Short-Term Bond
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                           --
Units issued                                        198
Units redeemed                                       --
                                         --------------
Units, end of period                                198
                                         ==============
Unit value, end of period $              18.45 to 18.45
Assets, end of period $                           3,643
Investment income ratio*                           0.00%
Total return, lowest to highest**         3.60% to 4.55%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ----------------
                                         Small Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                            --
Units issued                                          61
Units redeemed                                       (14)
                                          --------------
Units, end of period                                  47
                                          ==============
Unit value, end of period $                        17.19
Assets, end of period $                              808
Investment income ratio*                            0.00%
Total return, lowest to highest**         5.68% to 13.47%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Small Cap Index
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                           --
Units issued                                     11,898
Units redeemed                                   (3,187)
                                         --------------
Units, end of period                              8,711
                                         ==============
Unit value, end of period $                       15.48
Assets, end of period $                         134,855
Investment income ratio*                           0.00%
Total return, lowest to highest**        9.41% to 17.64%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Small Cap Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  7,525      8,085      5,923      3,031        781
Units issued                                2,003      1,086      2,774      3,398      3,616
Units redeemed                             (2,248)    (1,646)      (612)      (506)    (1,366)
                                          -------    -------    -------     ------     ------
Units, end of period                        7,280      7,525      8,085      5,923      3,031
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 19.50      16.58      15.96      13.60       9.33
Assets, end of period $                   141,914    124,730    129,001     80,546     28,276
Investment income ratio*                     0.48%      0.50%      0.29%      0.00%      1.13%
Total return, lowest to highest**           17.62%      3.89%     17.33%     45.79%    (21.47)%

                                               Sub-Account
                                         -----------------------
                                         Small Cap Opportunities
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                               --
Units issued                                          8,922
Units redeemed                                          (16)
                                             --------------
Units, end of period                                  8,906
                                             ==============
Unit value, end of period $                           12.85
Assets, end of period $                             114,450
Investment income ratio*                               0.00%
Total return, lowest to highest**            4.03% to 10.47%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         --------------------------------------
                                         Small Cap Opportunities Trust Series 1
                                         --------------------------------------
                                         Year Ended  Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05  Dec. 31/04 ++
                                         ----------- ----------- --------------
Units, beginning of period                  3,110         116           --
Units issued                                  806       3,145          131
Units redeemed                               (236)       (151)         (15)
                                           ------      ------        -----
Units, end of period                        3,680       3,110          116
                                           ======      ======        =====
Unit value, end of period $                 26.20       23.72        22.01
Assets, end of period $                    96,430      73,778        2,557
Investment income ratio*                     0.69%       0.00%        0.00%
Total return, lowest to highest**           10.45%       7.77%       25.78%

--------
++  Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                           Small Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                       267
Units redeemed                                     (14)
                                         -------------
Units, end of period                               253
                                         =============
Unit value, end of period $                      12.32
Assets, end of period $                          3,117
Investment income ratio*                          0.00%
Total return, lowest to highest**        6.07% to 7.62%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                         Small Cap Trust Series 1
                                         ------------------------
                                         Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ^^
                                         ---------- -------------
Units, beginning of period                    58           --
Units issued                                 466           59
Units redeemed                               (16)          (1)
                                           -----        -----
Units, end of period                         508           58
                                           =====        =====
Unit value, end of period $                15.38        14.30
Assets, end of period $                    7,820          834
Investment income ratio*                    0.00%        0.00%
Total return, lowest to highest**           7.55%       14.40%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Small Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         934
Units redeemed                                        (2)
                                         ---------------
Units, end of period                                 932
                                         ===============
Unit value, end of period $                        35.44
Assets, end of period $                           33,041
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.65% to 19.32%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                              Small Company
                                              Trust Series 1
                                         ------------------------
                                         Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ^^
                                         ---------- -------------
Units, beginning of period                      4          --
Units issued                                  946           7
Units redeemed                                (43)         (3)
                                           ------       -----
Units, end of period                          907           4
                                           ======       =====
Unit value, end of period $                 17.09       16.18
Assets, end of period $                    15,507          71
Investment income ratio*                     0.00%       0.00%
Total return, lowest to highest**            5.60%       6.32%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                         -------------------
                                         Small Company Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of period                             --
Units issued                                        3,801
Units redeemed                                     (1,821)
                                           --------------
Units, end of period                                1,980
                                           ==============
Unit value, end of period $                         13.41
Assets, end of period $                            26,542
Investment income ratio*                             0.00%
Total return, lowest to highest**          5.55% to 15.50%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                   Small Company Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 21,737     21,728     16,417     14,054      8,232
Units issued                                2,786      6,661      6,333      3,851     11,127
Units redeemed                             (4,073)    (6,652)    (1,022)    (1,488)    (5,305)
                                          -------    -------    -------    -------    -------
Units, end of period                       20,450     21,737     21,728     16,417     14,054
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 23.56      20.41      19.07      15.23      11.40
Assets, end of period $                   481,732    443,639    414,315    250,055    160,148
Investment income ratio*                     0.07%      0.25%      0.15%      0.40%      0.26%
Total return, lowest to highest**           15.42%      7.04%     25.20%     33.66%     (5.93)%

                                          Sub-Account
                                         --------------
                                         Special Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                         10
Units redeemed                                       (3)
                                         --------------
Units, end of period                                  7
                                         ==============
Unit value, end of period $                       12.44
Assets, end of period $                              90
Investment income ratio*                           0.00%
Total return, lowest to highest**        5.81% to 10.88%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                           Sub-Account
                                         -----------------------------------------------
                                                  Special Value Trust Series 1
                                         -----------------------------------------------
                                         Year Ended Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ---------- ---------- ---------- --------------
Units, beginning of period                    751        356       130           --
Units issued                                  147        430       261          140
Units redeemed                               (210)       (35)      (35)         (10)
                                           ------     ------     -----        -----
Units, end of period                          688        751       356          130
                                           ======     ======     =====        =====
Unit value, end of period $                 22.25      20.08     19.01        15.82
Assets, end of period $                    15,318     15,085     6,767        2,051
Investment income ratio*                     0.03%      0.00%     0.00%        0.00%
Total return, lowest to highest**           10.84%      5.61%    20.18%       26.56%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                          Sub-Account
                                         --------------
                                         Strategic Bond
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                       244
Units redeemed                                     (18)
                                         -------------
Units, end of period                               226
                                         =============
Unit value, end of period $                      10.99
Assets, end of period $                          2,487
Investment income ratio*                          0.00%
Total return, lowest to highest**        7.05% to 7.25%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Strategic Bond Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 17,099     12,259     19,097     12,505     27,510
Units issued                                3,827      6,199      3,903      8,888      1,544
Units redeemed                             (4,969)    (1,359)   (10,741)    (2,296)   (16,549)
                                          -------    -------    -------    -------    -------
Units, end of period                       15,957     17,099     12,259     19,097     12,505
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 16.83      15.72      15.30      14.35      12.68
Assets, end of period $                   268,472    268,725    187,609    273,992    158,608
Investment income ratio*                     6.21%      2.67%      3.18%      3.49%      8.90%
Total return, lowest to highest**            7.06%      2.70%      6.67%     13.11%      8.96%

                                           Sub-Account
                                         ----------------
                                         Strategic Income
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                         12
Units redeemed                                       (1)
                                          -------------
Units, end of period                                 11
                                          =============
Unit value, end of period $                       10.70
Assets, end of period $                             111
Investment income ratio*                          10.39%
Total return, lowest to highest**         2.73% to 4.08%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -------------------------------
                                         Strategic Income Trust Series 1
                                         -------------------------------
                                         Year Ended        Year Ended
                                         Dec. 31/06       Dec. 31/05 ^^
                                         ------------ ------------------
Units, beginning of period                    547              --
Units issued                                1,858             549
Units redeemed                                (76)             (2)
                                           ------           -----
Units, end of period                        2,329             547
                                           ======           =====
Unit value, end of period $                 14.48           13.93
Assets, end of period $                    33,725           7,623
Investment income ratio*                     3.76%          71.07%
Total return, lowest to highest**            3.97%           2.28%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Strategic Opportunities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,724     22,947     25,730     20,172     19,278
Units issued                                3,082      3,493      7,213      7,878      9,797
Units redeemed                             (4,849)    (6,716)    (9,996)    (2,320)    (8,903)
                                          -------    -------    -------    -------    -------
Units, end of period                       17,957     19,724     22,947     25,730     20,172
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 10.56       9.41       8.58       7.64       6.07
Assets, end of period $                   189,585    185,673    196,867    196,542    122,446
Investment income ratio*                     0.01%      0.44%      0.08%      0.00%      0.00%
Total return, lowest to highest**           12.15%      9.74%     12.31%     25.83%    (38.77)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                            Sub-Account
                                         -----------------
                                          Strategic Value
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                         Dec. 31/06 ++ xxx
                                         -----------------
Units, beginning of period                            --
Units issued                                           3
Units redeemed                                        (3)
                                          --------------
Units, end of period                                  --
                                          ==============
Unit value, end of period $                        11.74
Assets, end of period $                               --
Investment income ratio*                            9.69%
Total return, lowest to highest**         9.16% to 11.71%

--------
++xxx Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006. Fund available in prior year but no activity.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                                       Strategic Value Trust Series 1
                                         ----------------------------------------------------------
                                           Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 xxx Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         -------------- ---------- ---------- ---------- ----------
Units, beginning of period                    2,091        1,052        846       611          90
Units issued                                    575        1,156        333       578         667
Units redeemed                               (2,666)        (117)      (127)     (343)       (146)
                                             ------       ------     ------     -----      ------
Units, end of period                             --        2,091      1,052       846         611
                                             ======       ======     ======     =====      ======
Unit value, end of period $                   13.17        11.80      11.84     10.03        7.79
Assets, end of period $                          --       24,679     12,448     8,487       4,758
Investment income ratio*                       3.05%        0.70%      0.34%     0.02%       0.00%
Total return, lowest to highest**             11.62%       (0.30)%    17.98%    28.77%     (27.20)%

--------
xxx Terminated as an investment option and funds transferred to Large Cap Value
    Trust on December 4, 2006.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Total Return
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                     9,738
Units redeemed                                     (11)
                                         -------------
Units, end of period                             9,727
                                         =============
Unit value, end of period $                      11.39
Assets, end of period $                        110,819
Investment income ratio*                          0.00%
Total return, lowest to highest**        3.67% to 4.15%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Total Return Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,031     15,097     18,923     15,105      5,178
Units issued                                5,551      5,524      4,332      5,867     10,898
Units redeemed                             (2,653)    (1,590)    (8,158)    (2,049)      (971)
                                          -------    -------    -------    -------    -------
Units, end of period                       21,929     19,031     15,097     18,923     15,105
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 19.04      18.37      17.93      17.08      16.27
Assets, end of period $                   417,436    349,701    270,713    323,303    245,736
Investment income ratio*                     3.09%      2.26%      3.90%      2.43%      2.44%
Total return, lowest to highest**            3.60%      2.48%      4.96%      5.01%      9.52%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                         Total Stock Market Index
                                              Trust Series 0
                                         ------------------------
                                                Year Ended
                                              Dec. 31/06 ++
                                         ------------------------
Units, beginning of period                                --
Units issued                                           2,623
Units redeemed                                        (2,574)
                                             ---------------
Units, end of period                                      49
                                             ===============
Unit value, end of period $                            46.25
Assets, end of period $                                2,305
Investment income ratio*                                0.00%
Total return, lowest to highest**            12.21% to 15.33%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                Total Stock Market Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 13,380     12,766     10,326      6,973      1,864
Units issued                                1,665      2,486      2,913      3,839      5,698
Units redeemed                             (7,527)    (1,872)      (473)      (486)      (589)
                                          -------    -------    -------    -------     ------
Units, end of period                        7,518     13,380     12,766     10,326      6,973
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 13.94      12.09      11.44      10.24       7.84
Assets, end of period $                   104,768    161,733    146,010    105,687     54,673
Investment income ratio*                     0.90%      1.05%      0.57%      0.00%      1.12%
Total return, lowest to highest**           15.29%      5.70%     11.73%     30.55%    (21.29)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                           U.S. Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                         19
Units redeemed                                       (9)
                                         --------------
Units, end of period                                 10
                                         ==============
Unit value, end of period $                       11.49
Assets, end of period $                             111
Investment income ratio*                           0.15%
Total return, lowest to highest**        9.26% to 10.74%

--------
++  Fund available in prior year but no activity.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                                          U.S. Core Trust Series 1
                                         ----------------------------------------------------------
                                           Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 (j) Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         -------------- ---------- ---------- ---------- ----------
Units, beginning of period                   51,833       54,972     66,744     62,157     48,091
Units issued                                  5,763        4,715      6,641     11,273     46,527
Units redeemed                               (4,900)      (7,854)   (18,413)    (6,686)   (32,461)
                                            -------      -------    -------    -------    -------
Units, end of period                         52,696       51,833     54,972     66,744     62,157
                                            =======      =======    =======    =======    =======
Unit value, end of period $                   10.71         9.81       9.61       9.00       7.11
Assets, end of period $                     564,068      508,201    528,253    600,702    441,927
Investment income ratio*                       1.20%        1.37%      0.83%      0.93%      0.57%
Total return, lowest to highest**              9.17%        2.03%      6.77%     26.59%    (24.33)%

--------
(j) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         U.S. Global Leaders Growth
                                               Trust Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                --
Units issued                                              59
Units redeemed                                           (10)
                                               -------------
Units, end of period                                      49
                                               =============
Unit value, end of period $                            11.10
Assets, end of period $                                  542
Investment income ratio*                                0.00%
Total return, lowest to highest**              1.81% to 6.90%

--------
++  Fund available in prior year but no activity.

                                               Sub-Account
                                         --------------------------
                                         U.S. Global Leaders Growth
                                              Trust Series 1
                                         --------------------------
                                         Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05 ^^
                                         ----------- --------------
Units, beginning of period                    753           --
Units issued                                2,599          979
Units redeemed                             (1,243)        (226)
                                           ------       ------
Units, end of period                        2,109          753
                                           ======       ======
Unit value, end of period $                 13.58        13.34
Assets, end of period $                    28,655       10,050
Investment income ratio*                     0.00%        0.21%
Total return, lowest to highest**            1.81%        0.87%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         U.S. Government Securities
                                               Trust Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                --
Units issued                                          16,342
Units redeemed                                        (8,141)
                                               -------------
Units, end of period                                   8,201
                                               =============
Unit value, end of period $                            12.24
Assets, end of period $                              100,361
Investment income ratio*                                0.00%
Total return, lowest to highest**              4.39% to 4.74%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                               U.S. Government Securities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 35,208     30,248     34,492     26,203     12,983
Units issued                               11,430      9,760     11,561     12,842     15,867
Units redeemed                             (8,300)    (4,800)   (15,805)    (4,553)    (2,647)
                                          -------    -------    -------    -------    -------
Units, end of period                       38,338     35,208     30,248     34,492     26,203
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 14.24      13.64      13.43      13.05      12.83
Assets, end of period $                   545,946    480,306    406,225    450,219    336,205
Investment income ratio*                     5.05%      1.62%      1.90%      2.94%      3.35%
Total return, lowest to highest**            4.39%      1.58%      2.88%      1.73%      7.99%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                             --
Units issued                                       17,899
Units redeemed                                     (8,947)
                                            -------------
Units, end of period                                8,952
                                            =============
Unit value, end of period $                         11.42
Assets, end of period $                           102,207
Investment income ratio*                             0.00%
Total return, lowest to highest**           6.52% to 9.60%

--------
++  Fund available in prior year but no activity.

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 1
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                          --
Units issued                                     1,115
Units redeemed                                     (15)
                                                ------
Units, end of period                             1,100
                                                ======
Unit value, end of period $                      14.25
Assets, end of period $                         15,680
Investment income ratio*                          0.00%
Total return, lowest to highest**                 9.57%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                         U.S. Large Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                     20,456
Units redeemed                                      (15)
                                         --------------
Units, end of period                             20,441
                                         ==============
Unit value, end of period $                       12.41
Assets, end of period $                         253,599
Investment income ratio*                           0.00%
Total return, lowest to highest**        7.78% to 10.68%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     U.S. Large Cap Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,526     19,069      9,388      5,165      2,818
Units issued                                3,532      4,083     11,081      5,729      3,225
Units redeemed                             (1,987)    (3,626)    (1,400)    (1,506)      (878)
                                          -------    -------    -------    -------     ------
Units, end of period                       21,071     19,526     19,069      9,388      5,165
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 16.89      15.26      14.43      13.19       9.62
Assets, end of period $                   355,928    298,078    275,100    123,810     49,694
Investment income ratio*                     0.54%      0.41%      0.22%      0.31%      0.25%
Total return, lowest to highest**           10.66%      5.81%      9.39%     37.06%    (25.18)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                            Utilities
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       4,217
Units redeemed                                    (1,271)
                                         ---------------
Units, end of period                               2,946
                                         ===============
Unit value, end of period $                        15.17
Assets, end of period $                           44,689
Investment income ratio*                            1.33%
Total return, lowest to highest**        25.74% to 31.06%

--------
++  Fund available in prior year but no activity.

                                                          Sub-Account
                                         ----------------------------------------------
                                                    Utilities Trust Series 1
                                         ----------------------------------------------
                                         Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ++
                                         ---------- ---------- ---------- -------------
Units, beginning of period                  2,818      1,035        602          --
Units issued                                2,381      1,879        479         626
Units redeemed                               (220)       (96)       (46)        (24)
                                           ------     ------     ------       -----
Units, end of period                        4,979      2,818      1,035         602
                                           ======     ======     ======       =====
Unit value, end of period $                 19.04      14.54      12.44        9.61
Assets, end of period $                    94,806     40,963     12,883       5,786
Investment income ratio*                     2.39%      0.52%      1.09%       0.00%
Total return, lowest to highest**           31.00%     16.82%     29.42%      34.54%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                              Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       2,006
Units redeemed                                    (1,780)
                                         ---------------
Units, end of period                                 226
                                         ===============
Unit value, end of period $                        13.90
Assets, end of period $                            3,141
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.77% to 21.03%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                          Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 15,540     16,069     14,870     10,345      6,187
Units issued                                3,113      2,110      5,425      5,715      5,628
Units redeemed                             (2,608)    (2,639)    (4,226)    (1,190)    (1,470)
                                          -------    -------    -------    -------     ------
Units, end of period                       16,045     15,540     16,069     14,870     10,345
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 20.40      16.85      14.97      13.00       9.37
Assets, end of period $                   327,277    261,861    240,568    193,282     96,909
Investment income ratio*                     0.37%      0.60%      0.53%      1.06%      0.71%
Total return, lowest to highest**           21.05%     12.56%     15.18%     38.75%    (22.80)%

      John Hancock Life Insurance Company of New York Separate Account B

--------
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                               Dividend Income  Capital Gain
                                                                 Distribution   Distribution       Total
                                                             ----------------- -------------- ---------------
Sub-account                                                   2006     2005     2006   2005    2006    2005
-----------                                                   ------   ------  ------ ------- ------- -------
500 Index Trust B Series 0                                   $  224       --       -- $   224 $   224 $   224
500 Index Trust Series 1                                      6,374    9,933       --      --   6,374   9,933
Active Bond Trust Series 0                                       --       --       --      --      --      --
Active Bond Trust Series 1                                    9,041       --       --     684   9,041     684
Aggressive Growth Trust Series 1                                 --       --       --      --      --      --
All Asset Portfolio Series 1                                    921       --       49      --     970      --
All Cap Core Trust Series 1                                     849    1,031       --      --     849   1,031
All Cap Growth Trust Series 0                                    --       --       --      --      --      --
All Cap Growth Trust Series 1                                    --       --       --      --      --      --
All Cap Value Trust Series 0                                     --       --       --      --      --      --
All Cap Value Trust Series 1                                  1,336      616   29,785   4,323  31,121   4,939
American Blue Chip Income and Growth Trust Series 1              88       21      270     761     358     782
American Bond Trust Series 1                                     --       --       --      --      --      --
American Growth Trust Series 1                                  529       --    1,121      23   1,650      23
American Growth-Income Trust Series 1                         7,821    2,118      837     650   8,658   2,768
American International Trust Series 1                         1,798      218    2,064   2,342   3,862   2,560
Blue Chip Growth Trust Series 0                                   2       --       --      --       2      --
Blue Chip Growth Trust Series 1                               1,236    2,236       --      --   1,236   2,236
Bond Index Trust B Series 0                                      --       --       --      --      --      --
Capital Appreciation Trust Series 0                              --       --       --      --      --      --
Capital Appreciation Trust Series 1                              --       --    1,602      --   1,602      --
Classic Value Trust Series 0                                    108       --      174      --     282      --
Classic Value Trust Series 1                                     17        2       32      16      49      18
Core Bond Trust Series 1                                         --       --       --      --      --      --
Core Equity Trust Series 0                                       --       --       --      --      --      --
Diversified Bond Trust Series 1                                  --   10,822       --   1,419      --  12,241
Dynamic Growth Trust Series 1                                    --       --       --      --      --      --
Emerging Growth Trust Series 0                                   --       --       16      --      16      --
Emerging Growth Trust Series 1                                   --       --    5,452      --   5,452      --
Emerging Small Company Trust Series 0                            --       --        1      --       1      --
Emerging Small Company Trust Series 1                            --       --    3,071      --   3,071      --
Equity Index Trust Series 1                                      --      300       --      --      --     300
Equity-Income Trust Series 0                                     --       --       --      --      --      --
Equity-Income Trust Series 1                                  6,733    4,794   27,705  13,250  34,438  18,044
Financial Services Trust Series 0                                --       --       --      --      --      --
Financial Services Trust Series 1                               399      342        2      --     401     342
Fundamental Value Trust Series 0                                 --       --       --      --      --      --
Fundamental Value Trust Series 1                              2,689      769   11,194      --  13,883     769
Global Allocation Trust Series 0                                 --       --       --      --      --      --
Global Allocation Trust Series 1                                293      384       --      --     293     384
Global Bond Trust Series 0                                       --       --       --      --      --      --

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                             Dividend Income  Capital Gain
                                                              Distribution    Distribution       Total
                                                             --------------- -------------- ---------------
Sub-account                                                   2006    2005    2006    2005   2006    2005
-----------                                                  ------- ------- ------- ------ ------- -------
Global Bond Trust Series 1                                        --   7,308   3,118  1,325   3,118   8,633
Global Trust Series 0                                             --      --      --     --      --      --
Global Trust Series 1                                          2,280   1,661      --     --   2,280   1,661
Growth & Income Trust Series 0                                    --      --      --     --      --      --
Health Sciences Trust Series 0                                    --      --       3     --       3      --
Health Sciences Trust Series 1                                    --      --  15,373  8,744  15,373   8,744
High Yield Trust Series 0                                         --      --      --     --      --      --
High Yield Trust Series 1                                      9,258   7,772      --     --   9,258   7,772
Income & Value Trust Series 1                                  3,336   2,307      --     --   3,336   2,307
International Core Trust Series 0                                 --      --      --     --      --      --
International Core Trust Series 1                                599     435   4,560     --   5,159     435
International Equity Index Trust A Series 1                      899     378     910  3,625   1,809   4,003
International Equity Index Trust B Series 0                       --      --      --     --      --      --
International Opportunities Trust Series 0                        --      --      --     --      --      --
International Opportunities Trust Series 1                        62      --     560     --     622      --
International Small Cap Trust Series 0                            --      --      --     --      --      --
International Small Cap Trust Series 1                         1,258     643      --     --   1,258     643
International Value Trust Series 0                               153      --     358     --     511      --
International Value Trust Series 1                             5,202   1,745  12,481  2,284  17,683   4,029
Investment Quality Bond Trust Series 0                             8      --      --     --       8      --
Investment Quality Bond Trust Series 1                        24,361  18,414      --     --  24,361  18,414
Large Cap Growth Trust Series 0                                   --      --      --     --      --      --
Large Cap Growth Trust Series 1                                  770   1,358      --     --     770   1,358
Large Cap Trust Series 0                                          --      --      --     --      --      --
Large Cap Trust Series 1                                           8      --      79     --      87      --
Large Cap Value Trust Series 0                                    38      --     626     --     664      --
Large Cap Value Trust Series 1                                   569      --  10,203     --  10,772      --
Lifestyle Aggressive Trust Series 0                               16      --      42     --      58      --
Lifestyle Aggressive Trust Series 1                            5,929     693  15,699    529  21,628   1,222
Lifestyle Balanced Trust Series 0                              1,189      --     232     --   1,421      --
Lifestyle Balanced Trust Series 1                            219,545 142,069 261,443 57,611 480,988 199,680
Lifestyle Conservative Trust Series 0                             50      --      --     --      50      --
Lifestyle Conservative Trust Series 1                         14,141  11,888   9,118  7,653  23,259  19,541
Lifestyle Growth Trust Series 0                                1,678      --   1,059     --   2,737      --
Lifestyle Growth Trust Series 1                               84,471  12,469  96,319  2,666 180,790  15,135
Lifestyle Moderate Trust Series 0                                121      --      60     --     181      --
Lifestyle Moderate Trust Series 1                             28,908  21,432  28,509 14,955  57,417  36,387
Managed Trust Series 0                                            --      --      --     --      --      --
Mid Cap Core Trust Series 0                                        8      --     106     --     114      --
Mid Cap Core Trust Series 1                                      122      --   1,647    771   1,769     771
Mid Cap Index Trust Series 0                                      --      --      --     --      --      --

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                                Dividend
                                                                 Income     Capital Gain
                                                              Distribution  Distribution      Total
                                                             -------------- ------------- --------------
Sub-account                                                   2006    2005   2006   2005   2006    2005
-----------                                                  ------- ------ ------ ------ ------- ------
Mid Cap Index Trust Series 1                                     745    639  5,211  4,169   5,956  4,808
Mid Cap Stock Trust Series 0                                      --     --     --     --      --     --
Mid Cap Stock Trust Series 1                                      --     -- 11,468  6,645  11,468  6,645
Mid Cap Value Trust Series 0                                      --     --      3     --       3     --
Mid Cap Value Trust Series 1                                   1,719    813 40,887  6,209  42,606  7,022
Mid Value Trust Series 0                                          --     --     --     --      --     --
Money Market Trust B Series 0                                  9,965     --     --     --   9,965     --
Money Market Trust Series 1                                  130,233 71,012     --     -- 130,233 71,012
Natural Resources Trust Series 0                                  45     --  1,423     --   1,468     --
Natural Resources Trust Series 1                                 717     -- 24,050  1,350  24,767  1,350
Overseas Equity Trust Series 0                                    --     --     --     --      --     --
Overseas Trust                                                    --    211     --     --      --    211
Pacific Rim Trust Series 0                                        --     --     --     --      --     --
Pacific Rim Trust Series 1                                     1,360     87     --     --   1,360     87
Quantitative All Cap Trust Series 1                              344    188  2,568  1,323   2,912  1,511
Quantitative Mid Cap Trust Series 1                               --     -- 28,861     --  28,861     --
Quantitative Value Trust Series 0                                 --     --     --     --      --     --
Real Estate Securities Trust Series 0                            145     --  1,352     --   1,497     --
Real Estate Securities Trust Series 1                          6,953  5,288 66,343 36,453  73,296 41,741
Real Return Bond Trust Series 0                                   --     --     --     --      --     --
Real Return Bond Trust Series 1                                  236     --    178    313     414    313
Science & Technology Trust Series 0                               --     --     --     --      --     --
Science & Technology Trust Series 1                               --     --     --     --      --     --
Short-Term Bond Trust Series 0                                    --     --     --     --      --     --
Small Cap Growth Trust Series 0                                   --     --     --     --      --     --
Small Cap Index Trust Series 0                                    --     --     --     --      --     --
Small Cap Index Trust Series 1                                   658    587  3,559  3,969   4,217  4,556
Small Cap Opportunities Trust Series 0                            --     --     --     --      --     --
Small Cap Opportunities Trust Series 1                           606     --  2,266     47   2,872     47
Small Cap Trust Series 0                                          --     --     --     --      --     --
Small Cap Trust Series 1                                          --     --    642     --     642     --
Small Cap Value Trust Series 0                                    --     --     --     --      --     --
Small Company Blend Trust Series 1                                --     --     --     --      --     --
Small Company Trust Series 1                                      --     --  1,729     --   1,729     --
Small Company Value Trust Series 0                                --     --      4     --       4     --
Small Company Value Trust Series 1                               325  1,153 74,997  6,853  75,322  8,006
Special Value Trust Series 0                                      --     --     --     --      --     --
Special Value Trust Series 1                                       5     --  1,691     25   1,696     25
Strategic Bond Trust Series 0                                     --     --     --     --      --     --
Strategic Bond Trust Series 1                                 14,770  5,263     --     --  14,770  5,263
Strategic Growth Trust Series 1                                   --     --     --    219      --    219

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                               Dividend Income Capital Gain
                                                                 Distribution  Distribution      Total
                                                             ----------------- ------------- -------------
Sub-account                                                   2006     2005     2006   2005   2006   2005
-----------                                                  --------- ------- ------ ------ ------ ------
Strategic Income Trust Series 0                                   3       --       --     --      3     --
Strategic Income Trust Series 1                               1,094      282        8     17  1,102    299
Strategic Opportunities Trust Series 1                           21      859       --     --     21    859
Strategic Value Trust Series 0                                   --       --        5     --      5     --
Strategic Value Trust Series 1                                  911      117    8,132  1,432  9,043  1,549
Total Return Trust Series 0                                      --       --       --     --     --     --
Total Return Trust Series 1                                  11,169    6,971       --  7,181 11,169 14,152
Total Stock Market Index Trust Series 0                          --       --       --     --     --     --
Total Stock Market Index Trust Series 1                         948    1,592      508     --  1,456  1,592
U.S. Core Trust Series 0                                         --       --        1     --      1     --
U.S. Core Trust Series 1                                      6,373    6,998   61,260 10,851 67,633 17,849
U.S. Global Leaders Growth Trust Series 0                        --       --       --     --     --     --
U.S. Global Leaders Growth Trust Series 1                        --       16      199    170    199    186
U.S. Government Securities Trust Series 0                        --       --       --     --     --     --
U.S. Government Securities Trust Series 1                    26,622    7,275       --  7,692 26,622 14,967
U.S. High Yield Bond Trust Series 0                              --       --       --     --     --     --
U.S. High Yield Bond Trust Series 1                              --       --       --     --     --     --
U.S. Large Cap Trust Series 0                                    --       --       --     --     --     --
U.S. Large Cap Trust Series 1                                 1,781    1,114       --     --  1,781  1,114
Utilities Trust Series 0                                        186       --      957     --  1,143     --
Utilities Trust Series 1                                      1,811      169    9,472  2,164 11,283  2,333
Value Trust Series 0                                             --       --       --     --     --     --
Value Trust Series 1                                          1,128    1,459   41,791     -- 42,919  1,459

PART C
OTHER INFORMATION


Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B). Incorporated by reference to exhibit A (1) file number 333-33351 filed with the Commission on August 11, 1997 on behalf of FNAL.

     (b) Not applicable.

     (c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and Manulife Financial Securities LLC dated January 1, 2002 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (2) Form of General Agent Servicing Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent Selling Agreement by and among John Hancock Life Insurance, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (d)(1) Form of Specimen Flexible Premium Variable Universal Life Insurance Policy. Incorporated by reference to pre-effective amendment number 1, file number 333-132905 filed with the Commission on June 13, 2006.

     (2) Form of Specimen Enhanced Surrender Value Rider. Incorporated by reference to pre-effective amendment number 1, file number 333-132905 filed with the Commission on June 13, 2006.

     (3) Form of Specimen Return of Premium Death Benefit Rider. Incorporated by reference to pre-effective amendment number 1, file number 333-132905 filed with the Commission on June 13, 2006.

     (4) Form of Specimen Enhanced Yield Fixed Account Rider. Incorporated by reference to pre-effective amendment number 1, file number 333-132905 filed with the Commission on June 13, 2006.

     (5) Form of Specimen Endorsement Allocations and Transfers. Incorporated by reference to pre-effective amendment number 1, file number 333-132905 filed with the Commission on June 13, 2006.

     (6) Form of Specimen Extended No-Lapse Guarantee Rider filed herewith.

     (7) Form of Specimen Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider filed herewith.

     (8) Form of Specimen Change of Life Insured Rider filed herewith.

     (9) Form of Specimen Accelerated Death Benefit Rider filed herewith.

     (e) Form of Specimen Application for a Flexible Premium Variable Universal Life Insurance Policy filed herewith.

     (f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992. Incorporated by reference to Exhibit
(6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992. Incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997. Incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (c) Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York). Incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Secretary's Certificate of Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h) (1) Form of Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New
York) and The Manufacturers Life Insurance Company dated October 1, 1997 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (j) Not Applicable.

     (k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001. Incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit
(a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (i) Powers of Attorney for Marc Costantini, James D. Gallagher, and Bruce Speca are incorporated by reference to post-effective amendment number 5 file number 333-85296 filed with the Commission on April 28, 2006.

     (ii) Powers of Attorney for Thomas Borshoff, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Lynne Patterson, Bradford J. Race, Jr, Diana Scott, Robert L. Ullmann are filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK as of April 1, 2007


Name and Principal Business Address        Position with Depositor
-------------------------------------      -------------------------------------------
Directors
Thomas Borshoff
3 Robin Drive
Rochester, NY 14618 .................      Director
Marc Costantini
601 Congress Street
Boston, MA 02210 ....................      Director
Steve A. Finch
197 Clarendon Street
Boston, MA 02117 ....................      Director
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078 ...............      Director
James D. Gallagher
601 Congress Street
Boston, MA 02210 ....................      Director
William P. Hicks III
115 Perimeter Center Place, Suite 965
Atlanta, GA 30346 ...................      Director
Katherine MacMillan
250 Bloor Street, East
Toronto, Canada M4W1E5 ..............      Director
Neil M. Merkl
35-35 161st Street
Flushing, NY 11358 ..................      Director
Lynne Patterson
601 Congress Street
Boston, MA 02210 ....................      Director
Bradford J. Race, Jr.
136 East 64th Street
New York, NY 10021 ..................      Director
Diana Scott
601 Congress Street
Boston, MA 02210 ....................      Director
Bruce R. Speca
601 Congress Street
Boston, MA 02210 ....................      Director
Robert L. Ullmann
155 Seaport Boulevard
Boston, MA 02210 ....................      Director
Officers
James D. Gallagher ..................      Chairman and President
Emanuel Alves .......................      Secretary and Chief Administrative Officer
Richard Harris ......................      Appointed Actuary
Patricia Cassidy ....................      Illustration Actuary

Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------
Naveed Irshad .......................      Illustration Officer
Katherine MacMillan .................      Executive Vice President, Retirement Plan Services
Hugh McHaffie .......................      Executive Vice President, US Wealth Management
James Boyle .........................      Executive Vice President, US Insurance
Yiji Starr ..........................      Vice President and Chief Financial Officer
Patrick Gill ........................      Controller
Brooks Tingle .......................      Insurance Administration
Jill Rebman .........................      Insurance Administration
Gregory Mack ........................      Vice President, Distribution

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2006 appears below:

     Subsidiary Name

Cavalier Cable, Inc.
John Hancock Investment Management Services, LLC
Manulife Service Corporation
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC


Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.


     Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company                              Capacity in Which Acting
--------------------------------------------------      -------------------------
John Hancock Variable Life Separate Account S ....      Principal Underwriter
John Hancock Variable Life Separate Account U ....      Principal Underwriter
John Hancock Variable Life Separate Account V ....      Principal Underwriter
John Hancock Variable Life Separate Account UV ...      Principal Underwriter
John Hancock Variable Annuity Separate Account I .      Principal Underwriter
John Hancock Variable Annuity Separate Account JF       Principal Underwriter
John Hancock Variable Annuity Separate Account U .      Principal Underwriter
John Hancock Variable Annuity Separate Account V .      Principal Underwriter
John Hancock Variable Annuity Separate Account H .      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................      Principal Underwriter

Name of Investment Company                           Capacity in Which Acting
-----------------------------------------------      -------------------------
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.


Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant`s depositor, and JHVLICO (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                               SEPARATE ACCOUNT B
                                  (Registrant)

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK


                           By: /s/ James D. Gallagher
                              ------------------
                               James D. Gallagher
                          Principal Executive Officer

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                                  (Depositor)

                           By: /s/ James D. Gallagher
                              ------------------
                               James D. Gallagher

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.


/s/ Patrick Gill                      Controller
------------------------------
Patrick Gill
/s/Yiji Starr                         Vice President and Chief Financial Officer
------------------------------
Yiji Starr
*                                     Director
------------------------------
Thomas Borshoff
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
Seven A. Finch
*                                     Director
------------------------------
Ruth Ann Fleming
*                                     Director
------------------------------
James D. Gallagher
*                                     Director
------------------------------
William P. Hicks III
*                                     Director
------------------------------
Katherine MacMillan
*                                     Director
------------------------------
Neil M. Merkl
*                                     Director
------------------------------
Lynne Patterson
*                                     Director
------------------------------
Bradford J. Race, Jr.
*                                     Director
------------------------------
Diana Scott
*                                     Director
------------------------------
Bruce R. Speca
*                                     Director
------------------------------
Robert L. Ullmann
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney